Prospectus

January 31, 1996

The shares of Biltmore Balanced Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to provide long-term growth of principal and current income. The Fund pursues this objective by investing in a professionally-managed and diversified portfolio of equity securities and dept securities.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore
Balanced Fund
(A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                               TABLE OF CONTENTS

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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS                                                           2
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GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     Risk                                                                      4
  Securities of Foreign Issuers                                                5
  Corporate Debt Obligations                                                   5
     Fixed Rate Corporate Debt Obligations                                     5
     Floating Rate Corporate Debt
       Obligations                                                             5
  U.S. Government Securities                                                   5
  Mortgage-Backed Securities                                                   6
  Adjustable Rate Mortgage Securities                                          6
  Collateralized Mortgage Obligations                                          6
  Real Estate Mortgage Investment
     Conduits                                                                  6
  Asset-Backed Securities                                                      6
  Convertible Securities                                                       7
  Stock Index Futures and Options                                              7
  Restricted and Illiquid Securities                                           8
  Demand Master Notes                                                          8
  Demand Features                                                              8
  Repurchase Agreements                                                        9
  When-Issued and Delayed Delivery
     Transactions                                                              9
  Lending of Portfolio Securities                                              9
Other Investment Techniques                                                    9
Investment Limitations                                                         9
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THE BILTMORE FUNDS INFORMATION                                                10
Management of the Trust                                                       10
  Board of Trustees                                                           10
     Advisory Fees                                                            10
     Adviser's Background                                                     10
  Distribution of Shares                                                      11
  Administrative Arrangements                                                 11
  Shareholder Servicing Arrangements                                          11
  Administration of the Fund                                                  11
     Administrative Services                                                  11
Brokerage Transactions                                                        12
Expenses of the Fund                                                          12
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NET ASSET VALUE                                                               12
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INVESTING IN THE FUND                                                         12
Share Purchases                                                               12
  Through the Trust Divisions of the
     Wachovia Banks                                                           12
  Through Wachovia Investments, Inc.                                          12
  By Mail                                                                     13

  Through Authorized Broker/Dealers                                           13

Minimum Investment Required                                                   13
What Shares Cost                                                              13
  Purchases at Net Asset Value                                                13

  Sales Charge Reallowance                                                    13

  Reducing the Sales Charge                                                   14
  Quantity Discounts and Accumulated
     Purchases                                                                14
  Letter of Intent                                                            14
  Reinvestment Privilege                                                      14
  Concurrent Purchases                                                        14
  Plan Right of Accumulation                                                  15
Systematic Investment Program                                                 15
Certificates and Confirmations                                                15
Subaccounting Services                                                        15
Dividends                                                                     15
Capital Gains                                                                 15
Exchange Privilege                                                            15
  Exchange by Telephone                                                       16
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REDEEMING SHARES                                                              16
  By Telephone                                                                16
  By Mail                                                                     17
  Signatures                                                                  17
Systematic Withdrawal Program                                                 17

Accounts with Low Balances                                                    17

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SHAREHOLDER INFORMATION                                                       18
Voting Rights                                                                 18
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EFFECT OF BANKING LAWS                                                        18
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TAX INFORMATION                                                               19
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PERFORMANCE INFORMATION                                                       19
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ADDRESSES                                                             BACK COVER

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                            SUMMARY OF FUND EXPENSES



                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                             4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                                      None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                      None
Exchange Fee                                                                                             None



                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                       0.54%
12b-1 Fees                                                                                               None
Other Expenses                                                                                          0.22%
     Shareholder Servicing Agent Fee (2)                                                     0.00%
          Total Fund Operating Expenses (after waiver) (3)                                              0.76%



(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.70%.



(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(3) Total Fund Operating Expenses would have been 0.92% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."

Example                                                           1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of
each time period; and (3) payment of the maximum sales load. As
noted in the table above, the Fund charges no redemption fees.      $52        $68        $85       $135



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



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                             BILTMORE BALANCED FUND
                              FINANCIAL HIGHLIGHTS



                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young LLP, the Funds's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                             Year Ended November 30,    1995       1994       1993(a)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    9.93  $   10.33   $   10.00
Income from investment operations
  Net investment income                                                    0.40       0.35        0.19
  Net realized and unrealized gain (loss) on investments                   2.13      (0.38)       0.29
                                                                      ---------  ---------  -----------
  Total from investment operations                                         2.53      (0.03)       0.48
Less distributions
  Distributions from net investment income                                (0.38)     (0.33)      (0.15)
  Distributions from net realized gain on investments                     (0.16)     (0.04)       0.00
                                                                      ---------  ---------  -----------
  Total distributions                                                     (0.54)     (0.37)      (0.15)
                                                                      ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                        $   11.92  $    9.93   $   10.33
                                                                      ---------  ---------  -----------
Total Return (b)                                                          26.32%     (0.39%)       4.89%
Ratios to Average Net Assets
  Expenses                                                                 0.76%      0.75%       0.75%*
  Net investment income                                                    3.58%      3.46%       3.30%*
  Expense waiver/reimbursement (c)                                         0.16%      0.17%       0.19%*
Supplemental Data
  Net assets, end of period (000 omitted)                              $207,421   $194,430    $166,271
  Portfolio turnover                                                        102%        74%         60%



 *  Computed on an annualized basis.
- -


 (a)  Reflects operations for the period from May 10, 1993 (date of initial
-   -
      public investment) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.


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                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Balanced Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio of common and preferred stocks and other equity securities, bonds, notes and short-term obligations. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (collectively, hereinafter referred to as the "Funds").

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide long-term growth of principal and current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.
INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Fund pursues its investment objective by investing primarily in a professionally-managed, diversified portfolio of equity securities and debt securities.

In pursuing its investment objective, the Fund's investment approach, as related to equity securities, is to produce long-term growth of principal and income by investing in a diversified portfolio of common stocks. The Fund's investment adviser will seek undervalued stocks with improving prospects by integrating two disciplines to capture both growth and value opportunities. With regard to debt securities, the Fund's investment approach will be to maximize total return (which consists of capital appreciation and income) available from a diversified portfolio of fixed income securities while providing relative stability of principal and income as compared to other fixed income securities. The Fund's investment adviser employs a multi-disciplined management approach that combines judgments about interest rates with other value-added management techniques (including judgments about the future shape of the yield curve, sector rotation, and securities swapping and substitution). As such, the Fund's investment adviser will not rely on a single management technique in selecting the Fund's portfolio of investments.

Under normal market circumstances, the Fund will invest at least 65% of its assets in equity securities and debt securities. As a matter of operating policy, the asset mix of the Fund will normally range between 40-60% in common stocks and convertible securities, 30-50% in preferred stocks and bonds, and 0-20% in money market instruments. The Fund will maintain at least 25% of its assets in fixed income senior securities (including the value of convertible senior securities attributable to their fixed income characteristics). The permitted investments include but are not limited to:

 .common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in the over-the-counter markets and are considered by the Fund's investment adviser to have an established market;

 .convertible securities;

 .investments in American Depositary Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in the over-the-counter market. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in other securities of foreign issuers ("Non-ADRs"). (See "Securities of Foreign Issuers.");


 .domestic issues of corporate debt obligations (including convertible bonds) rated, at the time of purchase, A or better by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, are determined by the Fund's investment adviser to be of comparable quality. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but will consider doing so. (A description of the rating categories is contained in the Appendix to the Statement of Additional Information.);


 .asset-backed securities;

 .commercial paper rated not less than A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, and unrated commercial paper that is deemed by the Fund's investment adviser to be of comparable quality; and

 .time and savings deposits (including certificates of deposit) in commercial or savings banks.

In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes.

The Fund's investment adviser does not select securities purely to maximize the current yield of the Fund. The Fund's investment adviser attempts to manage the Fund's total performance, which includes both changes in principal value of the Fund's portfolio and interest income earned, to anticipate the opportunities and risks of changes in market interest rates. When the Fund's investment adviser expects that market interest rates may decline, which would cause prices of outstanding debt obligations to rise, it generally extends the average maturity of the Fund's portfolio. When, in the investment adviser's judgment, market interest rates may rise, which would cause market prices of outstanding debt obligations to decline, the Fund's investment adviser generally shortens the average maturity of the Fund's portfolio. Further, the Fund's investment adviser attempts to improve the Fund's total return by weighing the relative value of other fixed income securities having similar maturities in selecting portfolio securities. By actively managing the Fund's portfolio in this manner, the Fund's investment adviser seeks to provide capital appreciation during periods of falling interest rates and protection against capital depreciation during periods of rising rates.


Risk. The market value of debt obligations, and therefore the Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations. Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Fund's investment adviser will attempt to minimize the fluctuation of the Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.



As with other mutual funds that invest substantially in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any risk identified above appears to the Fund's investment adviser to be substantial.

CORPORATE DEBT OBLIGATIONS. The Fund invests in corporate debt obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. These obligations will be rated A or better at the time of purchase by S&P, Moody's or Fitch, or, if unrated, will be of comparable quality as determined by the Fund's investment adviser.

Fixed Rate Corporate Debt Obligations. The Fund will invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

Floating Rate Corporate Debt Obligations. The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. An example of floating and fixed rate corporate debt obligations in which the Fund can invest include Yankee bonds, which are U.S. dollar-denominated bonds issued in the United States by foreign banks or corporations.

U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to:

 .direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes and bonds; and:


 .notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association.


Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. Others for which no assurances can be given that the U.S. government will provide financial support to the agencies or instrumentalities, since it is not obligated to do so, are supported by:

 .the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

 .discretionary authority of the U.S. Treasury to purchase certain obligations of an agency or instrumentality; or

 .the credit of the agency or instrumentality.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgagebacked securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may be collateralized by whole loans or private pass-through securities.

The Fund will only invest in CMOs which are rated AAA by a nationally recognized rating agency or are of comparable quality as determined by the Fund's investment adviser, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or
(c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS. Real estate mortgage investment conduits ("REMICs") are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated A or higher at the time of purchase by a nationally recognized rating agency including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgagebacked securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible bonds, convertible preferred stock or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which entitle the holder to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bonds' maturity. Convertible securities are senior to equity securities, and therefore have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stocks when, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


STOCK INDEX FUTURES AND OPTIONS. The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks. The Fund will not enter into these transactions for speculative purposes.


There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.


The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. The restriction is not applicable to commercial paper issued under
Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

DEMAND MASTER NOTES. The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

REPURCHASE AGREEMENTS. The U.S. government securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
OTHER INVESTMENT TECHNIQUES

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write covered call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.

INVESTMENT LIMITATIONS

The Fund will not:

 .borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge, mortgage, or hypothecate up to 15% of the value of those assets to secure such borrowings; nor

 .with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities), or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.70 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.


The Fund's portfolio managers are R. Emery Pike, Alfred R. Guenthner, John F. Hageman, and Daniel S. Earthman. The portfolio managers have co-managed the Fund since its inception.

Mr. Pike is a Chartered Financial Analyst, and has been a Vice President of Wachovia Bank of North Carolina, N.A. since 1990. Mr. Pike has served as a fixed income investment manager since 1989. Prior to that date, he was employed as a retail fixed income salesman in the bond department of Wachovia Bank of North Carolina, N.A.


M. Alfred R. Guenthner, Ph.D., A.B.D., is Senior Vice President and Manager of Research for Wachovia Group. Mr. Guenthner joined Wachovia Bank of North Carolina, N.A. in 1972 as an economist and was elected vice president and senior economist in 1978. From 1978 to 1982, he was the fixed income strategist for Wachovia Asset Management. Mr. Guenthner is a graduate of Concord College and is completing a dissertation for a doctorate degree in economics from the University of Georgia. He is a member of the North Carolina Society of Financial Analysts and the United Shareholders Association. Mr. Guenthner is a former president of the North Carolina Association of Business Economists.


Mr. John F. Hageman is a Chartered Financial Analyst and is a Senior Vice President and Institutional Portfolio Manager. Mr. Hageman is responsible for managing the employee benefit, foundation and endowment portfolios. Prior to joining Wachovia Bank of North Carolina, N.A. in 1986, Mr. Hageman was Vice President and head of Institutional Investment Management at Michigan National Investment Corporation from 1977 to 1986, and an account executive with Merrill Lynch from 1975 to 1977. Mr. Hageman is a graduate of Wabash College with a bachelor's degree in political science.

Daniel S. Earthman is a Chartered Financial Analyst and is a Vice President and Institutional Portfolio Manager. Mr. Earthman joined Wachovia Bank of North Carolina, N.A. in 1988 as an Assistant Vice President in Institutional Portfolio Management. Prior to joining the Wachovia Bank of North Carolina, N.A., he was a vice president and investment manager with Richland Asset Management in Nashville, and an assistant vice president and portfolio manager with NCNB in Charlotte. Mr. Earthman received a bachelor's degree in business from Southern Methodist University and an MBA from the University of North Carolina at Chapel Hill.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS

The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS

Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds

       .15 of 1%          on the first $250 million
      .125 of 1%           on the next $250 million
       .10 of 1%           on the next $250 million
      .075 of 1%     on assets in excess of $750 million



The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND

The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Balanced Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested

Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.



PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. Trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value. Finally, purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of the Trust, including the Fund ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the Fund, the Biltmore Emerging Markets Fund, the Biltmore Equity Fund, the Biltmore Fixed Income Fund, the Biltmore Special Values Fund and the Investment Shares class of the Biltmore Money Market Fund (the "Money Fund").

SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:

 .quantity discounts and accumulated purchases;

 .signing a 13-month letter of intent;

 .using the reinvestment privilege; or

 .concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.


PLAN RIGHT OF ACCUMULATION. Purchases of the Fund by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges as shown in the table in this prospectus under the section entitled "What Shares Cost." However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS

As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE


All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).


EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
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                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 .a trust company or commercial bank whose deposits are insured by the BIF;
 .a member of the New York, American, Boston, Midwest, or Pacific Stock
 Exchanges;
 .a savings bank or savings and loan association whose deposits are insured by the SAIF; or
 .any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
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                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


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                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TAX INFORMATION

The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with tax information for reporting purposes. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

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                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


Addresses

Biltmore Balanced Fund   Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226

Biltmore Balanced Fund Prospectus
A Diversified Portfolio of The Biltmore Funds
An Open-End, Management Investment Company


      Cusip 090297821
January 31, 1996    3012915A (1/96)
822-12 (1/96)



                            BILTMORE BALANCED FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Balanced Fund (the "Fund"), a portfolio of The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
DISTRIBUTOR
A SUBSIDIARY OF FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVES AND POLICIES1

 Types of Investments            1
 Investment Limitations          7
THE BILTMORE FUNDS MANAGEMENT   10

 Officers and Trustees          10
 Fund Ownership                 11
 Trustees Compensation          12
 Trustee Liability              12
INVESTMENT ADVISORY SERVICES    12

 Adviser to the Fund            12
 Advisory Fees                  12
BROKERAGE TRANSACTIONS          13

OTHER SERVICES                  13

 Administration                 13
 Custodian                      13
 Transfer Agent                 14
 Legal Services                 14
 Independent Auditors           14
 Portfolio Turnover             14
PURCHASING FUND SHARES          14

 Conversion to Federal Funds    14
 Exchanging Securities for Fund
  Shares                        14



DETERMINING NET ASSET VALUE     14

DETERMINING MARKET VALUE OF
SECURITIES                      15

REDEEMING FUND SHARES           15

 Redemption in Kind             15
MASSACHUSETTS BUSINESS TRUSTS   15

TAX STATUS                      16

 The Fund's Tax Status          16
 Shareholders' Tax Status       16
 Capital Gains                  16
TOTAL RETURN                    16

YIELD                           16

PERFORMANCE COMPARISONS         17

FINANCIAL STATEMENTS            19

APPENDIX                        20



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is to provide long-term growth of principal and current income. The investment objective cannot be changed without approval of shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees ("Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus. TYPES OF INVESTMENTS
The Fund invests primarily in a diversified portfolio of equity securities and debt securities. The following discussion supplements the description of the Fund's investment policies in the prospectus. Below are securities in which the Fund may invest from time to time:
o common or preferred stocks and other equity securities which generally have bond-like attributes, including zero coupon and/or convertible securities;
o domestic issues of corporate debt obligations (including convertible bonds) rated, at the time or purchase, A or better by Moody's Investors Service, Inc. ("Moody's), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or if not rated, determined by the Fund's investment adviser to be of comparable quality;
o investments in American Depositary Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in the over-the-counter market;



o obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;
o asset-backed securities;
o commercial paper rated, at the time of purchase, not less than A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, or if not rated, of comparable quality as determined by the Fund's investment adviser;
o time and savings deposits (including certificates of deposit) in commercial or savings banks;
o bankers' acceptances;
o demand master notes; and
o repurchase agreements collateralized by high quality, liquid investments. MONEY MARKET INSTRUMENTS
The Fund may invest in money market instruments such as:
o instruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured;
o commercial paper rated, at the time of purchase, not less than A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch, or if not rated, are determined to be of comparable quality by the Fund's investment adviser;
o time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF"), or institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by, and other time deposits in, foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or are withdrawable upon notice not exceeding ninety days; or
o bankers' acceptances.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) to the Trust's Board. The Board considers the following criteria in determining the liquidity of certain restricted securities:
o the frequency of trades and quotes for the security;
o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
o dealer undertakings to make a market in the security; and



o the nature of the security and the nature of the marketplace trades. REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees. REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements under certain circumstances. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.



When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
LENDING PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
CORPORATE DEBT SECURITIES
Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales, or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).
Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer's prospectus.
CONVERTIBLE SECURITIES
The Fund may invest in convertible securities.
The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
ZERO COUPON CONVERTIBLE SECURITIES
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
OBLIGATIONS OF FOREIGN ISSUERS
Obligations of a foreign issuer may present greater risks than investments in U.S. securities, including higher transaction costs. In addition, investments in foreign issuers may include additional risks associated with less market liquidity and political instability. The possible imposition of withholding taxes on interest income might also adversely affect the payment of principal and interest on obligations of foreign issuers. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.
PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related pools highly liquid. RESETS OF INTEREST
The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.
To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.
CAPS AND FLOORS
The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.
FUTURES AND OPTIONS TRANSACTIONS
As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts for portfolio securities, and writing call options on futures contracts. The Fund also may write covered call options on portfolio securities to attempt to increase its current income.
The Fund will maintain its position in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures transactions may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.
  FUTURES CONTRACTS
     The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund also may purchase and sell stock index futures to hedge against changes in prices. The Fund will not engage in futures transactions for speculative purposes.
     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices generally move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates typically means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
     Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.
  STOCK INDEX OPTIONS
     The Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.
     The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. The Fund would use these options solely to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in rates.
     Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on financial futures contracts or over-the-counter call options on future contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to decrease, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.
     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the realized decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.



  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.
  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
     The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. As the writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of call options by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.
  OVER-THE-COUNTER OPTIONS
     The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.
  RISKS
     When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. Furthermore, it is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio.
     To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.



WARRANTS
The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures, and put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, the Fund may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase and sell futures contracts and related options.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the value of the Fund's total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any portfolio instruments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S.



     government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of Fund assets. While it is the Fund's policy to waive its investment advisory fees on assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agency fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The Fund has a present intention of investing no more than 5% of its total assets in investment companies during the current fiscal year.



  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put options.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall



     5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current fiscal year.





THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929




Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee



Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).



Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.




Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-



Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 4,143,906 shares (22.80%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX#


James A. Hanley,           $21,857         $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,         $22,937         $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,    $19,483         $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,            $19,483         $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,       $ 0             $ 0 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks, or their affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Adviser earned $1,394,516, $1,291,534, and $616,635, respectively, of which $316,346, $274,994, and $102,649, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation. If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1995 and1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Fund paid $140,316, $262,992, and $157,549, respectively, in commissions on brokerage transactions.
As of November 30, 1995, the Fund owned $3,239,499 of securities issued by General Electric Co., one of the Fund's regular broker/dealers, which derives more than 15% of its gross revenues from securities-related activities. Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS earned $178,968, $183,610, and $108,092, respectively. In addition, for the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS reimbursed $0, $46,191, and $44,122, respectively, in other Fund operating expenses.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.



TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1995 and 1994, the Fund's portfolio turnover rates were 102% and 74%, respectively. PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds. EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.





DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows:
o for equity securities, according to the last sale price on a national securities exchange, if available;
o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
o for unlisted equity securities, the latest bid prices;
o for bonds and other fixed income securities, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.
REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."



REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.



In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.
Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held Fund shares. TOTAL RETURN

The Fund's average annual total returns for the one-year period ended November 30, 1995, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1995, were 20.61% and 9.45%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995, was 2.84%.



The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.


PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in the Fund's expenses;
o the relative amount of Fund cash flow; and
o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge)



per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.
o MERRILL LYNCH COMPOSITE 1-5 YEAR TREASURY INDEX is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and
  4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.
o SALOMON BROTHERS 3-5 YEAR GOVERNMENT INDEX quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.



o SALOMON BROTHERS AAA-AA CORPORATES calculates total returns of approximately 775 issues which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA, with maturities of twelve years or more. It also includes companies in industry, public utilities and finance.
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "balanced funds" category in advertising and sales literature.
o MERRILL LYNCH 3-5 YEAR TREASURY INDEX is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.
o MERRILL LYNCH 3-YEAR TREASURY YIELD CURVE INDEX is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.


o LEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.



o LEHMAN BROTHERS AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a Fitch rating of BBB.
o MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).
o MERRILL LYNCH DOMESTIC MASTER INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).
o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents top United States corporations, the DJIA index is a leading economic indicator for the stock market as a whole.
o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
o S&P 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE (WEIGHTED INDEX) and the S&P 500/Lehman Brothers Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon the Fund's current asset allocation.
o SALOMON BROTHERS AAA-AA CORPORATE index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.
o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers



  Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.
  Investors may also consult the fund evaluation consulting universe listed below. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.
o SEI BALANCED UNIVERSE is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed-income securities.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. NR--"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "AAA" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by the following characteristics:
o leading market positions in well-established industries;
o high rates of return on funds employed;
o conservative capitalization structure with moderate reliance on debt and ample asset protection;
o broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o well-established access to a range of financial markets and assured sources of alternate liquidity.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."



Cusip 090297821



3012915B (1/96)





                                  Prospectus
                               January 31, 1996

The shares of Biltmore Equity Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to produce growth of principal and income. The Fund pursues this objective by investing primarily in a professionally-managed and diversified portfolio of quality mid to large-capitalization common stocks.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.






                                   Biltmore
                                 Equity Fund
                     (A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.





                        [LOGO OF WACHOVIA INVESTMENTS]







===============================================================================

                                     TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     Corporate Obligations                                                     4
     Stock Index Futures and Options                                           4
     Put and Call Options                                                      5
     Restricted and Illiquid Securities                                        5
     Temporary Investments                                                     5
  Repurchase Agreements                                                        5
  When-Issued and Delayed
     Delivery Transactions                                                     5
  Lending of Portfolio Securities                                              6



Investment Considerations                                                      6
  Equity Investments                                                           6
  Securities of Foreign Issuers                                                6
  Debt Investments                                                             6
Investment Limitations                                                         6
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 7
Management of the Trust                                                        7
  Board of Trustees                                                            7
  Investment Adviser                                                           7
     Advisory Fees                                                             7
     Adviser's Background                                                      7
Distribution of Shares                                                         8
Administrative Arrangements                                                    8
Shareholder Servicing Arrangements                                             8
Administration of the Fund                                                     8
  Administrative Services                                                      8
Brokerage Transactions                                                         8
Expenses of the Fund                                                           9
---------------------------------------------------
NET ASSET VALUE                                                                9
---------------------------------------------------
INVESTING IN THE FUND                                                          9
Share Purchases                                                                9
  Through the Trust Divisions of the
     Wachovia Banks                                                            9
  Through Wachovia Investments, Inc.                                           9
  By Mail                                                                      9



  Through Authorized Broker/Dealers                                           10
Minimum Investment Required                                                   10
What Shares Cost                                                              10
  Purchases at Net Asset Value                                                10
  Sales Charge Reallowance                                                    10
  Reducing the Sales Charge                                                   11
  Quantity Discounts and Accumulated
     Purchases                                                                11
  Letter of Intent                                                            11
  Reinvestment Privilege                                                      11
  Concurrent Purchases                                                        11
  Plan Right of Accumulation                                                  11
Systematic Investment Program                                                 12
Certificates and Confirmations                                                12
Subaccounting Services                                                        12
Dividends                                                                     12
Capital Gains                                                                 12
Exchange Privilege                                                            12
  Exchange by Telephone                                                       13
---------------------------------------------------
REDEEMING SHARES                                                              13
  By Telephone                                                                13
  By Mail                                                                     14
  Signatures                                                                  14
Systematic Withdrawal Program                                                 14
Accounts with Low Balances                                                    14
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       15



Voting Rights                                                                 15
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        15
---------------------------------------------------
TAX INFORMATION                                                               15
---------------------------------------------------
PERFORMANCE INFORMATION                                                       16
---------------------------------------------------
ADDRESSES                                                             BACK COVER




===============================================================================


                            SUMMARY OF FUND EXPENSES
                        SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                             4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                      None
Exchange Fee                                                                                             None






                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver) (1)                                                                       0.63%
12b-1 Fees                                                                                               None
Other Expenses                                                                                          0.27%
     Shareholder Servicing Agent Fee (2)                                                     0.00%
          Total Fund Operating Expenses (after waiver) (3)                                              0.90%






(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.70%.



(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(3) Total Fund Operating Expenses would have been 0.97% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Trust."




Example                                                     1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return;
(2) redemption at the end of each time period; and
(3) payment of the maximum sales load. As noted in
the table above, the Fund charges no redemption fees.         $54        $72        $93       $151





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



===============================================================================

                   BILTMORE EQUITY FUND FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Fund's Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.



                                                  Year Ended November 30,    1995       1994      1993(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $   10.32  $   10.28  $   10.00
Income from investment operations
  Net investment income                                                         0.23       0.20       0.12
  Net realized and unrealized gain (loss) on investments and futures
  contracts                                                                     2.64       0.12       0.25
                                                                           ---------  ---------  ---------
  Total from investment operations                                              2.87       0.32       0.37
                                                                           ---------  ---------  ---------
Less distributions
  Distributions from net investment income                                     (0.25)     (0.20)     (0.09)
  Distributions from net realized gain on investments                          (0.23)     (0.08)    --
                                                                           ---------  ---------  ---------
  Total distributions                                                          (0.48)     (0.28)     (0.09)
                                                                           ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                             $   12.71  $   10.32  $   10.28
                                                                           ---------  ---------  ---------
Total Return (b)                                                               28.74%      3.10%      3.68%
Ratios to Average Net Assets
  Expenses                                                                      0.90%      0.87%      0.81%*
  Net investment income                                                         1.99%      1.98%      2.18%*
  Expense waiver/reimbursement (c)                                              0.07%      0.16%      0.32%*
Supplemental Data
  Net assets, end of period (000 omitted)                                   $130,150    $87,022    $61,997




  Portfolio turnover                                                              65%        35%        50%





 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.



===============================================================================

                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Equity Fund. The shares in any portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio of common stocks. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (collectively, hereinafter referred to as the "Funds").


===============================================================================

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE




The investment objective of the Fund is to produce growth of principal and income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in a professionally-managed and diversified portfolio of common stock of companies with an established market. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities. These securities will be primarily quality mid to large-capitalization common stocks.

ACCEPTABLE INVESTMENTS. In pursuing its investment objective, the Fund's investment approach is to produce long term growth of principal and income by investing in a diversified portfolio of common stocks. The Fund's investment adviser's approach seeks undervalued stocks with improving prospects by integrating two disciplines to capture both growth and value opportunities. The Fund's investment adviser will integrate value and growth management techniques in attempting to select undervalued stocks that have prospects for improving fundamentals while evening out the price volatility often associated with high growth investments.



Acceptable investments include:

 . common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets and are considered by the Fund's investment adviser to have an established market;
 . convertible securities;
 . investments in American Depositary Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in over-the-counter markets. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in other securities of foreign issuers ("Non-ADRs"). (See "Securities of Foreign Issuers."); and


 . domestic issues of corporate debt obligations rated A or better by Moody's
  Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"). (If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.).



In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes.



Corporate Obligations. The Fund may invest in preferred stocks, bonds, notes, and debentures of corporate issuers. These obligations will be rated at the time of purchase in the top three rating categories, or, if unrated, will be of comparable quality as determined by the Fund's investment adviser. In addition, the Fund may invest in convertible securities, which are fixed income securities that may be exchanged or converted into a predetermined number of shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.


Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in its investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determination of the issuer's profits, and the issuer's management capability and practices.

Stock Index Futures and Options. The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

Put and Call Options. The Fund may purchase put options on its portfolio securities. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.




Restricted and Illiquid Securities. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


Temporary Investments. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in:



 . certificates of deposit, demand and time deposits, savings shares, bankers' acceptances, and other instruments of domestic and foreign banks and savings and loans, which institutions have capital, surplus, and undivided profits over $100 million, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund ("BIF"), or by the Savings Association Insurance Fund ("SAIF"), both of which are administered by the FDIC; and



 . commercial paper (including Canadian Commercial Paper and Europaper) rated A-1 or better by S&P, Prime-1 by Moody's, or F-1 by Fitch, or, if unrated, of comparable quality as determined by the Fund's investment adviser.


REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


INVESTMENT CONSIDERATIONS


EQUITY INVESTMENTS. As with other mutual funds that invest in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any risk identified above appears to the Fund's investment adviser to be substantial.

DEBT INVESTMENTS. The market value of debt obligations, and therefore a Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations. Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Funds' investment adviser will attempt to minimize the fluctuation of the Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.

INVESTMENT LIMITATIONS

The Fund will not:

 . borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; nor
 . with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.


===============================================================================



                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.70 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct,



wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (formerly known as The South Carolina National Bank) (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.





The Fund's portfolio managers are Frank N. Donnelly, F. Stanley King and Michael
O. Mercer. Mr. Donnelly assumed co-management responsibilities in 1995. Mr. King has co-managed the Fund since its inception. Mr. Mercer has co-managed the Fund since 1993.


Mr. Donnelly is a Senior Vice President and Senior Investment Officer in institutional portfolio management for Wachovia Asset Management in Atlanta. Mr. Donnelly joined Wachovia Capital Managment as a counselor in 1987. He became an institutional portfolio manager in Atlanta in 1990. He received his bachelor of science degree in economics from Siena College in 1971 and an MBA from Babcock School of Management, Wake Forest University in 1983.

Mr. King is a Chartered Financial Analyst and a Senior Vice President of Wachovia Bank of North Carolina, N.A. He serves as manager of institutional portfolio management in the Investment Management Group. Mr. King joined Wachovia Bank of North Carolina, N.A. in 1985 as a securities analyst. He was elected Vice President in 1990 and assumed his current position in 1991. He has both bachelor and master of science degrees from North Carolina State University.


Mr. Mercer is Senior Vice President, Wachovia Bank of North Carolina, N.A., and,



as a Portfolio Investment Manager, manages the Wachovia Equity Investment Fund and other large institutional accounts. Mr. Mercer has been with Wachovia Bank of North Carolina, N.A. since 1983.


DISTRIBUTION OF SHARES

Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS

The Distributor may pay financial institutions and other financial service providers, such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS

Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                           Average Aggregate Daily
      Maximum              Net Assets of the Trust
Administrative Fee     and The Biltmore Municipal Funds
      0.150 of 1%         of the first $250 million
      0.125 of 1%          of the next $250 million
      0.100 of 1%          of the next $250 million
      0.075 of 1%    on assets in excess of $750 million






The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND

The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily waive and/or reimburse some expenses.


===============================================================================

                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.


===============================================================================

                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the



Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Equity Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215,

Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.


THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.



MINIMUM INVESTMENT REQUIRED

The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested

Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%






The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.



PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. Trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value. Purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of the Trust, including the Fund ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the Fund, the Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Fixed Income Fund, Biltmore Special Values Fund, and Investment Shares class of the Biltmore Money Market Fund (the "Money Fund").


SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:




 . quantity discounts and accumulated purchases;

 . signing a 13-month letter of intent;

 . using the reinvestment privilege; or

 . concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.


PLAN RIGHT OF ACCUMULATION. Purchases of the Fund by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of all shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges as shown in the table in this prospectus under the section entitled "What Shares Cost." However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.


SYSTEMATIC INVESTMENT PROGRAM



Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS

As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE


All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore



South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher.



Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).



EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



===============================================================================

                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.




BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 . a trust company or commercial bank whose deposits are insured by the BIF;
 . a member of the New York, American, Boston, Midwest, or Pacific Stock
  Exchanges;
 . a savings bank or savings and loan association whose deposits are insured by the SAIF; or



 . any other "eligible guarantor institution," as defined in the Securities
  Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


===============================================================================

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.



===============================================================================

                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.





The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.



State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.


===============================================================================

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with tax information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


===============================================================================




                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



===============================================================================

                                  Addresses

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Biltmore Equity Fund                       Federated Investors Tower
                                       Pittsburgh, Pennsylvania 15222-3779

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Distributor                              Federated Securities Corp.
                                       Federated Investors Tower
                                       Pittsburgh, Pennsylvania 15222-3779

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Investment Adviser                    Wachovia Asset Management
                                       301 North Main Street
                                       Winston-Salem, North Carolina 27150

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Custodian                           Wachovia Bank of North Carolina, N.A.
                                       Wachovia Trust Operations
                                       301 North Main Street
                                       Winston-Salem, North Carolina 27150



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Transfer Agent, Dividend Disbursing Agent,  Federated Services Company
and Portfolio Recordkeeper                Federated Investors Tower
                                         Pittsburgh, Pennsylvania 15222-3779

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Counsel to The Biltmore Funds             Kirkpatrick & Lockhart LLP
                                         1800 Massachusetts Avenue, N.W.
                                         Washington, D.C. 20036-1800

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Counsel to the Independent Trustees         Piper & Marbury L.L.P.
                                         1200 Nineteenth Street, N.W.
                                         Washington, D.C. 20036-2430

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Independent Auditors                         Ernst & Young LLP
                                         One Oxford Centre
                                         Pittsburgh, Pennsylvania 15219

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The Biltmore Service Center               101 Greystone Boulevard
                                         SC-9215



                                         Columbia, South Carolina 29226

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                       Biltmore Equity Fund Prospectus
                A Diversified Portfolio Of The Biltmore Funds
                  An Open-End, Management Investment Company



                                                             Cusip 090297839
January 31, 1996                                            3012914A (1/96)
822-10 (1/96)



                              BILTMORE EQUITY FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Equity Fund (the "Fund"), a portfolio of The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                                Statement dated January 31, 1996
FEDERATED SECURITIES CORP.



DISTRIBUTOR
A SUBSIDIARY OF FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 Types of Investments            1
 Investment Limitations          5
THE BILTMORE FUNDS MANAGEMENT    8

 Officers and Trustees           8
 Fund Ownership                  9
 Trustees Compensation          10
 Trustee Liability              10
INVESTMENT ADVISORY SERVICES    10

 Adviser to the Fund            10
 Advisory Fees                  10
BROKERAGE TRANSACTIONS          11

OTHER SERVICES                  11

 Administration                 11
 Custodian                      11
 Transfer Agent                 12
 Legal Services                 12
 Independent Auditors           12
 Portfolio Turnover             12
PURCHASING FUND SHARES          12

 Conversion to Federal Funds    12
 Exchanging Securities for Fund
  Shares                        12



DETERMINING NET ASSET VALUE     13

DETERMINING MARKET VALUE OF
SECURITIES                      13

REDEEMING FUND SHARES           13

 Redemption in Kind             13
MASSACHUSETTS BUSINESS TRUSTS   13

TAX STATUS                      14

 The Fund's Tax Status          14
 Shareholders' Tax Status       14
 Capital Gains                  14
TOTAL RETURN                    14

YIELD                           14

PERFORMANCE COMPARISONS         15

FINANCIAL STATEMENTS            15

APPENDIX                        16



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to produce growth of principal and income. The investment objective cannot be changed without the approval of shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees (the "Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus. TYPES OF INVESTMENTS
The Fund invests primarily in a professionally-managed and diversified portfolio of common stocks of companies with an established market. The Fund's investment adviser seeks to identify undervalued stocks with improving prospects by integrating two disciplines to capture both growth and value opportunities. Although the Fund may invest in other securities of these companies, in money market instruments, and in U.S. government obligations in such proportions as prevailing market conditions warrant in the judgment of the Fund's investment adviser, it is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities. Set forth below are other securities in which the Fund may invest from time to time:
FUTURES AND OPTIONS TRANSACTIONS
As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.
The Fund will maintain its positions in cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally-recognized exchange which provides a secondary market for options of the same series.
In addition to purchasing put options and writing call options as described in the prospectus, the Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser.
Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.
The Fund may also write call options and purchase put options on financial futures and stock index futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value.
  FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.
     A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.
     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate,



     the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.





     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, the Fund will disclose to all prospective investors the limitations on its futures and option transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.
RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities to the Trust's Board. The Board considers the following criteria in determining the liquidity of certain restricted securities:
othe frequency of trades and quotes for the security;
othe number of dealers willing to purchase or sell the security and the number of other potential buyers;
odealer undertakings to make a market in the security; and othe nature of the security and the nature of the marketplace trades. OBLIGATIONS OF FOREIGN ISSUERS
Obligations of a foreign issuer may present greater risks than investments in U.S. securities, including higher transaction costs. In addition, investments in foreign issuers may include additional risks associated with less market liquidity and political instability. The possible imposition of withholding taxes on interest income might adversely affect the payment of principal and interest on obligations of foreign issuers. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.
DEMAND MASTER NOTES
The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.
ZERO COUPON CONVERTIBLE SECURITIES
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.


REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees. REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



TEMPORARY INVESTMENTS
The Fund may also invest in the following temporary investments, from time to time, for defensive purposes:
  U.S. GOVERNMENT OBLIGATIONS
   The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
   o the full faith and credit of the U.S. Treasury;
   o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
   o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   o the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
   o Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives;
   o Federal  Home Loan Banks;
   o Federal Home Loan Mortgage Corporation;
   o Federal National Mortgage  Association;
   o Government  National Mortgage  Association; and
   o Student Loan Marketing Association.
  MONEY MARKET INSTRUMENTS
     The Fund may invest in the following money market instruments:
   o instruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund, or by the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation; and
   o commercial paper rated A-1 or better by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Fund's investment adviser.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not always have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote, if that were considered important with respect to the investment.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the



     Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.



  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities, the market value of which do not exceed one-third of the value of the Fund's total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.
The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving customary brokers commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. While it is the Fund's policy to waive its investment advisory fees on Fund assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The Fund has a present intention of investing no more than 5% of its total assets in investment companies during the current fiscal year.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.


  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain securities not determined under guidelines established by the Trustees to be liquid, and non-negotiable fixed income time deposits with maturities over seven days.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.



  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.



For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current fiscal year.


THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).




Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.



D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).



Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938



President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.





FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 939,683 shares (8.48%), and Wachovia Bank of Georgia, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 880,361 shares (7.94%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX#


James A. Hanley,          $21,857          $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,        $22,937          $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex



J. Berkley Ingram, Jr.,   $19,483          $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,           $19,483          $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,      $ 0              $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Adviser earned $754,597, $ 511,439, and $244,017, respectively, of which $76,995, $73,062, and $34,860, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Fund paid $176,610, $142,056, and $125,447, respectively, in commissions on brokerage transactions.
As of November 30, 1995, the Fund owned $3,171,173, $501,287, and $523,036 of securities issued by General Electric Co., American Express, and Salomon, Inc. respectively, several of the Fund's regular broker/dealers, each of which derives more than 15% of its gross revenues from securities-related activities. Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS'), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS earned $96,714, $75,000, and $75,000, respectively, of which $0, $2,936, and $32,208, respectively, were voluntarily waived. In addition, for the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS reimbursed $0, $40,467, and $37,225, respectively, in other Fund operating expenses.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. Transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio. For the fiscal years ended November 30, 1995 and 1994, the Fund's portfolio turnover rates were 65% and 35%, respectively.
PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds. EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows: ofor equity securities, according to the last sale price on a national securities exchange, if available;
oin the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
ofor unlisted equity securities, the latest bid prices;
ofor bonds and other fixed income securities, as determined by an independent pricing service;
ofor short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or ofor all other securities, at fair value as determined in good faith by the
 Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.
REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;



oderive less than 30% of its gross income from the sale of securities held less than three months;
oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.
TOTAL RETURN

The Fund's average annual total returns for the one-year period ended November 30, and 1995, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1995, were 22.9% and 11.23%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995 , was 1.52%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
ostock market fluctuations;
oportfolio quality;
oaverage portfolio maturity;
otype of instruments in which the portfolio is invested;
ochanges in interest rates and market value of portfolio securities; ochanges in the Fund's expenses;
othe relative amount of Fund cash flow; and ovarious other factors.



The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
oLIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "equity, growth and income funds" category in advertising and sales literature.
oDOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
oSTANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (THE "S&P
 INDEX"), is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index.



 Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P Index figures.
oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.



A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "AAA" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
NR--"NR" indicates that Fitch does not rate the specific issue.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign designation.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by the following characteristics:
o leading market positions in well-established industries;



o high rates of return on funds employed;
o conservative capitalization structure with moderate reliance on debt and ample asset protection;
o broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o well-established access to a range of financial markets and assured sources of alternate liquidity.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


Cusip 09090297839





                                  Prospectus
                               January 31, 1996

The shares of Biltmore Equity Index Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to provide a total return that approximates that of the stock market as measured by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The Fund seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks that comprise the S&P 500 Index. The Fund is neither affiliated with nor sponsored by the Standard & Poor's Corporation.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including possible loss of principal.

This prospectus contains the information you should read and know before you invest in shares of the Fund. Keep this prospectus for future reference.


                                   Biltmore
                              Equity Index Fund
                     (A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                        [LOGO OF WACHOVIA INVESTMENTS]




===============================================================================

                               TABLE OF CONTENTS



---------------------------------------------------


SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------


FINANCIAL HIGHLIGHTS                                                           2


---------------------------------------------------


GENERAL INFORMATION                                                            3


---------------------------------------------------


INVESTMENT INFORMATION                                                         3


Investment Objective                                                           3


Investment Policies                                                            3


  Acceptable Investments                                                       4


     U.S. Government Securities                                                4


     Variable Rate U.S. Government
       Securities                                                              4


     Money Market Instruments                                                  4


     Repurchase Agreements                                                     4


  Stock Index Futures and Options                                              5


  Index Participation Contracts                                                5


  Lending of Portfolio Securities                                              5


  Restricted and Illiquid Securities                                           6


Investment Considerations                                                      6


  Equity Investments                                                           6


Investment Limitations                                                         6


---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 6


Management of the Trust                                                        6


  Board of Trustees                                                            6


  Investment Adviser                                                           6


     Advisory Fees                                                             6


     Adviser's Background                                                      6


Distribution of Shares                                                         7


Administrative Arrangements                                                    7


Shareholder Servicing Arrangements                                             7


Administration of the Fund                                                     7


  Administrative Services                                                      7
Brokerage Transactions                                                         7


Expenses of the Fund                                                           8


---------------------------------------------------


NET ASSET VALUE                                                                8


---------------------------------------------------


INVESTING IN THE FUND                                                          8


Share Purchases                                                                8


  Through the Trust Divisions of the


     Wachovia Banks                                                            8


  Through Wachovia Investments, Inc.                                           8


  By Mail                                                                      8
  Through Authorized Broker/Dealers                                            9


Minimum Investment Required                                                    9


What Shares Cost                                                               9


  Purchases at Net Asset Value                                                 9


  Sales Charge Reallowance                                                     9


  Reducing the Sales Charge                                                    9


  Quantity Discounts and Accumulated


     Purchases                                                                10


  Letter of Intent                                                            10


  Reinvestment Privilege                                                      10


  Concurrent Purchases                                                        10
Systematic Investment Program                                                 10


Certificates and Confirmations                                                10


Subaccounting Services                                                        11


Dividends                                                                     11


Capital Gains                                                                 11


Exchange Privilege                                                            11


  Exchange by Telephone                                                       12


---------------------------------------------------


REDEEMING SHARES                                                              12


  By Telephone                                                                12


  By Mail                                                                     12
  Signatures                                                                  12


Systematic Withdrawal Program                                                 13


Accounts with Low Balances                                                    13


---------------------------------------------------


SHAREHOLDER INFORMATION                                                       13


Voting Rights                                                                 13


---------------------------------------------------


EFFECT OF BANKING LAWS                                                        13


---------------------------------------------------


TAX INFORMATION                                                               14


---------------------------------------------------
PERFORMANCE INFORMATION                                                       14


---------------------------------------------------


STANDARD & POOR'S CORPORATION                                                 15


---------------------------------------------------


ADDRESSES                                                             BACK COVER




================================================================================

                            SUMMARY OF FUND EXPENSES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                               4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                                       None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                       None
Exchange Fee                                                                                              None


                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                         0.25%
12b-1 Fees                                                                                                None
Other Expenses                                                                                            0.23%
     Shareholder Servicing Agent Fee (2)                                                      0.00%
          Total Fund Operating Expenses (after waiver) (3)                                                0.48%


(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.30%.


(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."


(3) Total Fund Operating Expenses would have been 0.53% absent the voluntary waiver described above in Note 1.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."

Example                                                          1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of
each time period; and (3) payment of the maximum sales load.
As noted in the table above, the Fund charges no redemption
fees.                                                              $50        $60        $71       $103


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




==============================================================================

                           BILTMORE EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented is included in the Fund's Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                 Year Ended November 30,    1995       1994       1993(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $   10.27  $   10.47   $   10.00
Income from investment operations
  Net investment income                                                        0.28       0.25        0.15
  Net realized and unrealized gain (loss) on investments and
  futures contracts                                                            3.37      (0.19)       0.43
                                                                          ---------  ---------  -----------
  Total from investment operations                                             3.65       0.06        0.58
                                                                          ---------  ---------  -----------
Less distributions
  Distributions from net investment income                                    (0.27)     (0.24)      (0.11)
  Distributions from net realized gain on investments                         (0.03)     (0.02)     --
                                                                          ---------  ---------  -----------
  Total distributions                                                         (0.30)     (0.26)      (0.11)
                                                                          ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                            $   13.62  $   10.27   $   10.47
                                                                          ---------  ---------  -----------
Total Return (b)                                                              36.15%      0.56%       5.80%
Ratios to Average Net Assets
  Expenses                                                                     0.48%      0.46%       0.43%*
  Net investment income                                                        2.39%      2.44%       2.54%*
  Expense waiver/reimbursement (c)                                             0.05%      0.08%       0.12%*
Supplemental Data
  Net assets, end of period (000 omitted)                                  $186,841   $183,852    $149,266
  Portfolio turnover                                                             60%         9%          9 %


 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.



================================================================================

                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Equity Index Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio investing primarily in common stocks. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (collectively, hereinafter referred to as the "Funds").


================================================================================

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide a total return that approximates that of the stock market as measured by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES
The Fund pursues its investment objective by investing in a broadly diversified portfolio of common stocks that make up the S&P 500 Index. The Fund will normally seek to be invested in all the stocks that comprise the S&P 500 Index. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95 of 1% or better; a figure of 1.00 would represent perfect correlation. Under normal circumstances, at least 95% of the value of the Fund's total assets will be invested in stocks represented in the S&P 500 Index. However, the Fund is not required to sell securities if the 95% investment level changes due to increases or decreases in the market value of portfolio securities.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Corporation ("S&P") designates the stocks to be included in the S&P 500 Index on a statistical basis. A particular stock's weighting in the S&P 500 Index is based on its relative total market value; that is, its market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the S&P 500 Index. Inclusion of a particular stock in the S&P 500 Index in no way implies an opinion by S&P as to its investment attractiveness. The Fund utilizes the S&P 500 Index as the standard performance benchmark because it represents approximately 70% of the total market value of all common stocks. In addition, it is familiar to investors, and is recognized as a barometer of common stock investment returns.

The Fund will be managed passively, in the sense that the traditional management functions of economic, financial, and market analysis will be limited to the extent that the Fund seeks to duplicate the composition of the S&P 500 Index. Furthermore, a company's adverse financial circumstance will not require its elimination from the Fund's portfolio, unless the company's stock is removed from the S&P 500 Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the S&P 500 Index. The Fund will select a stock for purchase into its investment portfolio based on the stock's inclusion and weighting in the S&P 500 Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in any one stock comprising the S&P 500 Index may not be identical to the percentage the particular stock represents in the S&P 500 Index.

On occasion, so as to respond to changes in the S&P 500 Index's composition, as well as corporate mergers, tender offers, and other circumstances, additional adjustments will be made in the Fund's portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be well below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to duplicate the composition of the S&P 500 Index and approximate its performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

Since the Fund will seek to duplicate the S&P 500 Index's stock composition precisely, it is anticipated that the Fund's performance will approximate the performance of the S&P 500 Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, changes in the securities markets and the S&P 500 Index itself, and the normal costs of a mutual fund (such as brokerage and execution costs, advisory fees, and administrative and custodial costs and expenses) will account for the difference between the performances of the Fund and the S&P 500 Index.

In order to accommodate cash flows and maintain adequate liquidity to meet redemption requests, the Fund may enter into stock index futures contracts, options, options on futures contracts, and index participation interests. This will allow the Fund to simultaneously maximize the level of the Fund assets that are tracking the performance of the S&P 500 Index. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation.

ACCEPTABLE INVESTMENTS. The Fund will invest in common stocks comprising the S&P 500 Index, as described above. In addition, the Fund may hold cash reserves which may be invested in, but not limited to, the following:

U.S. Government Securities. The Fund is permitted to invest in U.S. government securities which are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

 . direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and


 . notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, and Student Loan Marketing Association.


Variable Rate U.S. Government Securities. Some of the short-term U.S. government securities the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate.


Money Market Instruments. The Fund may invest in:


 . commercial paper rated, at the time of purchase, at least Prime-1, A-1 or F-1 by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Investors Service, Inc., respectively, or, if unrated, of comparable quality as determined by the Fund's investment adviser; and

 . time and savings deposits (including certificates of deposit) in domestic, commercial and savings banks.

Repurchase Agreements. The U.S. government securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.


STOCK INDEX FUTURES AND OPTIONS. The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks. The Fund will not enter into these transactions for speculative purposes.



There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.


The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

INDEX PARTICIPATION CONTRACTS. In addition to investing in stock index futures contracts, options and options on futures contracts, the Fund may also participate in the purchasing and selling of index participation contracts based on the S&P 500 Index. The Fund will utilize index participation contracts to aid in the management of cash flows into and out of the Fund and not for speculative purposes. These contracts provide the equivalent of a position in the stocks of the S&P 500 Index, where each stock is represented in the same proportion as it is represented in the S&P 500 Index. Unlike futures contracts, positions in these instruments may last indefinitely, with no expiration date and will pay dividends implied by the underlying stocks in the S&P 500 Index. Generally, the value of an S&P 500 Index participation contract will rise and fall as the value of the S&P 500 Index rises and falls. Index participation contracts have lower transaction costs than those associated with the purchase and sale of individual stocks. The Fund will invest in index participation contracts only if there exists an active market for such contracts.

The value of these contracts, together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets. The Fund's use of these investments will be to accommodate cash flows and maintain adequate liquidity to meet redemption requests, while simultaneously maximizing the level of Fund assets which are tracking the performance of the S&P 500 Index.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities to broker/dealers, banks or other institutional borrowers of securities on a short-term or long-term basis, or both. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

INVESTMENT CONSIDERATIONS


EQUITY INVESTMENTS. As with other mutual funds that invest in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.



INVESTMENT LIMITATIONS

The Fund will not:

 . borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; nor
 . with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by U.S. government securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.


================================================================================

                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.30 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A. also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.


DISTRIBUTION OF SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS
The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25% of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                         Average Aggregate Daily Net
      Maximum            Assets of the Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds
       .15 of 1%          on the first $250 million
      .125 of 1%           on the next $250 million
       .10 of 1%           on the next $250 million
      .075 of 1%     on assets in excess of $750 million


The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND
The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily waive and/or reimburse some expenses.



================================================================================

                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.


================================================================================

                             INVESTING IN THE FUND

SHARE PURCHASES
Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Equity Index Fund to The Biltmore Service Center, 101 Greystone Boulevard,

SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.
THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested
Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:

 . quantity discounts and accumulated purchases;
 . signing a 13-month letter of intent;

 . using the reinvestment privilege; or

 . concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS

As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS
Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS
Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE

All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



===============================================================================

                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 . a trust company or commercial bank whose deposits are insured by the BIF; . a member of the New York, American, Boston, Midwest, or Pacific Stock
  Exchanges;

 . a savings bank or savings and loan association whose deposits are insured by the SAIF; or
 . any other "eligible guarantor institution," as defined in the Securities
  Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


================================================================================

                            SHAREHOLDER INFORMATION

VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owners of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.



================================================================================

                             EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.


================================================================================

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with tax information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


================================================================================

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



================================================================================

                         STANDARD & POOR'S CORPORATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation.

The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's Corporation.




================================================================================

                                  Addresses

--------------------------------------------------------------------------------

Biltmore Equity Index Fund               Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779

--------------------------------------------------------------------------------

Distributor                               Federated Securities Corp.
                                        Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779

--------------------------------------------------------------------------------
Investment Adviser                     Wachovia Asset Management
                                        301 North Main Street
                                        Winston-Salem, North Carolina 27150

--------------------------------------------------------------------------------

Custodian                            Wachovia Bank of North Carolina, N.A.
                                        Wachovia Trust Operations
                                        301 North Main Street
                                        Winston-Salem, North Carolina 27150

--------------------------------------------------------------------------------

Transfer Agent, Dividend Disbursing Agent,  Federated Services Company
and Portfolio Recordkeeper                Federated Investors Tower
                                         Pittsburgh, Pennsylvania 15222-3779

--------------------------------------------------------------------------------

Counsel to The Biltmore Funds            Kirkpatrick & Lockhart LLP
                                        1800 Massachusetts Avenue, N.W.
                                        Washington, D.C. 20036-1800

--------------------------------------------------------------------------------

Counsel to the Independent Trustees        Piper & Marbury L.L.P.
                                        1200 Nineteenth Street, N.W.
                                        Washington, D.C. 20036-2430

--------------------------------------------------------------------------------

Independent Auditors                        Ernst & Young LLP
                                        One Oxford Centre
                                        Pittsburgh, Pennsylvania 15219

--------------------------------------------------------------------------------

The Biltmore Service Center              101 Greystone Boulevard
                                        SC-9215
                                        Columbia, South Carolina 29226

--------------------------------------------------------------------------------

                          Biltmore Equity Index Fund
                A Diversified Portfolio Of The Biltmore Funds
                  An Open-End, Management Investment Company




                                                             Cusip 090297847
January 31, 1996                                            3012919A (1/96)
822-11 (1/96)



                          BILTMORE EQUITY INDEX FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Equity Index Fund (the "Fund"), a portfolio of The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
DISTRIBUTOR
A SUBSIDIARY OF FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 Types of Investments            1
 Investment Limitations          4
THE BILTMORE FUNDS MANAGEMENT    7

 Officers and Trustees           7
 Fund Ownership                  8
 Trustees Compensation           9
 Trustee Liability               9
INVESTMENT ADVISORY SERVICES     9

 Adviser to the Fund             9
 Advisory Fees                   9
BROKERAGE TRANSACTIONS          10

OTHER SERVICES                  10

 Administration                 10
 Custodian                      10
 Transfer Agent                 11
 Legal Services                 11
 Independent Auditors           11
 Portfolio Turnover             11
PURCHASING FUND SHARES          11

 Conversion to Federal Funds    11
 Exchanging Securities for Fund
  Shares                        11



DETERMINING NET ASSET VALUE     12

DETERMINING MARKET VALUE OF
SECURITIES                      12

REDEEMING FUND SHARES           12

 Redemption in Kind             12
MASSACHUSETTS BUSINESS TRUSTS   12

TAX STATUS                      13

 The Fund's Tax Status          13
 Shareholders' Tax Status       13
 Capital Gains                  13
TOTAL RETURN                    13

YIELD                           13

PERFORMANCE COMPARISONS         14

FINANCIAL STATEMENTS            14

STANDARD & POOR'S CORPORATION   14



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a total return that approximates that of the stock market as measured by the Standard & Poor's Composite Index of 500 Stocks. The investment objective cannot be changed without approval of shareholders.
TYPES OF INVESTMENTS
In addition to the common stocks described in the prospectus, the Fund may also invest in money market instruments and U.S. government obligations and securities in such proportions as, in the judgment of the Adviser, prevailing market conditions warrant. The following discussion supplements the description of the Fund's investment policies in the prospectus. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees (the "Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in the policies becomes effective. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus.
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;



     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFarm Credit System, including the National Bank for Cooperatives and
      Banks for Cooperatives;
     oFederal  Home Loan Banks;
     oFederal Home Loan Mortgage Corporation;
     oFederal National Mortgage  Association;
     oGovernment National Mortgage Association; and oStudent Loan Marketing Association.
  VARIABLE RATE U.S. GOVERNMENT SECURITIES
     In the case of certain U.S. government securities purchased by the Fund that carry variable interest rates, these rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.
     The Fund may purchase variable rate U.S. government securities upon the determination by the Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.
  MONEY MARKET INSTRUMENTS
     The Fund may invest in the following money market instruments:



     oinstruments of domestic and foreign banks and savings and loans having capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation;
     ocommercial paper issued by domestic or foreign corporations, such as Europaper, rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc. or, if unrated, of comparable quality as determined by the Fund's investment adviser;
     otime and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF"), or institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by, and other time deposits in, foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or are withdrawable upon notice not exceeding ninety days; or
     obankers' acceptances.
  REPURCHASE AGREEMENTS
     The Fund requires its custodian to take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller of the securities filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
  DEMAND MASTER NOTES
     The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.
  VARIABLE RATE DEMAND NOTES
     Variable rate demand notes are corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand
     Features."
  DEMAND FEATURES
     The Fund may acquire securities that are subject to puts and standby commitments ("demand features") which require the issuer of the demand feature to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.
  STOCK INDEX FUTURES AND OPTIONS
     The Fund may utilize stock index futures contracts, options, and options on futures contracts as discussed in the prospectus.
     A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5-10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because both the initial and variation margin resemble a performance bond or good faith deposit on the contract, they are returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since futures contracts margin does not involve the borrowing of funds to finance the transaction.
     A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.



     The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.
     The Fund may only: (1) buy listed put options on stock indices; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
INVESTMENT LIMITATIONS
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures, and put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the value of the Fund's total assets. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of the total assets at the time of the borrowing. For the purpose of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by U.S. government securities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in securities of companies in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.
The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. While it is the Fund's policy to waive its investment advisory fees on Fund assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agency fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. However, the Fund may invest in Standard & Poor's Depository Receipts (SPDRs), which represent interests in the portfolio of securities held by a unit investment trust, a type of investment company. SPDRs trade like shares of common stock on the American Stock Exchange and are intended to provide investment results that generally correspond to the price and yield performance of the S&P 500 Index. The Fund's purchase of SPDRs are subject to the 3%, 5% and 10% limitations described above and secondary market purchases and sales are subject to ordinary brokerage commissions. The Fund has a present intention of investing no more than 5% of its total assets in investment companies during the current fiscal year.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its net assets in securities subject to restrictions on resale under federal securities law, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed income time deposits with maturities over seven days, over-the-counter options, and certain securities not determined under guidelines established by the Trustees to be liquid.



  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall



     5% limit on investments in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current year.


THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.



James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village



Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).



Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee



President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.




Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.



FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 8,398,037 shares (55.62%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX#


James A. Hanley,         $21,857           $22,725 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management ("Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Adviser earned $545,415, $503,953, and $249,910, respectively, of which $97,171, $83,992, and $41,652, respectively, were voluntarily waived.



  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Fund paid $28,337, $32,790, and $20,407, respectively, in commissions on brokerage transactions.
As of November 30, 1995, the Fund owned $4,241,458, $771,545, $320,739,
$364,455, and $143,790 of securities issued by General Electric Co., American Express, Dean Witter Discover & Co., Merrill Lynch & Co., Inc., and Salomon, Inc., respectively, several of the Fund's regular broker/dealers, each of which derives more than 15% of its gross revenues from securities-related activities. Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.



OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS earned $163,299, $166,703, and $102,301, respectively. In addition, for the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS reimbursed $0, $50,455, and $49,405, respectively, in other Fund operating expenses.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent (the "Transfer Agent") for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.



LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
Although the Fund does not intend to invest for the purpose of seeking short-term profits, and the Fund will be managed passively, securities in its portfolio will be sold whenever it is appropriate to approximate the investment return of the S&P 500 Index, without regard to the length of time a particular security may have been held. The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended November 30, 1995 and 1994, the Fund's portfolio turnover rates were 60% and 9%, respectively.
PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.



EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows:
o for equity securities, according to the last sale price on a national securities exchange, if available;



o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
o for unlisted equity securities, the latest bid prices;
o for bonds and other fixed income securities, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.
REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.



Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.



TOTAL RETURN

The Fund's average annual total returns for the one-year period ended November 30, 1995, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1995, were 30.07% and 13.48%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995, was 1.82%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.



To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o types of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in Fund expenses;
o the relative amount of Fund cash flow; and
o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the



  Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in the maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.
STANDARD & POOR'S CORPORATION

Standard & Poor's Corporation ("S&P") makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index (as defined in the prospectus) to track general stock market performance. S&P's only relationship to Federated Securities Corp., the Fund's distributor (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein in connection with the rights licensed hereunder or for any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.



Cusip 090297847
3012919B (1/96)


Prospectus

January 31, 1996


The shares of Biltmore Fixed Income Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to seek a high level of total return. As a secondary investment objective, the Fund will attempt to minimize volatility of principal relative to the fixed income markets. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of high-grade fixed income securities.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, nor are they insured by the Federal



Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore
Fixed Income Fund
(A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     TABLE OF CONTENTS




---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       4
  U.S. Government Obligations                                                  4
  Corporate Debt Obligations                                                   5
     Fixed Rate Corporate Debt Obligations                                     5
     Floating Rate Corporate Debt Obligations                                  5
  Demand Master Notes                                                          5
  Convertible Securities                                                       5
  Mortgage-Backed Securities                                                   6
     Adjustable Rate Mortgage Securities                                       6
     Collateralized Mortgage Obligations                                       6
     Real Estate Mortgage Investment
       Conduits                                                                6
  Asset-Backed Securities                                                      7
  Demand Features                                                              7
  Restricted and Illiquid Securities                                           7
  Repurchase Agreements                                                        8
  When-Issued and Delayed Delivery



     Transactions                                                              8
  Lending of Portfolio Securities                                              8
  Other Investment Techniques                                                  8
Debt Investment Considerations                                                 9
Investment Limitations                                                         9
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 9
Management of the Trust                                                        9
  Board of Trustees                                                            9
  Investment Adviser                                                           9
     Advisory Fees                                                             9
     Adviser's Background                                                      9
Distribution of Shares                                                        10
Administrative Arrangements                                                   10
Shareholder Servicing Arrangements                                            10
Administration of the Fund                                                    10
  Administrative Services                                                     10
Brokerage Transactions                                                        11
Expenses of the Fund                                                          11
---------------------------------------------------
NET ASSET VALUE                                                               11
---------------------------------------------------
INVESTING IN THE FUND                                                         11
Share Purchases                                                               11
  Through the Trust Divisions of the
     Wachovia Banks                                                           11
  Through Wachovia Investments, Inc.                                          11
  By Mail                                                                     12




  Through Authorized Broker/Dealers                                           12

Minimum Investment Required                                                   12
What Shares Cost                                                              12
  Purchases at Net Asset Value                                                12
  Sales Charge Reallowance                                                    13
  Reducing the Sales Charge                                                   13
  Quantity Discounts and Accumulated
     Purchases                                                                13
  Letter of Intent                                                            13
  Reinvestment Privilege                                                      13
  Concurrent Purchases                                                        13
  Plan Right of Accumulation                                                  14
Systematic Investment Program                                                 14
Certificates and Confirmations                                                14
Subaccounting Services                                                        14
Dividends                                                                     14
Capital Gains                                                                 14
Exchange Privilege                                                            14
  Exchange by Telephone                                                       15
---------------------------------------------------
REDEEMING SHARES                                                              15
  By Telephone                                                                15
  By Mail                                                                     16
  Signatures                                                                  16
Systematic Withdrawal Program                                                 16
Accounts with Low Balances                                                    16



---------------------------------------------------
SHAREHOLDER INFORMATION                                                       17
Voting Rights                                                                 17
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        17
---------------------------------------------------
TAX INFORMATION                                                               18
---------------------------------------------------
PERFORMANCE INFORMATION                                                       18
---------------------------------------------------
ADDRESSES                                                             BACK COVER


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES



                        SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                               4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                                       None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                       None
Exchange Fee                                                                                              None






                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver) (1)                                                                         0.50%
12b-1 Fees                                                                                                None
Other Expenses                                                                                            0.24%
     Shareholder Servicing Agent Fee (2)                                                      0.00%
          Total Fund Operating Expenses (after waiver) (3)                                                0.74%






(1) The management fee was reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.60%.



(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(3) Total Fund Operating Expenses would have been 0.84% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."




Example                                                          1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of
each time period; and (3) payment of the maximum sales load.
As noted in the table above, the Fund charges no redemption
fees.                                                              $52        $68        $84       $133






THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                BILTMORE FIXED INCOME FUND FINANCIAL HIGHLIGHTS



                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented is included in the Annual Report to shareholders dated November 30, 1995 which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.



                                        Year Ended November 30,    1995       1994       1993(a)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    8.97  $   10.00   $   10.00
Income from investment operations
  Net investment income                                               0.58       0.56        0.31
  Net realized and unrealized gain (loss) on investments              0.92      (0.98)      (0.01)
                                                                 ---------  ---------  -----------
  Total from investment operations                                    1.50      (0.42)       0.30
                                                                 ---------  ---------  -----------
Less distributions
  Distributions from net investment income                           (0.57)     (0.55)      (0.30)
  Distributions from net realized gain on investment
  transactions                                                      --          (0.06)     --
                                                                 ---------  ---------  -----------
Total distributions                                                  (0.57)     (0.61)      (0.30)
                                                                 ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                   $    9.90  $    8.97   $   10.00
                                                                 ---------  ---------  -----------
Total Return (b)                                                     17.20%     (4.30%)       3.02%
Ratios to Average Net Assets
  Expenses                                                            0.74%      0.71%       0.68%*
  Net investment income                                               6.07%      5.90%       5.44%*
  Expense waiver/reimbursement (c)                                    0.10%      0.13%       0.19%*
Supplemental Data
  Net assets, end of period (000 omitted)                         $169,846   $148,751    $140,325



  Portfolio turnover                                                   155%       148%        149%





 * Computed on an annualized basis.


(a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.


(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a



Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Fixed Income Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio investing primarily in fixed-income securities. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (collectively, hereinafter referred to as the "Funds").

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVES
The investment objective of the Fund is to seek a high level of total return. As a secondary investment objective, the Fund will attempt to minimize volatility of principal relative to the fixed income markets. Total return consists of income and capital gains. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this prospectus. The investment objectives cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES
The Fund pursues its investment objectives by investing primarily in a diversified portfolio of fixed income securities that, at the time of purchase, are high grade (i.e., are rated in the top three investment categories or, if unrated, of comparable quality to securities with such ratings). The Fund will maintain an average dollar-weighted maturity of between 6 to 10 years. The Fund will invest, under normal circumstances, at least 65% of the value of its total assets in fixed income securities. As noted above, the Fund will invest primarily in fixed income securities that, at the time of purchase, are rated in the top three investment grade categories (see below) by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality to securities having such ratings, as determined by the Fund's investment adviser. The Fund's investment adviser will use a multi-disciplined management approach which combines judgments about the interest rate environment with other value-added management techniques, such as sector rotation and security swapping, in selecting the Fund's investments. Fixed income securities will be purchased for the Fund based on the Fund's investment adviser's expectations regarding general market interest rate trends and the impact such trends would have on the total return of the fixed income securities. As a secondary consideration, the Fund's investment adviser will attempt to minimize volatility of principal relative to the fixed income markets. However, the primary consideration will be total return, which includes capital gain and income.

Investment grade is a term used to describe securities eligible for purchase by prudent investors. The Fund will invest in fixed income securities that are rated, at the time of purchase, in the top three investment grade rating categories by an NRSRO (i.e., A or higher). For example, Standard & Poor's Ratings Group ("S&P"), an NRSRO, designates its top four bond ratings as investment grade: AAA, AA, A and BBB.

Moody's Investors Service, Inc. ("Moody's") is also an NRSRO, and it designates its top four bond ratings as investment grade: Aaa, Aa, A and Baa. The Fund also may invest in fixed income securities that are determined by the Fund's adviser to be of comparable quality to securities that are rated in the top three investment grade categories. If a security purchased by the Fund is subsequently downgraded below the top three investment grade rating categories, the Fund will not be required to dispose of it. Instead, the downgraded security will be evaluated on a case-by-case basis by the Fund's adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.




The Fund's investment adviser does not select securities purely to maximize the current yield of the Fund. The Fund's investment adviser attempts to manage the Fund's total performance, which includes both changes in principal value of the Fund's portfolio and interest income earned, to anticipate the opportunities and risks of changes in market interest rates. When the Fund's investment adviser expects that market interest rates may decline, which would cause prices of outstanding debt obligations to rise, it generally extends the average maturity of the Fund's portfolio. When, in the investment adviser's judgment, market interest rates may rise, which would cause market prices of outstanding debt obligations to decline, it generally shortens the average maturity of the Fund's portfolio. Further, the Fund's investment adviser attempts to improve the Fund's total return by weighing the relative value of fixed income securities issues having similar maturities in selecting portfolio securities. By actively managing the Fund's portfolio in this manner, the Fund's investment adviser seeks to provide capital appreciation during periods of falling interest rates and protection against capital depreciation during periods of rising rates.

ACCEPTABLE INVESTMENTS. The Fund invests primarily in a professionally-managed, diversified portfolio of fixed income securities which include:


 .domestic issues of corporate debt obligations, including demand master notes rated at the time of purchase Aaa, Aa, or A by Moody's, AAA, AA, or A by S&P or by Fitch Investors Service, Inc. ("Fitch") or, if unrated, of comparable quality as determined by the Fund's investment adviser;



 .convertible securities;


 .mortgage- and asset-backed securities (see below);


 .commercial paper that at the time of purchase is rated not less than Prime-1, A-1, or F-1, by Moody's, S&P, or Fitch, respectively, or, if unrated, of comparable quality as determined by the Fund's investment adviser; and


 .time and savings deposits (including certificates of deposit) in commercial or savings banks.



In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes.


U.S. GOVERNMENT OBLIGATIONS. The U.S. government obligations in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

 .direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and


 .notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association.


Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to so do. These agencies and instrumentalities are supported by:

 .the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

 .discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

 .the credit of the agency or instrumentality.




CORPORATE DEBT OBLIGATIONS. The Fund invests in corporate debt obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. These obligations will be rated at the time of purchase in the top three rating categories or, if unrated, will be of comparable quality as determined by the Fund's investment adviser.

Fixed Rate Corporate Debt Obligations. The Fund will invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.




Floating Rate Corporate Debt Obligations. The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. An example of floating and fixed rate corporate debt obligations in which the Fund can invest include Yankee bonds, which are U.S. dollar-denominated bonds issued in the United States by foreign banks or corporations.

Some of the floating rate corporate debt obligations in which the Fund may invest include floating rate corporate debt securities issued by savings and loans and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from NRSROs. Collateralized thrift notes differ from traditional "pass-through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities.

DEMAND MASTER NOTES. The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

CONVERTIBLE SECURITIES. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determination of the issuer's profits, and the issuer's management capability and practices.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may be collateralized by whole loans or private pass-through securities.

The Fund will only invest in CMOs which, at the time of purchase, are rated AAA by an NRSRO or are of comparable quality as determined by the Fund's investment adviser, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c)



collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

Real Estate Mortgage Investment Conduits. Real estate mortgage investment conduits ("REMICs") are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities which, at the time of purchase, are rated A or higher by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.



REPURCHASE AGREEMENTS. Certain of the securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other high-quality, liquid securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both,



to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

OTHER INVESTMENT TECHNIQUES. The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write covered call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the Fund's investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

DEBT INVESTMENT CONSIDERATIONS
In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will generally experience the greatest market price changes.


The market value of debt obligations, and therefore the Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. The Fund's investment adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Fund's investment adviser will attempt to minimize the fluctuation of the Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.



INVESTMENT LIMITATIONS
The Fund will not:

 .borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; nor
 .with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collaterized by such securities), or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

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                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.




INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.60 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (formerly known as the South Carolina National Bank) (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A. also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.



Samuel M. Gibbs, II is the Fund's portfolio manager and is Senior Vice President and Manager of Fixed-Income Investments for Wachovia Asset Management. Mr. Gibbs joined Wachovia Bank of North Carolina, N.A. in 1969 as a portfolio manager. He became a bond trader and fixed-income portfolio manager in 1975 and was elected Vice President in 1976. He assumed his current position in 1977 and was elected Senior Vice President in 1987. Mr. Gibbs is a graduate of Davidson College and has an MBA from the University of South Carolina.


DISTRIBUTION OF SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS
The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers, a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, also provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds
     .15 of 1%            on the first $250 million
    .125 of 1%             on the next $250 million
     .10 of 1%             on the next $250 million
    .075 of 1%       on assets in excess of $750 million






The administrative fee received during any fiscal year for the Fund and for each of the portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND
The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily waive and/or reimburse some expenses.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTING IN THE FUND

SHARE PURCHASES
Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.

BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Fixed Income Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested

Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%






The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.



PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. Trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value. Purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of the Trust, including the Fund ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the Fund, the Biltmore Balanced Fund, the Biltmore



Emerging Markets Fund, the Biltmore Equity Fund, the Biltmore Special Values Fund, and the Investment Shares class of the Biltmore Money Market Fund (the "Money Fund").


SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:

 .quantity discounts and accumulated purchases;
 .signing a 13-month letter of intent;
 .using the reinvestment privilege; or
 .concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.



LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.


PLAN RIGHT OF ACCUMULATION. Purchases of the Fund by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of all shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges as shown in the table in this prospectus under the section entitled "What Shares Cost." However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.


SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS
Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS
Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE

All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.


Shares of the Participating Funds with a sales charge, may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).


EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

 .a trust company or commercial bank whose deposits are insured by the BIF;
 .a member of the New York, American, Boston, Midwest, or Pacific Stock
 Exchanges;
 .a savings bank or savings and loan association whose deposits are insured by the SAIF; or
 .any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.




SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund.



If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TAX INFORMATION

The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


Addresses
Biltmore Fixed Income Fund    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations



     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226

Biltmore Fixed Income Fund
A Diversified Portfolio Of The Biltmore Funds
An Open-End, Management Investment Company

     Cusip 090297854
January 31, 1996    3012917A (1/96)
822-13 (1/96)




                          BILTMORE FIXED INCOME FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Fixed Income Fund (the "Fund"), a portfolio in The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, call The Biltmore Service Center toll-free at 1-800-994-4414.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
DISTRIBUTOR
A SUBSIDIARY OF FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVES AND POLICIES1

 Types of Investments            1
 Investment Limitations          6
THE BILTMORE FUNDS MANAGEMENT    9

 Officers and Trustees           9
 Fund Ownership                 11
 Trustees Compensation          11
 Trustee Liability              11
INVESTMENT ADVISORY SERVICES    11

 Adviser to the Fund            11
 Advisory Fees                  12
BROKERAGE TRANSACTIONS          12

OTHER SERVICES                  12

 Administration                 12
 Custodian                      13
 Transfer Agent                 13
 Legal Services                 13
 Independent Auditors           13
 Portfolio Turnover             13
PURCHASING FUND SHARES          13

 Conversion to Federal Funds    13
 Exchanging Securities for Fund
  Shares                        13



DETERMINING NET ASSET VALUE     14

DETERMINING MARKET VALUE OF
SECURITIES                      14

REDEEMING FUND SHARES           14

 Redemption in Kind             14
MASSACHUSETTS BUSINESS TRUSTS   14

TAX STATUS                      15

 The Fund's Tax Status          15
 Shareholders' Tax Status       15
 Capital Gains                  15
TOTAL RETURN                    15

YIELD                           15

PERFORMANCE COMPARISONS         16

FINANCIAL STATEMENTS            17

APPENDIX                        18



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees ("Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement shall have the same meaning assigned in the prospectus. INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is to seek a high level of total return. As a secondary investment objective, the Fund will attempt to minimize volatility of principal relative to the fixed income markets. The investment objectives cannot be changed without the approval of shareholders.
TYPES OF INVESTMENTS
The Fund pursues its investment objectives by investing primarily in fixed income securities that, at the time of purchase, are of high grade quality, which consists of securities that are rated in the top three investment grade categories by an NRSRO or, if unrated, are of comparable quality to securities with such ratings as determined by the Fund's investment adviser. The following discussion supplements the description of the Fund's investment policies in the prospectus. Listed below are securities in which the Fund may invest from time to time.
MONEY MARKET INSTRUMENTS
The Fund may invest in money market instruments such as:
oinstruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured;



ocommercial paper rated, at the time of purchase, A-1 or better by Standard &
 Poor's Ratings Group ("S&P"), Prime-1 or better by Moody's Investors Service ("Moody's"), or F-1 or better by Fitch Investors Service, Inc. ("Fitch") or, if unrated, are of comparable quality as determined by the Fund's investment Adviser;
otime and savings deposits whose accounts are insured by the Bank Insurance
 Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or in institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), which is also administered by the FDIC, including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; or
obankers' acceptances.
CORPORATE DEBT SECURITIES
Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales, or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).
ZERO COUPON CONVERTIBLE SECURITIES
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have features that provide the holder with the opportunity to put the bonds back to the issuer at a stated



price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related pools highly liquid. RESETS OF INTEREST RATES
The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.
To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.
CAPS AND FLOORS
The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) to the Trust's Board. The Board considers the following criteria in determining the liquidity of certain restricted securities:


othe frequency of trades and quotes for the security;



othe number of dealers willing to purchase or sell the security and the number of other potential buyers;
odealer undertakings to make a market in the security; and othe nature of the security and the nature of the marketplace trades.
VARIABLE RATE DEMAND NOTES
Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund also may enter into reverse repurchase agreements under certain circumstances. This transaction is similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
FUTURES AND OPTIONS TRANSACTIONS
As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts for portfolio securities, and writing call options on futures contracts. The Fund also may write covered call options on portfolio securities to attempt to increase its current income.


The Fund will maintain its position in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on a nationally-recognized exchange which provides a secondary market for options of the same series. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.
  FUTURES CONTRACTS
     The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund will not engage in futures transactions for speculative purposes.
     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future.
     For example, in the fixed income securities market, prices generally move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates typically means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. The Fund would use these options solely to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in rates.



     Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on financial futures contracts or over-the-counter call options on future contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to decrease, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the realized decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.
  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
     The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. As the writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of call options by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.
  OVER-THE-COUNTER OPTIONS
     The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.
  RISKS
     When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio.
     To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.
WARRANTS
The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time.



Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.
Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When the Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Fund.



INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except as permitted by its investment objectives and policies, and except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objectives, policies, and limitations.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. While it is the Fund's policy to waive its investment advisory fees on Fund assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses such as custodian and transfer agency fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The Fund has a present intention of investing no more than 5% of its total assets in investment companies during the current fiscal year.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable time deposits with maturities over seven days, and certain securities not determined under guidelines established by the Trustees to be liquid.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.



  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.



For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of deposit, to be "cash items."
The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current fiscal year.
THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins



3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.




D. Dean Kaylor



7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).


Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated



Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.





FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 4,086,078 shares (24.11%).
TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX #


James A. Hanley,         $21,857           $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.


ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal years ended November 30, 1995 and1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Adviser earned $957,389, $862,327, and $456,294, respectively, of which $159,425, $143,721, and $76,055, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. As of November 30, 1995, the Fund owned $1,074,000 and $2,032,000 of securities issued by Morgan Stanley Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith, respectively, two of its regular broker/dealers, which derives more than 15% of its gross revenues from securities-related activities.



Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS earned $143,274, $142,981, and $93,341. In addition,
FAS reimbursed $0, $48,849, and $52,005 in other Fund operating expenses. CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.



TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent (the "Transfer Agent") for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objectives. Securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Nevertheless, transactions for a Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio. During the fiscal years ended November 30, 1995 and1994, the Fund's portfolio turnover rates were 155% and 148%, respectively.



PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds. EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objectives and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in any initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.



If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows: ofor equity securities, according to the last sale price on a national securities exchange, if available;
oin the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
ofor unlisted equity securities, the latest bid prices;
ofor bonds and other fixed income securities, as determined by an independent pricing service;
ofor short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or ofor all other securities, at fair value as determined in good faith by the
 Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.



REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
oderive less than 30% of its gross income from the sale of securities held less than three months;
oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income. CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.
TOTAL RETURN

The Fund's average annual total returns for the one year period ended November 30, 1995, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1995, were 11.96% and 3.91%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.



YIELD

The Fund's yield for the thirty-day period ended November 30, 1995 was 5.16%. The yield for the Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
oportfolio quality;
oaverage portfolio maturity;
otype of instruments in which the portfolio is invested;
ochanges in interest rates and market value of portfolio securities;
ochanges in the Fund's expenses;
othe relative amount of Fund cash flow; and ovarious other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge)



per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
oLEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
oLIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "fixed income funds" category in advertising and sales literature.
oLEHMAN BROTHERS AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum rating of BBB by S&P or Fitch Investor's Service, Inc. ("Fitch"), or a minimum rating of Baa by Moody's.
oMERRILL LYNCH CORPORATE AND GOVERNMENT INDEX includes issues which must be in the form of publicly placed, non convertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment -grade issues (i.e., BBB/Baa or better).
oMERRILL LYNCH DOMESTIC MASTER INDEX includes issues which must be in the form of publicly placed, non convertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e., BBB/Baa or better).



oSALOMON BROTHERS AAA-AA CORPORATE index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.
oLEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.
oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.





APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS
AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA "securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "AAA' securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
 FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by many of the following characteristics:
o Leading market positions in well-established industries;
o High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2- Issuers rated "PRIME-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.
FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.




Cusip 090297854





                                  Prospectus
                               January 31, 1996

The shares of Biltmore Special Values Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to produce growth of principal. The Fund pursues this objective by investing primarily in a portfolio of equity securities comprising the small capitalization sector of the United States equity market.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information an investor should read and know before investing in the Fund. Keep this prospectus for future reference.



                                   Biltmore
                             Special Values Fund
                     (A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                        [LOGO OF WACHOVIA INVESTMENTS]






===============================================================================

                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     Corporate Obligations                                                     4
     Securities of Foreign Issuers                                             4
     Stock Index Futures and Options                                           5
     Put and Call Options                                                      5
     Restricted and Illiquid Securities                                        5
     Temporary Investments                                                     6
  Repurchase Agreements                                                        6
  When-Issued and Delayed
     Delivery Transactions                                                     6
  Lending of Portfolio Securities                                              6
Investment Considerations                                                      6
  Equity Investments                                                           6
  Debt Investments                                                             7
Investment Limitations                                                         7
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 7
Management of the Trust                                                        7
  Board of Trustees                                                            7
  Investment Adviser                                                           7
     Advisory Fees                                                             7
     Adviser's Background                                                      7
  Distribution of Shares                                                       8
  Administrative Arrangements                                                  8
  Shareholder Servicing Arrangements                                           8
  Administration of the Fund                                                   8
     Administrative Services                                                   8
  Brokerage Transactions                                                       9
  Expenses of the Fund                                                         9
---------------------------------------------------
NET ASSET VALUE                                                                9
---------------------------------------------------
INVESTING IN THE FUND                                                          9
Share Purchases                                                                9
  Through the Trust Divisions of the
     Wachovia Banks                                                            9
  Through Wachovia Investments, Inc.                                          10
  By Mail                                                                     10
  Through Authorized Broker/Dealers                                           10
Minimum Investment Required                                                   10
What Shares Cost                                                              10
  Purchases at Net Asset Value                                                10
  Sales Charge Reallowance                                                    11
  Reducing the Sales Charge                                                   11
  Quantity Discounts and Accumulated
     Purchases                                                                11
  Letter of Intent                                                            11
  Reinvestment Privilege                                                      11
  Concurrent Purchases                                                        12
  Plan Right of Accumulation                                                  12
Systematic Investment Program                                                 12
Certificates and Confirmations                                                12
Subaccounting Services                                                        12
Dividends                                                                     12
Capital Gains                                                                 12
Exchange Privilege                                                            12
  Exchange by Telephone                                                       13
---------------------------------------------------
REDEEMING SHARES                                                              13
  By Telephone                                                                14
  By Mail                                                                     14
  Signatures                                                                  14
Systematic Withdrawal Program                                                 14
Accounts with Low Balances                                                    15
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       15
Voting Rights                                                                 15
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        15
---------------------------------------------------
TAX INFORMATION                                                               16
---------------------------------------------------
PERFORMANCE INFORMATION                                                       16
---------------------------------------------------
ADDRESSES                                                             BACK COVER




================================================================================

                            SUMMARY OF FUND EXPENSES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                                 4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                      None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,
as applicable)                                                                                              None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                         None
Exchange Fee                                                                                                None



                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                           0.50%
12b-1 Fees                                                                                                  None
Other Expenses (after waiver) (2)                                                                           0.79%
     Shareholder Servicing Agent Fee (3)                                                         0.00%
          Total Fund Operating Expenses (after waivers) (4)                                                 1.29%



(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.80%.



(2) Other expenses would have been 1.07% absent the voluntary waiver by the administrator. The administrator can terminate this voluntary waiver at any time at its sole discretion.



(3) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(4) Total Fund Operating Expenses would have been 1.87% absent the voluntary waivers described above in Notes 1 and 2.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."

Example                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load. As noted
in the table above, the Fund charges no redemption fees.              $58        $84       $113       $194



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



==============================================================================

               BILTMORE SPECIAL VALUES FUND FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young, LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Fund's Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                            Year Ended November 30,    1995       1994      1993(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    9.75  $   10.24  $  10.00
Income from investment operations
  Net investment income                                                   0.09       0.06     (0.002)
  Net realized and unrealized gain (loss) on investments                  2.42      (0.22)     0.242
                                                                     ---------  ---------  ---------
  Total from investment operations                                        2.51      (0.16)     0.24
Less distributions
  Distributions from net investment income                               (0.02)     (0.05)    --
  Distributions from net realized gain on investments                    (0.06)     (0.28)    --
                                                                     ---------  ---------  ---------
  Total distributions                                                    (0.08)     (0.33)    --
                                                                     ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                       $   12.18  $    9.75  $  10.24
                                                                     ---------  ---------  ---------
Total Return (b)                                                         25.91%     (1.61%)     2.40%
Ratios to Average Net Assets
  Expenses                                                               1.29%      1.13%     1.25%*
  Net investment income                                                  0.80%      0.63%   (0.03%)*
  Expense waiver/reimbursement (c)                                       0.58%      1.09%     1.79%*
Supplemental Data
  Net assets, end of period (000 omitted)                            $24,093    $17,431    $12,072
  Portfolio turnover                                                    57%        62%       68%


 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.



==============================================================================

                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Special Values Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio investing primarily in common stocks. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold and redeemed at net asset value plus a sales charge, if applicable, and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Funds, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (collectively, hereinafter referred to as the "Funds").


==============================================================================

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to produce growth of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES
The Fund pursues its investment objective by investing primarily in a portfolio of equity securities comprising the small capitalization sector of the United States equity market. In the investment adviser's opinion, small capitalization stocks have special value in the marketplace and can provide greater growth of principal than large capitalization stocks. The Fund attempts to select companies with potential for above-average capital appreciation commensurate with increased risk. The Fund invests in stocks believed by the investment adviser to be significantly undervalued. Typical investments by the Fund are in stocks that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

ACCEPTABLE INVESTMENTS. In pursuing its investment objective, the Fund will employ investment strategies that utilize a value-oriented approach (such as identifying stocks that have not been widely followed by securities analysts) in order to select the small capitalization stocks which will comprise the Fund's investment portfolio.

Acceptable investment include, but are not limited to:

 . common stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets and are considered by the Fund's investment adviser to have potential for above-average appreciation;
 . domestic issues of corporate debt obligations (including convertible bonds);


 . securities of foreign issuers; and



 . master limited partnerships.



In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes.


Corporate Obligations. The Fund may invest in preferred stocks, bonds, notes, and debentures of corporate issuers. Domestic issues of corporate debt obligations will normally be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"). If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so. Bonds rated BBB by S&P or Fitch or Baa by Moody's are investment grade, but have more speculative characteristics than A-rated bonds. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.

In addition, the Fund may invest in convertible securities, which are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determination of the issuer's profits, and the issuer's management capability and practices.

Securities of Foreign Issuers. The Fund may invest up to 20% of its assets in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts ("American Depositary Receipts" or "ADRs"). In addition, the Fund may invest up to 10% of its assets in other securities of foreign issuers ("Non-ADRs"). There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any risk identified above appears to the Fund's investment adviser to be substantial.

Stock Index Futures and Options. The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions. Please refer to the Statement of Additional Information for a further discussion of futures and options transactions.

Put and Call Options. The Fund may purchase put options on its portfolio securities. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Restricted and Illiquid Securities. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


Temporary Investments. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in:


 . certificates of deposit, demand and time deposits, savings shares, bankers' acceptances, and other instruments of domestic and foreign banks and savings and loans, which institutions have capital, surplus, and undivided profits over $100 million, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund, or by the Savings Association Insurance Fund, both of which are administered by the FDIC; and
 . commercial paper (including Canadian Commercial Paper and Europaper) rated A-1 or better by S&P, Prime-1 by Moody's, or F-1 by Fitch, or, if unrated, of comparable quality as determined by the Fund's investment adviser.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT CONSIDERATIONS


EQUITY INVESTMENTS. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time, and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in small capitalization stocks, there are some additional risk factors associated with investments in the Fund. In particular, stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500 Index"). This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.


DEBT INVESTMENTS. The market value of debt obligations, and therefore the Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations. Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Fund's investment adviser will attempt to minimize the fluctuation of the Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.


INVESTMENT LIMITATIONS

The Fund will not:

 . borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; nor

 . with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

 ==============================================================================

                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.80 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.



Scott C. Satterwhite is the Fund's portfolio manager. Mr. Satterwhite is a Chartered Financial Analyst and Senior Vice President and Manager of Personal Trust Portfolio Management in Georgia for the Personal Financial Services Group. Mr. Satterwhite joined Wachovia Bank of North Carolina, N.A. in 1981 and has held positions as a closely-held business analyst and capital management counselor. Mr. Satterwhite has a bachelor's degree from the University of the South and an MBA from Tulane University.


DISTRIBUTION OF SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS

The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS

Federated Administrative Services Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                         Average Aggregate Daily Net
      Maximum          Assets of The Biltmore Funds and
Administrative Fee       The Biltmore Municipal Funds
       .15 of 1%          on the first $250 million
      .125 of 1%           on the next $250 million
       .10 of 1%           on the next $250 million
      .075 of 1%     on assets in excess of $750 million


The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND
The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily waive and/or reimburse some expenses.


==============================================================================

                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.


==============================================================================

                             INVESTING IN THE FUND

SHARE PURCHASES
Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia

Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Special Values Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested
Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. Trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.


Finally, purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of the Trust, including the Fund ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the Fund, the Biltmore Balanced Fund, the Biltmore Emerging Markets Fund, the Biltmore Equity Fund, the Biltmore Fixed Income Fund, and the Investment Shares class of the Biltmore Money Market Fund (the "Money Fund").


SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:

 . quantity discounts and accumulated purchases;

 . signing a 13-month letter of intent;

 . using the reinvestment privilege; or

 . concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.


PLAN RIGHT OF ACCUMULATION. Purchases of the Fund by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of all shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges as shown in the table in this prospectus under the section entitled "What Shares Cost." However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.


SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS

Dividends are declared and paid annually to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.


CAPITAL GAINS
Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE

All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina

Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).


EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


==============================================================================

                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.


SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 . a trust company or commercial bank whose deposits are insured by the BIF; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

 . a savings bank or savings and loan association whose deposits are insured by the SAIF; or

 . any other "eligible guarantor institution," as defined in the Securities
  Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


==============================================================================

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.
As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owners of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



==============================================================================

                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.


==============================================================================

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with tax information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


==============================================================================

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.





==============================================================================

                                  Addresses

------------------------------------------------------------------------------

Biltmore Special Values Fund            Federated Investors Tower
                                       Pittsburgh, Pennsylvania 15222-3779

------------------------------------------------------------------------------

Distributor                              Federated Securities Corp.
                                       Federated Investors Tower
                                       Pittsburgh, Pennsylvania 15222-3779

------------------------------------------------------------------------------
Investment Adviser                    Wachovia Asset Management
                                       301 North Main Street
                                       Winston-Salem, North Carolina 27150

------------------------------------------------------------------------------

Custodian                           Wachovia Bank of North Carolina, N.A.
                                       Wachovia Trust Operations
                                       301 North Main Street
                                       Winston-Salem, North Carolina 27150

------------------------------------------------------------------------------

Transfer Agent, Dividend Disbursing Agent,  Federated Services Company
and Portfolio Recordkeeper                Federated Investors Tower
                                         Pittsburgh, Pennsylvania 15222-3779

------------------------------------------------------------------------------

Counsel to The Biltmore Funds           Kirkpatrick & Lockhart LLP
                                       1800 Massachusetts Avenue, N.W.
                                       Washington, D.C. 20036-1800

------------------------------------------------------------------------------

Counsel to the Independent Truste es      Piper & Marbury L.L.P.
                                       1200 Nineteenth Street, N.W.
                                       Washington, D.C. 20036-2430

------------------------------------------------------------------------------

Independent Auditors                       Ernst & Young LLP
                                       One Oxford Centre
                                       Pittsburgh, Pennsylvania 15219

------------------------------------------------------------------------------

The Biltmore Service Center             101 Greystone Boulevard
                                       SC-9215
                                       Columbia, South Carolina 29226

------------------------------------------------------------------------------

                   Biltmore Special Values Fund Prospectus
                A Diversified Portfolio Of The Biltmore Funds
                  An Open-End, Management Investment Company




                                                              Cusip 090297870
January 31, 1996                                           3012918A (1/96)
822-20 (1/96)



                         BILTMORE SPECIAL VALUES FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Special Values Fund (the "Fund"), a portfolio of The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996

FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 Types of Investments            1
 Investment Limitations          5
THE BILTMORE FUNDS MANAGEMENT    8

 Officers and Trustees           8
 Fund Ownership                  9
 Trustees Compensation          10
 Trustee Liability              10
INVESTMENT ADVISORY SERVICES    10

 Adviser to the Fund            10
 Advisory Fees                  10
BROKERAGE TRANSACTIONS          11

OTHER SERVICES                  11

 Administration                 11
 Custodian                      11
 Transfer Agent                 12
 Legal Services                 12
 Independent Auditors           12
 Portfolio Turnover             12
PURCHASING FUND SHARES          12

 Conversion to Federal Funds    12
 Exchanging Securities for Fund
  Shares                        12



DETERMINING NET ASSET VALUE     13

DETERMINING MARKET VALUE OF
SECURITIES                      13

REDEEMING FUND SHARES           13

 Redemption in Kind             13
MASSACHUSETTS BUSINESS TRUSTS   13

TAX STATUS                      14

 The Fund's Tax Status          14
 Shareholders' Tax Status       14
 Capital Gains                  14
TOTAL RETURN                    14

YIELD                           14

PERFORMANCE COMPARISONS         15

FINANCIAL STATEMENTS            15

APPENDIX                        16



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to produce growth of principal. The investment objective cannot be changed without the approval of shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees (the "Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus.
TYPES OF INVESTMENTS
The Fund invests primarily in a professionally-managed and diversified portfolio of equity securities of companies that have a market capitalization of up to $1 billion. The Fund's investment adviser attempts to select companies with potential for above-average capital appreciation commensurate with increased risk. Although the Fund may invest in other securities of these companies, in money market instruments, and in U.S. government obligations in such proportions as prevailing market conditions warrant in the judgment of the Fund's investment adviser, it is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities. For purposes of managing the Fund's portfolio, the Fund's investment adviser will treat master limited partnerships and certain other publicly-traded equity interests as common stocks.
Set forth below are other securities in which the Fund may invest from time to time:



  FUTURES AND OPTIONS TRANSACTIONS
     As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.
     The Fund will maintain its positions in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally-recognized exchange which provides a secondary market for options of the same series.
     In addition to purchasing put options and writing call options as described in the prospectus, the Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.



     The Fund may also write call options and purchase put options on financial futures and stock index futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value.
  FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

     A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.



     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.



     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, the Fund will disclose to all prospective investors the limitations on its futures and option transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.



RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) to the Trust's Board. The Board considers the following criteria in determining the liquidity of certain restricted securities:
o the frequency of trades and quotes for the security;
o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
o dealer undertakings to make a market in the security; and
o the nature of the security and the nature of the marketplace trades. OBLIGATIONS OF FOREIGN ISSUERS
Obligations of a foreign issuer may present greater risks than investments in U.S. securities, including higher transaction costs. In addition, investments in foreign issuers may include additional risks associated with less market liquidity and political instability. The possible imposition of withholding taxes or interest income might adversely affect the payment of principal and interest on obligations of foreign issuers. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the



Fund's assets and income may be affected by changes in exchange rates and regulations.
HIGH YIELD SECURITIES
The lowest-rated securities in which the Fund may invest, under normal market circumstances, are rated B by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or are not rated but are determined by the Fund's investment adviser to be of comparable quality. Securities rated B are judged to have speculative elements and are high yield, high risk bonds (i.e., junk bonds), typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds and speculative grade securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds and speculative grade securities may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. In circumstances where, in the judgment of the Fund's investment adviser, the investment opportunities may benefit the Fund, the Fund may invest in securities which are rated D by S&P. Debt that is rated D is in default, and payment of interest and/or repayment of principal on such debt is in arrears.

The Fund's investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments.
DEMAND MASTER NOTES
The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees. REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous
price or yield for the Fund.   No fees or other expenses, other than normal
transaction costs, are incurred.   However, liquid assets of the Fund
sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments from time to time for defensive purposes.
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;



     othe issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
     o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or


     o the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
     o Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives;
     oFederal  Home Loan Banks;
     oFederal Home Loan Mortgage Corporation;
     oFederal National Mortgage  Association;
     oGovernment National Mortgage Association; and oStudent Loan Marketing Association.
  MONEY MARKET INSTRUMENTS
     The Fund may invest in the following money market instruments:
     o instruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund, or by the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation; and
     o commercial paper rated A-1 or better by S&P, Prime-1 by Moody's , or F-1 by Fitch, or, if unrated, of comparable quality as determined by the Fund's investment adviser.



LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The



     Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.


  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities, the market value of which do not exceed one-third of the value of the Fund's total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving customary brokers commissions. However, these limitations are not applicable if the Fund's securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. While it is the Fund's policy to waive its investment advisory fees on Fund assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The Fund has no present intention of investing more than 5% of its total assets in investment companies during the current fiscal year.



  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain securities not determined under guidelines established by the Trustees to be liquid, and non-negotiable fixed income time deposits with maturities over seven days.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.



  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."



The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current fiscal year.
THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929




Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee



Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).



Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.




Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-



Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 1,380,025 shares (62.97%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX#


James A. Hanley,           $21,857         $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,         $22,937         $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,    $19,483         $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,            $19,483         $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,       $ 0             $ 0 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Adviser earned $160,840, $117,003, and $54,274, respectively, of which $59,075, $58,501, and $14,352, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1995 and1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Fund paid $57,052, $56,762, and $26,369, respectively, in commissions on brokerage transactions.
Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS earned $75,000, $75,000, and $75,000, respectively, of which $56,955, $60,820, and $ 66,674, respectively, were voluntarily waived. CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.



LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that the Fund's annual portfolio turnover rate will exceed 100% under normal market conditions. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. Transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio.
For the fiscal years ended November 30, 1995 and1994, the Fund's portfolio turnover rates were 57% and 62%, respectively.
PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.



CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds. EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows:
o for equity securities, according to the last sale price on a national securities exchange, if available;
o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
o for unlisted equity securities, the latest bid prices;
o for bonds and other fixed income securities, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.



REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.



SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held the shares. TOTAL RETURN

The Fund's average annual total returns for the one-year period ended November 30, 1995, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1995, were 20.24% and 7.77%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995, was 0.30%.



The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o stock market fluctuation;
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in the Fund's expenses;
o the relative amount of Fund cash flow; and
o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.



Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "growth funds" category in advertising and sales literature.
o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (THE "S&P INDEX"), is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P's Index figures.



o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATING DEFINITIONS AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.



A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC -- Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.
C -- The rating "C" is reserved for income bonds on which no interest is being paid.
D -- Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
NR--"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND RATING DEFINITIONS AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "AAA" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated "BAA" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are "BA" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



CAA -- Bonds which are rated "CAA" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA--Bonds which are rated "CA" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--"NR" indicates that Fitch does not rate the specific issue.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by the following characteristics:
o leading market positions in well-established industries;
o high rates of return on funds employed;
o conservative capitalization structure with moderate reliance on debt and ample asset protection;
o broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o well-established access to a range of financial markets and assured sources of alternate liquidity.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS



F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


Cusip 090297870
3012918B (1/96)


Prospectus

January 31, 1996


The shares of Biltmore Short-Term Fixed Income Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to produce a high level of current income. The Fund will attempt to do so with a minimum of principal volatility. The Fund pursues this investment objective by investing in a diversified portfolio of short-term, high-grade, fixed income securities.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina,



N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore Short-Term
Fixed Income Fund
(A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3

     Risk                                                                      4

     U.S. Government Obligations                                               4
     Corporate Debt Obligations                                                4
       Fixed Rate Corporate Debt Obligations                                   4
       Floating Rate Corporate Debt
          Obligations                                                          5
  Convertible Securities                                                       5
  Mortgage-Backed Securities                                                   5
  Adjustable Rate Mortgage Securities                                          6
  Collateralized Mortgage Obligations                                          6
  Real Estate Mortgage Investment
     Conduits                                                                  6
  Asset-Backed Securities                                                      6



  Demand Master Notes                                                          7
  Demand Features                                                              7
  Restricted and Illiquid Securities                                           7
  Repurchase Agreements                                                        7
  When-Issued and Delayed Delivery
     Transactions                                                              8
  Lending of Portfolio Securities                                              8
Other Investment Techniques                                                    8

Duration                                                                       8

Investment Limitations                                                         9
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 9
Management of the Trust                                                        9
  Board of Trustees                                                            9
  Investment Adviser                                                           9
     Advisory Fees                                                             9
     Adviser's Background                                                      9
Distribution of Shares                                                        10
Administrative Arrangements                                                   10
Shareholder Servicing Arrangements                                            10
Administration of the Fund                                                    10
  Administrative Services                                                     10
Brokerage Transactions                                                        10
Expenses of the Fund                                                          11
---------------------------------------------------
NET ASSET VALUE                                                               11



---------------------------------------------------
INVESTING IN THE FUND                                                         11
Share Purchases                                                               11
  Through the Trust Divisions of the
     Wachovia Banks                                                           11
  Through Wachovia Investments, Inc.                                          11
  By Mail                                                                     11

  Through Authorized Broker/Dealers                                           11

Minimum Investment Required                                                   12
What Shares Cost                                                              12
  Purchases at Net Asset Value                                                12
  Sales Charge Reallowance                                                    12
  Reducing the Sales Charge                                                   12
  Quantity Discounts and Accumulated
     Purchases                                                                12
  Letter of Intent                                                            13
  Reinvestment Privilege                                                      13
  Concurrent Purchases                                                        13
Systematic Investment Program                                                 13
Certificates and Confirmations                                                13
Subaccounting Services                                                        13
Dividends                                                                     14
Capital Gains                                                                 14
Exchange Privilege                                                            14
  Exchange by Telephone                                                       14
---------------------------------------------------



REDEEMING SHARES                                                              15
  By Telephone                                                                15
  By Mail                                                                     15
  Signatures                                                                  15
Systematic Withdrawal Program                                                 16
Accounts with Low Balances                                                    16
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       16
Voting Rights                                                                 16
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        16
---------------------------------------------------
TAX INFORMATION                                                               17
---------------------------------------------------
PERFORMANCE INFORMATION                                                       17
---------------------------------------------------
ADDRESSES                                                             BACK COVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES



                        SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                                 2.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                      None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,
as applicable)                                                                                              None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                         None
Exchange Fee                                                                                                None






                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver) (1)                                                                           0.37%
12b-1 Fees                                                                                                  None
Other Expenses                                                                                              0.26%
     Shareholder Servicing Agent Fee (2)                                                         0.00%
          Total Fund Operating Expenses (after waiver) (3)                                                  0.63%






(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55%.



(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(3) Total Fund Operating Expenses would have been 0.81% absent the voluntary waiver described above in Note 1



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."




Example                                                         1 Year     3 Years    5 Years    10 Years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of
each time period; and (3) payment of the maximum sales load.
As noted in the table above, the Fund charges no redemption
fees.                                                             $31        $45        $59        $102






THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           BILTMORE SHORT-TERM FIXED INCOME FUND FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Fund's Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.



                                            Year Ended November 30,    1995       1994       1993(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    9.58  $    9.91   $   10.00
Income from investment operations
  Net investment income                                                   0.59       0.45        0.27
  Net realized and unrealized gain (loss) on investments                  0.24      (0.33)      (0.10)
                                                                     ---------  ---------  -----------
  Total from investment operations                                        0.83       0.12        0.17
Less distributions
  Distributions from net investment income                               (0.52)     (0.45)      (0.26)
                                                                     ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                       $    9.89  $    9.58   $    9.91
                                                                     ---------  ---------  -----------
Total Return (b)                                                          8.82%      1.27%       1.69%
Ratios to Average Net Assets
  Expenses                                                                0.63%      0.60%       0.58%*
  Net investment income                                                   5.83%      4.62%       4.78%*
  Expense waiver/reimbursement (c)                                        0.18%      0.18%       0.22%*
Supplemental Data
  Net assets, end of period (000 omitted)                             $124,720   $148,326    $154,459
  Portfolio turnover                                                       147%       151%         73%





 * Computed on an annualized basis.

(a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Short-Term Fixed Income Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio investing primarily in short-term high-grade bonds and notes. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (collectively, hereinafter referred to as the "Funds").

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION



INVESTMENT OBJECTIVE


The investment objective of the Fund is to produce a high level of current income with a minimum of principal volatility. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.


INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Fund pursues its investment objective by investing primarily in a diversified portfolio of short-term, high-grade, fixed income securities. Under normal market circumstances, the Fund will invest at least 65% of its assets in such securities. The Fund will maintain an average dollar-weighted maturity of between one to three years. The targeted duration of the Fund will be 1.5 years or less. The permitted investments include:


 .domestic issues of corporate debt obligations rated, at the time of purchase, A or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service ("Fitch"), or, if unrated, of comparable quality to securities having such ratings as determined by the Fund's investment adviser. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but will consider doing so. (A description of the rating categories is contained in the Appendix to the Statement of Additional Information);

 .convertible securities;
 .mortgage- and asset-backed securities (see below);

 .commercial paper that is rated, at the time of purchase, not less than A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, and unrated commercial paper that is deemed by the Fund's investment adviser to be of comparable quality to securities having such ratings; and


 .time and savings deposits (including certificates of deposit) in commercial or savings banks.



In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes.


The Fund's investment adviser does not select securities purely to maximize the current yield of the Fund. The Fund's investment adviser attempts to manage the Fund's total performance, which includes both changes in principal value of the Fund's portfolio and interest income earned, to anticipate the opportunities and risks of changes in market interest rates. When the Fund's investment adviser expects that market interest rates may decline, which would cause prices of outstanding debt obligations to rise, it generally extends the average maturity of the Fund's portfolio. When, in the investment adviser's judgment, market interest rates may rise, which would cause market prices of outstanding debt obligations to decline, it generally shortens the average maturity of the Fund's portfolio. Further, the Fund's investment adviser attempts to improve the Fund's total return by weighing the relative value of alternative debt obligation issues having similar maturities in selecting portfolio securities. By actively managing the Fund's portfolio in this manner, the Fund's investment adviser seeks to provide capital appreciation during periods of falling interest rates and protection against capital depreciation during periods of rising rates.


Risk. The market value of debt obligations, and therefore the Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations. Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Fund's investment adviser will attempt to minimize the fluctuation of the Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.


U.S. Government Obligations. The U.S. government obligations in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include but are not limited to:

 .direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and


 .notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association.



Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to so do. These agencies and instrumentalities are supported by:

 .the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

 .discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

 .the credit of the agency or instrumentality.

Corporate Debt Obligations. The Fund invests in corporate debt obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. These obligations will be rated A or better at the time of purchase by S&P, Moody's or Fitch, or if unrated, will be of comparable quality to securities having such ratings as determined by the Fund's investment adviser.

Fixed Rate Corporate Debt Obligations. The Fund will invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

Floating Rate Corporate Debt Obligations. The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. An example of floating and fixed rate corporate debt obligations in which the Fund can invest include Yankee bonds, which are U.S. dollar-denominated bonds issued in the United States by foreign banks or corporations.

CONVERTIBLE SECURITIES. Convertible securities are securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible bonds, convertible preferred stock or debentures, units consisting of "usable" bonds or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stocks when, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Fund invests are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may be collateralized by whole loans or private pass-through securities.

The Fund will only invest in CMOs which are rated AAA by a nationally recognized rating agency or are of comparable quality as determined by the Fund's investment adviser, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or
(c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.




REAL ESTATE MORTGAGE INVESTMENT CONDUITS. Real estate mortgage investment conduits ("REMICs") are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated A or higher at the time of purchase by a nationally recognized rating agency including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

DEMAND MASTER NOTES. The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. The restriction is not applicable to commercial paper issued under
Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Fund, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

REPURCHASE AGREEMENTS. The U.S. government securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.




The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

OTHER INVESTMENT TECHNIQUES

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write covered call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the Fund's investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

DURATION

Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.

Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When the Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Fund.

INVESTMENT LIMITATIONS
The Fund will not:

 .borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge, mortgage or hypothecate up to 15% of the value of those assets to secure such borrowings; nor .with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities), or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

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                         THE BILTMORE FUNDS INFORMATION




MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.55 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (collectively the "Wachovia Banks"), have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.




Samuel M. Gibbs, II is the Fund's portfolio manager, and is Senior Vice President and Manager of Fixed-Income Investments for Wachovia Asset Management. Mr. Gibbs joined Wachovia Bank of North Carolina, N.A. in 1969 as a portfolio manager. He became a bond trader and fixed income portfolio manager in 1975 and was elected Vice President in 1976. Mr. Gibbs assumed his current position in 1977 and was elected Senior Vice President in 1987. Mr. Gibbs is a graduate of Davidson College and has an MBA from the University of South Carolina.

DISTRIBUTION OF SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS
The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder



Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND


ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds

     .15 of 1%            on the first $250 million
    .125 of 1%             on the next $250 million
     .10 of 1%             on the next $250 million
    .075 of 1%       on assets in excess of $750 million






The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet the criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND

The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However the Adviser may voluntarily waive and/or reimburse some expenses.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

--------------------------------------------------------------------------------
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                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or



authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Short-Term Fixed Income Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.



WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested

Less than $100,000                                  2.50%                          2.56%
$100,000 but less than $250,000                     1.75%                          1.78%
$250,000 but less than $500,000                     1.25%                          1.27%
$500,000 but less than $750,000                     0.75%                          0.76%
$750,000 but less than $1 million                   0.50%                          0.50%
$1 million or more                                  0.25%                          0.25%






The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.



SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:

 .quantity discounts and accumulated purchases;
 .signing a 13-month letter of intent;
 .using the reinvestment privilege; or
 .concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.




If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $70,000 and then purchases $40,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 1.75%, not 2.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 2.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The

Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE


All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.


Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund), and to the International Equity Fund (a



mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of



Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the



Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 .a trust company or commercial bank whose deposits are insured by the BIF; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

 .a savings bank or savings and loan association whose deposits are insured by the SAIF; or

 .any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION




VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owners of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                TAX INFORMATION
The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with tax information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


Addresses
Biltmore Short-Term Fixed Income Fund   Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150



Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226
Biltmore Short-Term Fixed Income Fund
A Diversified Portfolio Of The Biltmore Funds
An Open-End, Management Investment Company
     Cusip 090297862
January 31, 1996    3012916A (1/96)
822-14 (1/96)





                     BILTMORE SHORT-TERM FIXED INCOME FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Short-Term Fixed Income Fund (the "Fund"), a portfolio in The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, call The Biltmore Service Center toll-free at 1-800-994-4414.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996

FEDERATED SECURITIES CORP.
DISTRIBUTOR
A SUBSIDIARY OF FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 Types of Investments            1
 Investment Limitations          6
THE BILTMORE FUNDS MANAGEMENT    9

 Officers and Trustees           9
 Fund Ownership                 11
 Trustees Compensation          11
 Trustee Liability              11
INVESTMENT ADVISORY SERVICES    11

 Adviser to the Fund            11
 Advisory Fees                  12
BROKERAGE TRANSACTIONS          12

OTHER SERVICES                  12

 Administration                 12
 Custodian                      13
 Transfer Agent                 13
 Legal Services                 13
 Independent Auditors           13
 Portfolio Turnover             13
PURCHASING FUND SHARES          13

 Conversion to Federal Funds    13
 Exchanging Securities for Fund
  Shares                        13



DETERMINING NET ASSET VALUE     14

DETERMINING MARKET VALUE OF
SECURITIES                      14

REDEEMING FUND SHARES           14

 Redemption in Kind             14
MASSACHUSETTS BUSINESS TRUSTS   14

TAX STATUS                      15

 The Fund's Tax Status          15
 Shareholders' Tax Status       15
 Capital Gains                  15
TOTAL RETURN                    15

YIELD                           15

PERFORMANCE COMPARISONS         16

FINANCIAL STATEMENTS            17

APPENDIX                        18



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees ("Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement shall have the same meaning assigned in the prospectus. INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to produce a high level of current income with a minimum of principal volatility. ^The investment objective cannot be changed without the approval of shareholders.
TYPES OF INVESTMENTS
The Fund invests primarily in short-term, high-grade, fixed income securities. The following discussion supplements the description of the Fund's investment policies in the prospectus. Listed below are securities in which the Fund may invest from time to time.
MONEY MARKET INSTRUMENTS
The Fund may invest in money market instruments such as:
o instruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured;
o commercial paper rated, at the time of purchase, not less than A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service Inc. ("Moody's") or F-1 by Fitch Investors Service, Inc. ("Fitch"), and unrated commercial paper that is deemed by the Fund's investment adviser to be of comparable quality to securities having such ratings;



o time and savings deposits whose accounts are insured by the Bank Insurance Fund ("BIF") which is administered by the Federal Deposit Insurance Corporation ("FDIC") or in institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), which is also administered by the FDIC, including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; or
o bankers' acceptances.
VARIABLE RATE DEMAND NOTES
Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:
o the frequency of trades and quotes for the security;
o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
o dealer undertakings to make a market in the security; and
o the nature of the security and the nature of the marketplace trades. REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements under certain circumstances. This transaction is similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not always have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
CORPORATE DEBT SECURITIES
Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, participations based on revenues, sales, or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).
Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer's prospectus.
CONVERTIBLE SECURITIES
The Fund may invest in convertible securities.
The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
ZERO COUPON CONVERTIBLE SECURITIES
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related pools highly liquid. RESETS OF INTEREST
The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the onemonth or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.
To the extent that the adjusted interest rate on a mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.
CAPS AND FLOORS
The underlying mortgages which collateralize the ARMS, CMOs, and REMICS in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.
FUTURES AND OPTIONS TRANSACTIONS
As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts for portfolio securities, and writing call options on futures contracts. The Fund also may write covered call options on portfolio securities to attempt to increase its current income.
The Fund will maintain its position in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.
  FUTURES CONTRACTS
     The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund will not engage in futures transactions for speculative purposes.
     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future.
     For example, in the fixed income securities market, prices generally move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates typically means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S.



     Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets.



     Connected with this, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. The Fund would use these options solely to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in rates.
     Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on financial futures contracts or over-the-counter call options on future contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to decrease, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the realized decrease in value of the hedged securities.



     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.
  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
     The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. As the writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of call options by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.



  OVER-THE-COUNTER OPTIONS
     The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.
  RISKS
     When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio.
     To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.
WARRANTS
The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with put options on financial futures, and put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, the Fund may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase and sell futures contracts and related options.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.



  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed up to one-third of the value of the Fund's total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any portfolio instruments while borrowings in excess of 5% of its total assets are outstanding.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of Fund assets. While it is the Fund's policy to waive its investment advisory fees on assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agency fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The Fund has a present intention of investing no more than 5% of its total assets in investment companies during the current fiscal year.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put options.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.



  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.
  WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York or American Stock Exchange.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."



The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current fiscal year.
THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929




Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.





D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930




Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).


Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee

President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated



Research, and Federated Services Company; and Director, Federated Securities
Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.



As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 7,892,242 shares (62.41%).
TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX #


James A. Hanley,          $21,857          $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,        $22,937          $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,   $19,483          $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,           $19,483          $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,      $ 0              $ 0 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.


ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal years ended November 30, 1995 and1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, the Adviser earned $768,294, $816,857,and $485,212 respectively, of which $220,989,
$222,781, and  $132,330 respectively,  were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. As of November 30, 1995, the Fund owned $2,481,000 of securities issued by Merrill Lynch & Co., one of its regular broker/dealers, which derives more than 15% of its gross revenues from securities-related activities.
Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended November 30, 1994 , and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS earned $125,580, $148,458, and $108,292, respectively.
In addition, for the fiscal years ended November 30, 1995 and 1994, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1993, FAS reimbursed $0, $39,787, and $43,126, respectively, in other Fund operating expenses.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.



TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1995 and 1994, the Fund's portfolio turnover rates were 147% and 151%, respectively.
PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds. EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in any initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.



DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows:
o for equity securities, according to the last sale price on a national securities exchange, if available;
o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
o for unlisted equity securities, the latest bid prices;
o for bonds and other fixed income securities, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Trust will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.
REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."



REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of



Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.
Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income. CAPITAL GAINS
Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. When the Fund realizes long-term capital gains, it will distribute them at least once every 12 months. TOTAL RETURN

The Fund's average annual total returns for the one year period ended November 30, 1995, and for the period from May 10, 1993 (date of initial public investment) to November 30, 1995, were 6.05% and 9.22%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995,  was 5.07%.



The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in the Fund's expenses;
o the relative amount of Fund cash flow; and
o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.



Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
o MERRILL LYNCH CORPORATE MASTER is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by S&P and Moody's. Only bonds with a minimum maturity of one year are included.
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "short investment-grade debt funds" category in advertising and sales literature.
o LEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.



o LEHMAN BROTHERS AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a Fitch rating of BBB.
o MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX includes issues which must be in the form of publicly placed, non convertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment -grade issues (i.e., BBB/Baa or better).
o MERRILL LYNCH DOMESTIC MASTER INDEX includes issues which must be in the form of publicly placed, non- convertible, coupon-bearing domestic debt and must carry term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).
o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. NR--"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "AAA" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA " through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by many of the following characteristics:


o Leading market positions in well-established industries;
o High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o Well-established access to a range of financial markets and assured sources of alternate liquidity.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."




Cusip 090297862





Combined Prospectus
January 31, 1996

The Investment Shares of Biltmore Money Market Fund (the "Money Market Fund"), Biltmore Tax-Free Money Market Fund (the "Tax-Free Fund"), and Biltmore U.S. Treasury Money Market Fund (the "U.S. Treasury Fund") (individually referred to as a "Fund" and collectively as the "Funds") offered by this prospectus represent interests in three separate diversified portfolios of securities with distinct investment objectives and policies. The Funds are three of a series of investment portfolios comprising The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

An investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share; there can be no assurance that the Fund will be able to do so.

The investment objective of the Money Market Fund is to provide current income consistent with stability of principal and liquidity. The Money Market Fund pursues this investment objective by investing exclusively in money market instruments maturing in 397 days or less.

The investment objective of the Tax-Free Fund is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity. The Tax-Free Fund pursues this investment objective by investing in a diversified portfolio of short-term municipal securities.

The investment objective of the U.S. Treasury Fund is to provide current income consistent with stability of principal and liquidity. The U.S. Treasury Fund seeks to achieve its objective by investing in a portfolio of short-term U.S. government securities with an average maturity of 90 days or less.

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board, or any other government agency.

This prospectus contains the information you should read and know before you invest in Investment Shares of the Funds. Keep this prospectus for future reference.

Biltmore Money Market Fund
Biltmore Tax-Free Money Market Fund
Biltmore U.S. Treasury Money Market Fund
(Portfolios of The Biltmore Funds)
Investment Shares

Each Fund has also filed a Combined Statement of Additional Information for Investment Shares and Institutional Shares, dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Combined Statements of Additional Information is incorporated by reference into this prospectus. You may request a copy of any of the Combined Statements of Additional Information free of charge, obtain other information, or make inquiries about the Funds, by calling 1-800-994-4414 or writing to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226, or contacting your Wachovia Bank (as defined herein) account representative.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WACHOVIA INVESTMENTS
MAKE YOURSELF COMFORTABLE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------
BILTMORE MONEY MARKET FUND
  SUMMARY OF FUND EXPENSES                                                     1
---------------------------------------------------
BILTMORE TAX-FREE MONEY MARKET FUND
  SUMMARY OF FUND EXPENSES                                                     2
---------------------------------------------------
BILTMORE U.S. TREASURY MONEY MARKET FUND
  SUMMARY OF FUND EXPENSES                                                     3
---------------------------------------------------
BILTMORE MONEY MARKET FUND
  FINANCIAL HIGHLIGHTS--INVESTMENT SHARES                                      4
---------------------------------------------------
BILTMORE TAX-FREE MONEY MARKET FUND
  FINANCIAL HIGHLIGHTS--INVESTMENT SHARES                                      5
---------------------------------------------------
BILTMORE U.S. TREASURY MONEY MARKET FUND
  FINANCIAL HIGHLIGHTS--INVESTMENT SHARES                                      6
---------------------------------------------------
GENERAL INFORMATION                                                            7
---------------------------------------------------
INVESTMENT INFORMATION                                                         7
Money Market Fund                                                              7
     Investment Objective                                                      7
     Investment Policies                                                       7
       Acceptable Investments                                                  7
          U.S. Government Obligations                                          8
          Variable Rate Demand Notes                                           8
          Bank Instruments                                                     8
          Short-Term Credit Facilities                                         8
     Investment Risks                                                          8
  Tax-Free Fund                                                                9
     Investment Objective                                                      9
     Investment Policies                                                       9
       Acceptable Investments                                                  9
     Municipal Securities                                                      9
       Variable Rate Demand Notes                                              9
       Participation Interests                                                10
       Municipal Leases                                                       10
     Temporary Investments                                                    10
     Investment Risks                                                         10
  U.S. Treasury Fund                                                          10
     Investment Objective                                                     10
     Investment Policies                                                      10
       Acceptable Investments                                                 11
  All Funds                                                                   11
     Investing in Securities of Other
       Investment Companies                                                   11
     Repurchase Agreements                                                    11
     When-Issued and Delayed Delivery
       Transactions                                                           11
  Money Market and Tax-Free Funds                                             11
     Restricted and Illiquid Securities                                       11
     Concentration of Investments                                             12
     Demand Features                                                          12
     Credit Enhancement                                                       12
  Money Market and U.S. Treasury Funds                                        12
     Lending of Portfolio Securities                                          12
  Money Market Fund                                                           13
     Investment Limitations                                                   13
  Tax-Free Fund                                                               13
     Investment Limitations                                                   13
  U.S. Treasury Fund                                                          13

     Investment Limitation                                                    13

---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                13
  Management of the Trust                                                     13
     Board of Trustees                                                        13
     Investment Adviser                                                       13
       Advisory Fees                                                          13
       Adviser's Background                                                   14
  Distribution of Investment Shares                                           14
     Distribution Plan                                                        14
     Administrative Arrangements                                              15
  Administration of the Funds                                                 15
     Administrative Services                                                  15
---------------------------------------------------
NET ASSET VALUE                                                               15
---------------------------------------------------
INVESTING IN INVESTMENT SHARES                                                15
  Share Purchases                                                             15
     Through Wachovia Investments, Inc.                                       16
       By Mail                                                                16
     Through the Wachovia Banks or
       Other Service Organizations                                            16
  Minimum Investment Required                                                 16
  What Shares Cost                                                            17
  Certificates and Confirmations                                              17
  Dividends                                                                   17
  Capital Gains                                                               17
---------------------------------------------------
EXCHANGES                                                                     17
---------------------------------------------------
REDEEMING INVESTMENT SHARES                                                   18
  Through Wachovia Investments, Inc.                                          18
     By Telephone                                                             18
     By Mail                                                                  19
     Through the Wachovia Banks                                               19
       By Telephone                                                           19
       Via Sweep Agreement                                                    19
     Through Service Organizations                                            19
       By Telephone                                                           19
  Accounts with Low Balances                                                  20
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           TABLE OF CONTENTS (CONT'D)

---------------------------------------------------
SHAREHOLDER INFORMATION                                                       20
  Voting Rights                                                               20
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        20
---------------------------------------------------
TAX INFORMATION                                                               21
  Money Market and U.S. Treasury Funds                                        21
  Tax-Free Fund                                                               21
  State and Local Taxes                                                       21

---------------------------------------------------
PERFORMANCE INFORMATION                                                       22
---------------------------------------------------
OTHER CLASSES OF SHARES                                                       22
---------------------------------------------------
ADDRESSES                                                             BACK COVER


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE MONEY MARKET FUND
                            SUMMARY OF FUND EXPENSES

                               INVESTMENT SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                           None
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                   None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                   None
Exchange Fee                                                                                          None


                  ANNUAL INVESTMENT SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                     0.15%
12b-1 Fees                                                                                            0.40%
Other Expenses                                                                                        0.20%
     Total Investment Shares Operating Expenses (after waiver) (2)                                    0.75%



(1) The management fee has been reduced to reflect the anticipated voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.



(2) The Annual Investment Shares Operating Expenses were 0.72% for the fiscal year ended November 30, 1995. The Annual Investment Shares Operating Expenses are expected to be 1.10%, absent the voluntary waiver described in Note 1.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares of the Money Market Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in Investment Shares."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. However, in order for a Fund investor to exceed the NASD's maximum front-end sales charge of 6.25%, a continuous investment in the Fund for 125 years would be required.

Example                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges
no redemption fees for Investment Shares.                             $8         $24        $42        $93


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      BILTMORE TAX-FREE MONEY MARKET FUND
                            SUMMARY OF FUND EXPENSES

                               INVESTMENT SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                           None
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                   None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                   None
Exchange Fee                                                                                          None


                  ANNUAL INVESTMENT SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                     0.05%
12b-1 Fees                                                                                            0.40%
Other Expenses                                                                                        0.25%
     Total Investment Shares Operating Expenses (after waiver) (2)                                    0.70%



(1) The management fee has been reduced to reflect the anticipated voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.



(2) The Annual Investment Shares Operating Expenses were 0.66% for the fiscal year ended November 30, 1995. The Annual Investment Shares Operating Expenses are expected to be 1.15%, absent the voluntary waiver described above in Note 1.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares of the Tax-Free Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in Investment Shares."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. However, in order for a Fund investor to exceed the NASD's maximum front-end sales charge of 6.25%, a continuous investment in the Fund for 125 years would be required.

Example                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges
no redemption fees for Investment Shares.                             $7         $22        $39        $87


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    BILTMORE U.S. TREASURY MONEY MARKET FUND
                            SUMMARY OF FUND EXPENSES

                               INVESTMENT SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                           None
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                   None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                   None
Exchange Fee                                                                                          None


                  ANNUAL INVESTMENT SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                     0.05%
12b-1 Fees                                                                                            0.40%
Other Expenses                                                                                        0.20%
     Total Investment Shares Operating Expenses (after waiver) (2)                                    0.65%



(1) The management fee has been reduced to reflect the anticipated voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.



(2) The Annual Investment Shares Operating Expenses were 0.66% for the fiscal year ended November 30, 1995. The Annual Investment Shares Operating Expenses are expected to be 1.10%, absent the voluntary waiver described above in Note 1.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares of the U.S. Treasury Money Market Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in Investment Shares."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. However, in order for a Fund investor to exceed the NASD's maximum front-end sales charge of 6.25%, a continuous investment in the Fund for 125 years would be required.

Example                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges
no redemption fees for Investment Shares.                             $7         $21        $36        $81


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                BILTMORE MONEY MARKET FUND FINANCIAL HIGHLIGHTS
                               INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the combined Annual Report to Shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                     Year Ended November 30,     1995       1994       1993       1992(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 1.00     $ 1.00     $ 1.00       $ 1.00
Income from investment operations
  Net investment income                                             0.05       0.03       0.03         0.01
Less distributions
  Dividends from net investment income                             (0.05)     (0.03)     (0.03)       (0.01)
                                                              ----------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00     $ 1.00     $ 1.00       $ 1.00
                                                              ----------  ---------  ---------  -----------
Total Return (b)                                                   5.40%      3.46%      2.74%        1.48%
Ratios to Average Net Assets
  Expenses                                                         0.72%      0.68%      0.55%       0.48%*
  Net investment income                                            5.27%      3.44%      2.70%       3.44%*
  Expense waiver/reimbursement (c)                                 0.40%      0.50%      0.66%       0.75%*
Supplemental Data
  Net assets, end of period (000 omitted)                     $  165,636  $  56,105  $   9,842  $    3,106


 * Computed on an annualized basis.

(a) Reflects operations for the period from June 2, 1992 (date of initial public investment) to November 30, 1992.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            BILTMORE TAX-FREE MONEY MARKET FUND FINANCIAL HIGHLIGHTS
                               INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the combined Annual Report to Shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                 Year Ended November 30,    1995       1994       1993       1992(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    1.00  $    1.00  $    1.00   $     1.00
Income from investment operations
  Net investment income                                        0.03       0.02       0.02         0.01
]Less distributions
  Dividends to shareholders from net investment income        (0.03)     (0.02)     (0.02)       (0.01)
                                                          ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                               $ 1.00     $ 1.00     $ 1.00       $ 1.00
                                                          ---------  ---------  ---------  -----------
Total Return (b)                                               3.25%      2.11%      1.99%        1.29%
Ratios to Average Net Assets
  Expenses                                                    0.66%      0.68%      0.59%       0.50%*
  Net investment income                                       3.19%      2.11%      1.98%       2.37%*
  Expense waiver/reimbursement (c)                            0.52%      0.55%      0.70%       0.88%*
Supplemental Data
  Net assets, end of period (000 omitted)                  $55,733    $42,820    $23,976      $5,338


 * Computed on an annualized basis.

(a) Reflects operations for the period from May 20, 1992 (date of initial public investment) to November 30, 1992.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         BILTMORE U.S. TREASURY MONEY MARKET FUND FINANCIAL HIGHLIGHTS
                               INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the combined Annual Report to Shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                Year Ended November 30,    1995       1994       1993(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $    1.00  $    1.00   $     1.00
Income from investment operations
  Net investment income                                                       0.05       0.03         0.01
Less distributions
  Distributions from net investment income                                   (0.05)     (0.03)       (0.01)
                                                                         ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                           $    1.00  $    1.00   $     1.00
                                                                         ---------  ---------  -----------
Total return (b)                                                              5.30%      3.39%        1.42%
Ratios to Average Net Assets
  Expenses                                                                    0.66%      0.66%        0.65%*
  Net investment income                                                       5.21%      3.42%        2.50%*
  Expense waiver/reimbursement (c)                                            0.46%      0.61%        0.73%*
Supplemental Data
  Net assets, end of period (000 omitted)                                  $81,739    $46,396      $16,941


 * Computed on an annualized basis.

(a) Reflects operations for the period from May 12, 1993 (date of initial public investment) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) The voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares of the Money Market Fund, the Tax-Free Fund and the U.S. Treasury Fund: Investment Shares and Institutional Shares. This prospectus relates only to Investment Shares of the Funds.

Investment Shares of the Money Market and the U.S. Treasury Funds are designed primarily for individual investors, corporations, or partnerships as a convenient means of participating in a professionally-managed, diversified portfolio limited to money market instruments maturing in 397 days or less. Investment Shares of the Tax-Free Fund are designed primarily for individual investors, corporations, or partnerships as a convenient means of participating in a professionally-managed, diversified portfolio limited to short-term municipal securities.

Investment Shares of each of the Funds may be purchased through Wachovia Investments, Inc., through Wachovia Bank of North Carolina, N.A., Wachovia Bank of Georgia, N.A., Wachovia Bank of South Carolina, N.A. (formerly known as The South Carolina National Bank), and their affiliates (collectively, the "Wachovia Banks"), or through other Service Organizations (as hereinafter defined). A minimum initial investment of $1,000 in Investment Shares of any of the Funds is required, except that for investors purchasing Investment Shares in any of the Funds via a sweep account program, initial investment minimums may be modified under the applicable account agreement.

Each Fund attempts to stabilize the value of its shares at $1.00. Investment Shares are currently sold and redeemed at that price.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, and Biltmore Special Values Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The investment objective of the Money Market Fund is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders.


INVESTMENT POLICIES
The Money Market Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of money market instruments in the Money Market Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Unless indicated otherwise, the investment policies of the Money Market Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS. The Money Market Fund invests in high quality money market instruments that are rated in the highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

 commercial paper (including Canadian Commercial Paper and Europaper); certificates of deposit, demand and time deposits, saving shares, bankers' acceptances, and other instruments of domestic and foreign banks and other deposit institutions;

 corporate debt obligations, including variable rate demand notes; obligations of the U.S. government, its agencies and instrumentalities; and


 repurchase agreements.


The Money Market Fund invests only in instruments denominated and payable in U.S. dollars.

For further discussion of the instruments described above, consult the Money Market Fund's Combined Statement of Additional Information.

U.S. Government Obligations. The types of U.S. government obligations in which the Money Market Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

 the full faith and credit of the U.S. Treasury;

 the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

 the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association.

Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Money Market Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Most variable rate demand notes allow the Money Market Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Money Market Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features" in this prospectus. The Money Market Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Money Market Fund may next tender the security for repurchase.

Bank Instruments. The Money Market Fund only invests in U.S. and foreign bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF"), which is administered by the FDIC. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Money Market Fund will treat securities credit enhanced with a bank's irrevocable letter of credit or unconditional guaranty as bank instruments.

Short-Term Credit Facilities. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Money Market
Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Money Market Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.


INVESTMENT RISKS


ECDs, ETDs, Yankee CDs, and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Money Market Fund's investment adviser in selecting investments for the Money Market Fund.

TAX-FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Tax-Free Fund is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity. Interest income of the Tax-Free Fund that is exempt from federal regular income tax retains its tax-free status when distributed to the Tax-Free Fund's shareholders. The investment objective cannot be changed without approval of shareholders.


INVESTMENT POLICIES
The Tax-Free Fund pursues its investment objective by investing primarily in a diversified portfolio of short-term municipal securities maturing in 397 days or less. The average maturity of money market instruments in the Tax-Free Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Tax-Free Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Tax-Free Fund invests primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

 .tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;
 .bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;
 .municipal commercial paper and other short-term notes;
 .variable rate demand notes;
 .municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
 .participation, trust and partnership interests in any of the foregoing obligations.

For further discussion of the instruments described above, consult the Tax-Free Fund's Combined Statement of Additional Information.

MUNICIPAL SECURITIES
Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Variable Rate Demand Notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Tax-Free Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a municipal interest rate index or a published interest rate. Most variable rate demand notes allow the Tax-Free Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Tax-Free Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See

"Demand Features" in this prospectus. The Tax-Free Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Tax-Free Fund may next tender the security for repurchase.

Participation Interests. The Tax-Free Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Tax-Free Fund to treat the income from the investment as exempt from federal income tax. The Tax-Free Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of the above.

TEMPORARY INVESTMENTS. As a matter of fundamental investment policy, which cannot be changed without approval of shareholders, the Tax-Free Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. However, from time to time when the Tax-Free Fund's investment adviser determines that market conditions call for a temporary defensive posture, the Tax-Free Fund may invest in short-term temporary investments. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Municipal Securities purchased by the Tax-Free Fund; marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment and if their deposits are insured by BIF or the Savings Association Insurance Fund (which are administered by the FDIC); repurchase agreements (arrangements in which the organization is selling the Tax-Free Fund a temporary investment and agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and prime commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch and other short-term credit instruments.
Although the Tax-Free Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, the Tax-Free Fund may purchase Municipal Securities, the interest on which is subject to the federal alternative minimum tax, in an amount not to exceed 20% of the total net assets of the Tax-Free Fund.

INVESTMENT RISKS
Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Tax-Free Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and demand features, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

U.S. TREASURY FUND

INVESTMENT OBJECTIVE

The investment objective of the U.S. Treasury Fund is to provide current income consistent with stability of principal and liquidity. This investment objective cannot be changed without approval of shareholders.


INVESTMENT POLICIES
The U.S. Treasury Fund pursues its investment objective by investing in a portfolio of short-term U.S. Treasury obligations which are issued by the U.S. government, and are fully guaranteed as to payment of principal and interest by the United States. Unless indicated otherwise, the investment policies of the U.S. Treasury Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS. The U.S. Treasury Fund invests only in U.S. Treasury obligations maturing in 397 days or less. The average maturity of the U.S. Treasury obligations in the U.S. Treasury Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

ALL FUNDS


While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies, but they will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of their respective total assets in any one investment company, or invest more than 10% of their respective total assets in investment companies in general. The Funds will only invest in other investment companies that are money market funds having investment objectives and policies similar to their own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The investment adviser to the Funds will waive its investment advisory fee on assets invested in securities of open-end investment companies.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Funds or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, that Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

As a matter of investment practice, which can be changed without shareholder approval, repurchase agreements providing for settlement in more than seven days after notice, along with illiquid obligations, will be limited to not more than 10% of each Fund's respective net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date.

The Funds may dispose of a commitment prior to settlement if the Funds' investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

MONEY MARKET AND TAX-FREE FUNDS


RESTRICTED AND ILLIQUID SECURITIES. The Money Market and Tax-Free Funds may invest in restricted securities. Restricted securities are any securities in which the Funds may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Funds will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.



The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Fund, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Money Market Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Money Market Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Money Market Fund intends to not subject such paper to the limitation applicable to restricted securities.


CONCENTRATION OF INVESTMENTS. The Money Market and Tax-Free Funds may invest more than 25% of the value of their respective total assets in cash or certain money market instruments (including instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

DEMAND FEATURES. The Money Market and Tax-Free Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Funds. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Money Market and Tax-Free Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.


CREDIT ENHANCEMENT. Certain of the Money Market and Tax-Free Funds' acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.


MONEY MARKET AND U.S. TREASURY FUNDS

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Money Market and U.S. Treasury Funds may lend their portfolio securities, on a short-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Funds' investment adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. Treasury securities equal to at least 100% of the value of the securities loaned at all times. The Money Market and U.S. Treasury Funds will limit the amount of portfolio securities they may lend to not more than one-third of their respective total assets. There is the risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

MONEY MARKET FUND

INVESTMENT LIMITATIONS
The Money Market Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Money Market Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Money Market Fund may borrow up to one-third of the value of its total assets; nor with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities).

The above investment limitations cannot be changed without shareholder approval.

TAX-FREE FUND

INVESTMENT LIMITATIONS
The Tax-Free Fund will not:

 borrow money directly or through reverse repurchase agreements except, under certain circumstances, the Tax-Free Fund may borrow up to one-third of the value of its total assets; nor with respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer (except cash, cash items, repurchase agreements collateralized by U.S. government securities and U.S. government obligations). The remaining 25% of its total assets may be invested in a single issuer if the Fund's investment adviser believes such a strategy is prudent.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Tax-Free Fund will not:

 invest more than 5% of the value of its total assets in industrial revenue bonds where the payment of principal and interest is the responsibility of companies (or guarantors, if applicable) that have records of less than three years of continuous operations, including the operation of any predecessor.

U.S. TREASURY FUND

INVESTMENT LIMITATION
The U.S. Treasury Fund will not borrow money directly or through reverse repurchase agreements except, under certain circumstances, the U.S. Treasury Fund may borrow up to one-third of the value of its total assets. This limitation cannot be changed without shareholder approval.

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                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Funds are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives annual fees from the assets of the Funds.


Advisory Fees. The Funds' Adviser receives an annual investment advisory fee equal to 0.50 of 1% of each Fund's average daily net assets. The investment advisory contract provides that such fees shall be accrued and paid daily. The Adviser has undertaken to reimburse the Funds for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fees or reimburse the Funds for certain other expenses of the Funds, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A. is a national banking association, which offers a broad range of financial services, including commercial and consumer loans, corporate, institutional and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


Wachovia Asset Management employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A., have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser for The Biltmore Funds since
March 9, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser to the Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.


DISTRIBUTION OF INVESTMENT SHARES

Federated Securities Corp. is the distributor (the "Distributor") for Investment Shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the Funds will pay Federated Securities Corp. an amount computed at an annual rate of 0.40 of 1% of the average daily net asset value of the Investment Shares of each Fund to finance any activity which is principally intended to result in the sale of Investment Shares.

The Distributor may, from time to time and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the Investment Shares exceed such lower expense limitation as the Distributor may, by notice to the Trust, voluntarily declare to be effective.

The Distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers ("Service Organizations") to provide sales and/or administrative services as agent for their clients or customers who beneficially own Investment Shares. Administrative services may include, but are not limited to, the following functions: communicating Fund account openings and closings; entering share purchase and redemption transactions; electronically transferring and receiving funds for those transactions; confirming and reconciling all such transactions and reviewing activity in Fund accounts; posting and reinvesting dividends and other distributions to Fund accounts; maintaining and distributing current copies of prospectuses, statements of additional information, and shareholder reports of the Funds; advertising and marketing assistance; responding to clients' and potential clients' questions about the Funds; and other sales and administrative support services to the Funds and their shareholders.

Service Organizations, including the Wachovia Banks, will receive fees from the Distributor based upon Investment Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Distributor.

The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the Distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the service providers.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATIVE ARRANGEMENTS. The Distributor may also pay Service Organizations a fee based upon the average net asset value of Investment Shares of their customers for providing administrative services. This fee is in addition to the amounts paid under the Plan for administrative services, and if paid, will be reimbursed by the Adviser and not the Funds.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with the administrative personnel and services necessary to operate the Funds. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds
       .15 of 1%          on the first $250 million
      .125 of 1%           on the next $250 million
       .10 of 1%           on the next $250 million
      .075 of 1%     on assets in excess of $750 million


The administrative fee received during any fiscal year for the Funds and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Funds attempt to stabilize the net asset value of Investment Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share of each Fund is determined by adding the interest of the Investment Shares in the value of all securities and other assets of that Fund, subtracting the interest of the Investment Shares in the liabilities of that Fund and those attributable to that Fund's Investment Shares, and dividing the remainder by the total number of that Fund's Investment Shares outstanding. The Funds, of course, cannot guarantee that their net asset values will always remain at $1.00 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         INVESTING IN INVESTMENT SHARES

SHARE PURCHASES
Investment Shares are sold on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. Investment Shares may be purchased through Wachovia Investments, Inc., the Wachovia Banks or other Service Organizations. Texas residents must purchase, exchange, and redeem shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds and the Distributor reserve the right to reject any purchase request.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase Investment Shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders for the Tax-Free Fund must be communicated to Wachovia Investments, Inc. before 10:00 a.m. (Eastern time), and purchase orders for the Money Market Fund and the U.S. Treasury Fund must be communicated to Wachovia Investments, Inc. before 11:00 a.m. (Eastern time). Payment by federal funds must be received by Wachovia Investments, Inc. before 4:00 p.m. (Eastern time) on the same day as the order to earn dividends that day. Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


By Mail. To purchase Investment Shares of a Fund by mail, send a check made payable to the appropriate Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH THE WACHOVIA BANKS OR OTHER SERVICE ORGANIZATIONS. Investors may purchase Investment Shares of the Funds through one of the Wachovia Banks or through another Service Organization, which will place share purchase orders as agent for the account of the investor. The Wachovia Banks and other Service Organizations maintain omnibus accounts with the Funds for shares of the Funds that are purchased for their clients and customers. The Wachovia Bank or other Service Organization will take all information from the investor necessary to the purchase of Investment Shares and is responsible for the prompt transmission of investor orders to the Funds.

The Wachovia Banks or other Service Organizations may assess fees to their customers for services or in connection with the accounts through which Investment Shares are purchased. This prospectus and the Combined Statements of Additional Information should be read together with any applicable account agreement with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

For investors who purchase Investment Shares of the Funds as part of a sweep account program with one of the Wachovia Banks or another Service Organization, automatic purchases and redemptions of Investment Shares will be made on behalf of the investor pursuant to the investor's sweep account agreement.

Other investors who are customers of the Wachovia Banks may place orders to purchase Investment Shares of the Funds by telephone, through written instructions, or in person with their account officer in accordance with the procedures established by the Wachovia Banks pursuant to the relevant account agreement. Unless otherwise specified by the account agreement, payment may be made to the Wachovia Banks by check, federal funds, or by debiting a customer's Wachovia Bank account. Orders are considered received after payment by check is converted into federal funds and received by the Wachovia Banks, normally the next business day. When payment is made with federal funds, the order is considered received when federal funds are received by the Wachovia Banks or available in the customer's account. Purchase orders must be communicated to the Wachovia Banks by 10:00 a.m. (Eastern time), in the case of the Tax-Free Fund, and by 11:00 a.m. (Eastern time), in the case of the Money Market and U.S. Treasury Funds. Payment by federal funds must be received by the Wachovia Banks before 4:00 p.m. (Eastern time) on the same day as the order to earn dividends for that day. Investment Shares cannot be purchased on days on which the Wachovia Banks, the New York Stock Exchange or the Federal Reserve Wire System are not open for business.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Investment Shares in each Fund is $1,000, except that, with respect to investments made through a sweep account program with a Wachovia Bank or another Service Organization, initial investment minimums may be modified under the relevant account agreement.

WHAT SHARES COST

Investment Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Funds.


The net asset value is determined at 12:00 noon and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Investment Shares are tendered for redemption and no orders to purchase Investment Shares are received; or
(iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Funds, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the appropriate Fund.

Federated Services Company provides Wachovia Investments, Inc., the Wachovia Banks and other Service Organizations, as shareholders of record, with detailed statements on a monthly basis that include account balances, information on each purchase or redemption, and a report of dividends paid during the month. Wachovia Investments, Inc., the Wachovia Banks and other Service Organizations maintain omnibus accounts for beneficial owners who are their clients or customers and will provide such owners with statements on a monthly basis that reflect account activity during the month. These statements will serve as confirmations of all transactions in the shareholder's account for the statement period.

DIVIDENDS

Dividends are declared daily and paid monthly. Ordinarily, dividends will be reinvested on payment dates in additional Investment Shares of the Funds unless cash payments are requested by writing to Wachovia Investments, Inc., the Wachovia Banks or other Service Organization through which the shareholder invested. Those investors who purchase Investment Shares through the Wachovia Banks or another Service Organization should consult their account agreement for any special provisions with respect to the receipt of dividends or available reinvestment options.

CAPITAL GAINS

Capital gains, if any, could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Funds realize net long-term capital gains, they will distribute them at least once every 12 months.

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                                   EXCHANGES
Unless otherwise limited in the shareholder's account agreement with a Wachovia Bank or the relevant Service Organization, a shareholder may exchange Investment Shares of one Fund for Investment Shares of any other Fund on the basis of their respective net asset values by calling or writing the shareholder's account representative at the Wachovia Bank or other Service Organization, by telephoning 1-800-994-4414, or by writing to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions. Investment Shares purchased by check are eligible for exchange after the purchase check has cleared, which can take up to ten calendar days. The exchange feature applies to the Investment Shares of each Fund that does not assess a sales charge as of the effective offering date of each Fund's Investment Shares.

Orders to exchange Investment Shares of one Fund for Investment Shares of any of the other Biltmore Funds that do not assess a sales charge will be executed by redeeming the Investment Shares owned at the net asset value next determined after receipt of the order, and purchasing Investment Shares of such other Fund at the net asset value determined after the proceeds from such redemption become available. Orders for exchanges received by any of the Funds after 12:00 noon (Eastern time) but prior to 4:00 p.m. (Eastern time) on any day that the Trust is open for business will be executed at the price determined at 4:00 p.m.

(Eastern time) that day. Orders for exchanges received after 4:00 p.m. (Eastern time) on any business day will be executed at the price determined at 12:00 noon (Eastern time) the next business day.


In addition to the exchange privilege described above, effective July 31, 1995, participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of certain other Delaware Group Funds ("Eligible Delaware Funds"), as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in a Plan that has an aggregate investment of $1 million or less in Eligible Delaware Funds and/or Eligible Biltmore Funds who exchanges into the Eligible Delaware Funds or Eligible Biltmore Funds from the Money Market Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Market Fund shares were acquired in exchange from an Eligible Delaware Fund or Eligible Biltmore Fund subject to a front-end sales charge or by reinvestment of dividends). "Eligible Biltmore Funds" refer to the Investment Shares class of the Money Market Fund, the Biltmore Balanced Fund, the Biltmore Emerging Markets Fund, the Biltmore Equity Fund, the Biltmore Fixed Income Fund, and the Biltmore Special Values Fund.


An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of any of The Biltmore Funds in a year or three in a calendar quarter.

An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

This exchange privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Before the exchange, a shareholder should review a prospectus of the fund for which the exchange is being made.
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                          REDEEMING INVESTMENT SHARES

THROUGH WACHOVIA INVESTMENTS, INC.

Investment Shares are redeemed at their net asset value next determined after Wachovia Investments, Inc. receives the redemption request. Redemptions will be made on days on which the Funds compute their net asset values. Requests for redemption can be made in person, by telephone, or by writing to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Telephone or written requests for redemption must be received in proper form by Wachovia Investments, Inc. If at any time the Funds shall determine it necessary to terminate or modify these methods of redemption, shareholders would be promptly notified.

BY TELEPHONE. A shareholder who is a customer of Wachovia Investments, Inc. may redeem Investment Shares by telephoning The Biltmore Service Center at 1-800-994-4414. Shareholders wishing to redeem by telephone will be required to complete a telephone redemption authorization form available through Wachovia Investments, Inc. For calls received by Wachovia Investments, Inc. before 10:00 a.m. (Eastern time), for the Tax-Free Fund, and 11:00 a.m. (Eastern time), for the Money Market Fund and U.S. Treasury Fund, proceeds will normally be credited the same day to the shareholder's brokerage account at Wachovia Investments, Inc. Those Investment Shares will not be entitled to the dividend declared that day. For calls received by Wachovia Investments, Inc. after 10:00 a.m. (Eastern time), in the case of the Tax-Free Money Market Fund, and 11:00 a.m. (Eastern
time) in the case of the Money Market Fund and the U.S. Treasury Fund, proceeds will normally be credited to the brokerage account the following business day. Those Investment Shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be credited or paid more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL. A shareholder who is a customer of Wachovia Investments, Inc. may redeem Investment Shares by sending a written request to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. The written request should include the shareholder's name, the Fund name and class of shares, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. (at 1-800-994-4414) for assistance in redeeming by mail.

THROUGH THE WACHOVIA BANKS
The Funds redeem Investment Shares at their net asset value next determined after the Wachovia Banks receive the redemption request. Redemptions will be made on days on which the Funds compute their net asset values. Requests for redemption can be made in person, by telephone or by writing to the shareholder's account officer. If at any time the Funds shall deem it necessary to terminate or modify these methods of redemption, shareholders would be promptly notified.

BY TELEPHONE. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem Investment Shares by telephoning the shareholder's account officer. For calls received by the Wachovia Banks before 10:00 a.m. (Eastern time), for the Tax-Free Fund, and 11:00 a.m. (Eastern time), for the Money Market Fund and U.S. Treasury Fund, proceeds will normally be wired the same day to the shareholder's account at the Wachovia Banks or a check will be sent to the address of record. Those Investment Shares will not be entitled to the dividend declared that day. For calls received by the Wachovia Banks after 10:00 a.m. (Eastern time), in the case of the Tax-Free Fund, and 11:00 a.m. (Eastern time), in the case of the Money Market Fund and the U.S. Treasury Fund, proceeds will normally be wired or a check mailed the following business day. Those Investment Shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

An authorization permitting the Wachovia Banks to accept telephone requests is included as part of the shareholder's account agreement. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

VIA SWEEP AGREEMENT. Redemptions of Investment Shares held through a sweep program will be effected through, and in accordance with, the related account agreement.

THROUGH SERVICE ORGANIZATIONS
The Funds redeem Investment Shares at their net asset value next determined after the Funds receive the redemption request from the Service Organization. Redemptions will be made on days on which the Funds compute their net asset value. Requests for redemption can be made in person, by telephone or by writing to the customer's account representative who, in turn, will place share redemption orders as agent for the account of the customer, through the relevant Service Organization. Service Organizations may charge their customers for their services. Therefore, this prospectus and the Combined Statements of Additional Information should be read together with any applicable account agreement with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. If at any time, the Funds shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

BY TELEPHONE. Shareholders who are customers of Service Organizations, and whose account agreement with the Service Organization permits telephone redemption, may redeem shares of the Funds by telephoning their account representative. The account representative will, in turn, contact the Funds. The Service Organization is responsible for promptly submitting redemption requests and providing proper redemption instructions to the Funds. Redemption requests received by a Service Organization before 10:00 a.m. (Eastern time), in the case of the Tax-Free Fund, and 11:00 a.m. (Eastern time), in the case of the Money Market Fund and U.S. Treasury Fund, will normally be paid the same day but will not earn that day's dividend. Redemption requests received by a Service Organization after 10:00 a.m. (Eastern time), in the case of the Tax-Free Fund, and 11:00 a.m. (Eastern time), in the case of the Money Market Fund and U.S.

Treasury Fund, will receive that day's dividend but the monies will not be credited to the shareholder's account until the following day. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Funds may redeem Investment Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000 due to shareholder redemptions.

--------------------------------------------------------------------------------
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                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Investment Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owner of record of in excess of 25% of the outstanding shares of each of the Funds, and therefore may, for certain purposes, be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Funds' operations and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

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                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their advisory and custody agreements with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TAX INFORMATION

The Funds expect to pay no federal income tax because they intend to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the other Funds and other portfolios in the Trust will not be combined for tax purposes with those realized by each Fund.

Dividends of the Funds representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

MONEY MARKET AND U.S. TREASURY FUNDS

Unless otherwise exempt, shareholders of the Money Market and U.S. Treasury Funds will be subject to federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. Shareholders of the Money Market and U.S. Treasury Funds are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

TAX-FREE FUND

Shareholders of the Tax-Free Fund will not be subject to the federal regular income tax on any dividends received from the Tax-Free Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Tax-Free Fund may purchase all types of municipal bonds, including "private activity" bonds. Thus, while the Tax-Free Fund has no present intention of purchasing any private activity bonds, should it purchase any such bonds, a portion of the Tax-Free Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Tax-Free Fund which represent interest on municipal bonds will be subject to the 20% corporate alternative minimum tax because the dividends are included in corporation's "adjusted current earnings." The corporate minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any fund dividend, and alternative minimum taxable income does not include the portion of the Tax-Free Fund's dividend attributable to municipal bonds which are not private activity bonds, the 75% difference will be included in the calculation of the corporation's alternative minimum tax.

STATE AND LOCAL TAXES (TAX-FREE FUND ONLY)

Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue and shareholders are urged to consult their own tax advisers.

--------------------------------------------------------------------------------
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                            PERFORMANCE INFORMATION

From time to time, the Funds advertise their yield, effective yield and tax-equivalent yield (for the Tax-Free Fund only) for Investment Shares.

The yield of Investment Shares represents the annualized rate of income earned on an investment in Investment Shares over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in Investment Shares is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield of the Tax-Free Fund's Investment Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Tax-Free Fund's Investment Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Investment Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in Investment Shares after reinvesting all distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

Yield, effective yield, and tax-equivalent yield (for the Tax-Free Fund only) will be calculated separately for Investment Shares and Institutional Shares.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


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                            OTHER CLASSES OF SHARES


The Fund also offers another class of shares called Institutional Shares. Institutional Shares are offered only to accounts held by the Wachovia Banks in a fiduciary, agency, custodial, or similar capacity and are subject to a minimum initial investment as provided in the Wachovia Banks' customer's relevant account agreement. Institutional Shares are sold at net asset value and are distributed without a Rule 12b-1 Plan.


Financial institutions and brokers providing sales and/or administrative services may receive different compensation from one class of shares than from another class of shares.

The amount of dividends payable to Institutional Shares of a Fund will be greater than those payable to Investment Shares of the same Fund by the difference between class expenses and distribution expenses borne by shares of each respective class. The stated advisory fee is the same for both classes of shares.


To obtain more information and a prospectus for Institutional Shares, investors may call their Wachovia trust account officer.


Addresses

Biltmore Money Market Fund
     Investment Shares
Biltmore Tax-Free Money Market Fund     Federated Investors Tower
     Investment Shares   Pittsburgh, Pennsylvania 15222-3779
Biltmore U.S. Treasury Money Market Fund
     Investment Shares

Distributor    Federated Securities Corp.
          Federated Investors Tower
          Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, N.C. 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, N.C. 27150

Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Accounting Services  Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430

Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219

Biltmore Money Market Fund
Biltmore Tax-Free Money Market Fund
Biltmore U.S. Treasury Money Market Fund
Diversified Portfolios of The Biltmore Funds
Investment Shares
An Open-End Management Investment Company

     Cusip 090297201
     Cusip 090297409
     Cusip 090297888
January 31, 1996    3042106A (1/96)
822-21 (1/96)


Prospectus
January 31, 1996

The Institutional Shares of Biltmore Money Market Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

An investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share; there can be no assurance that the Fund will be able to do so.

The Fund is a money market fund which invests in money market instruments to provide current income consistent with stability of principal and liquidity. The Fund pursues this investment objective by investing exclusively in money market instruments maturing in 397 days or less.

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

Biltmore
Money Market Fund
(A Portfolio of The Biltmore Funds)
Institutional Shares

The Fund has also filed a Combined Statement of Additional Information for Institutional Shares and Investment Shares, dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, purchase Institutional Shares or obtain other information about the Fund by writing to the Fund or by calling your Wachovia Bank (as defined herein) account officer.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WACHOVIA INVESTMENTS
MAKE YOURSELF COMFORTABLE
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                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                     2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     U.S. Government Obligations                                               4
     Variable Rate Demand Notes                                                4
     Bank Instruments                                                          4
     Short-Term Credit Facilities                                              4
  Repurchase Agreements                                                        4
  Credit Enhancement                                                           5
  Demand Features                                                              5
  Restricted and Illiquid Securities                                           5
  When-Issued and Delayed Delivery
     Transactions                                                              5
  Investing in Securities of Other
     Investment Companies                                                      5
  Concentration of Investments                                                 6
  Lending of Portfolio Securities                                              6
Investment Risks                                                               6


Investment Limitations                                                         6
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 6
Management of the Trust                                                        6
  Board of Trustees                                                            6
  Investment Adviser                                                           6
     Advisory Fees                                                             7

     Adviser's Background                                                      7
Distribution of Institutional Shares                                           7
Administration of the Fund                                                     7
  Administrative Services                                                      7
---------------------------------------------------
NET ASSET VALUE                                                                8
---------------------------------------------------
INVESTING IN INSTITUTIONAL SHARES                                              8
Share Purchases                                                                8
  Through the Wachovia Banks                                                   8
  Via a Sweep Account                                                          8
Minimum Investment Required                                                    8
What Shares Cost                                                               8
Certificates and Confirmations                                                 9
Dividends                                                                      9
Capital Gains                                                                  9
---------------------------------------------------
EXCHANGES                                                                      9
---------------------------------------------------

REDEEMING INSTITUTIONAL SHARES                                                10

By Telephone                                                                  10
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       10
Voting Rights                                                                 10
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        10
---------------------------------------------------
TAX INFORMATION                                                               11
---------------------------------------------------
PERFORMANCE INFORMATION                                                       11
---------------------------------------------------
OTHER CLASSES OF SHARES                                                       12
---------------------------------------------------
ADDRESSES                                                             BACK COVER
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                            SUMMARY OF FUND EXPENSES



                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                            None
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                    None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                                                  None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                    None
Exchange Fee                                                                                           None



                 ANNUAL INSTITUTIONAL SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                     0.16%
12b-1 Fees                                                                                             None
Other Expenses                                                                                        0.22%
          Total Institutional Shares Operating Expenses (after waiver)(2)                             0.38%



(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.



(2) The Annual Institutional Shares Operating Expenses would have been 0.72% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Money Market Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in Institutional Shares."

Example                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges
no redemption fees for Institutional Shares.                          $4         $12        $21        $48



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



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                BILTMORE MONEY MARKET FUND FINANCIAL HIGHLIGHTS
                              INSTITUTIONAL SHARES



                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Annual Report to Shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                      Year Ended November 30,    1995       1994       1993       1992(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    1.00  $    1.00  $    1.00   $    1.00
Income from investment operations
  Net investment income                                             0.06       0.04       0.03        0.02
Less distributions
  Distributions from net investment income                         (0.06)     (0.04)     (0.03)      (0.02)
                                                               ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                 $    1.00  $    1.00  $    1.00   $    1.00
                                                               ---------  ---------  ---------  -----------
Total Return (b)                                                    5.75%      3.77%      3.05%       1.71%
Ratios to Average Net Assets
  Expenses                                                          0.38%      0.38%      0.25%       0.14%*
  Net investment income                                             5.61%      3.74%      3.00%       3.38%*
  Expense waiver/reimbursement (c)                                  0.34%      0.40%      0.56%       0.65%*
Supplemental Data
  Net assets, end of period (000 omitted)                       $126,042   $129,233   $177,090     $84,698


 * Computed on an annualized basis.

(a) Reflects operations for the period from June 2, 1992 (date of initial public investment) to November 30, 1992.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


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                              GENERAL INFORMATION


The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares of Biltmore Money Market Fund, Institutional Shares and Investment Shares. This prospectus relates only to the Institutional Shares of the Fund.


Institutional Shares are offered only for purchase through the bank subsidiaries of Wachovia Corporation: Wachovia Bank of North Carolina, N.A., Wachovia Bank of Georgia, N.A., Wachovia Bank of South Carolina, N.A. (formerly known as The South Carolina National Bank), and their affiliates (collectively, the "Wachovia Banks"). Institutional Shares are offered only to accounts held by the Wachovia Banks in a fiduciary, advisory agency, custodial, or similar capacity. The Fund offers a convenient means of accumulating an interest in a professionally-managed, diversified portfolio limited to money market instruments maturing in 397 days or less. Investors should consult their account agreement with the Wachovia Banks for any applicable minimum investment.

The Fund attempts to stabilize the value of a share at $1.00. Institutional Shares are currently sold and redeemed at that price.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares).

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES
The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are rated in the highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

 .commercial paper (including Canadian Commercial Paper and Europaper); .certificates of deposit, demand and time deposits, saving shares, bankers' acceptances, and other instruments of domestic and foreign banks and other deposit institutions;
 .corporate debt obligations, including variable rate demand notes; .obligations of the U.S. government, its agencies and instrumentalities; and .repurchase agreements.

The Fund invests only in instruments denominated and payable in U.S. dollars.

For further discussion of the instruments described above and rating categories, consult the Fund's Combined Statement of Additional Information.

U.S. Government Obligations. The types of U.S. government obligations in which the Money Market Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

 .the full faith and credit of the U.S. Treasury;

 .the issuer's right to borrow from the U.S. Treasury;

 .the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

 .the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

 .Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association.

Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

Bank Instruments. The Fund only invests in U.S. and foreign bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF"), which is administered by the FDIC. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("TDs"). The Fund will treat securities credit enhanced with a bank's irrevocable letter of credit or unconditional guaranty as bank instruments.

Short-Term Credit Facilities. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.


CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.


DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having investment objectives and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser to the Fund will waive its advisory fee on assets invested in securities of open-end investment companies.

CONCENTRATION OF INVESTMENTS. The Fund may invest more than 25% of the value of its total assets in cash or certain money market instruments (including instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees, where loaned securities are marked to market daily and where the Fund receives collateral equal to at least 100% of the value of the securities loaned. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS
ECDs, ETDs, Yankee CDs, and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's investment adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS
The Fund will not:

 .borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets; nor
 .with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities).

The above investment limitations cannot be changed without shareholder approval. For additional information regarding the Fund's investment limitations, please refer to Combined Statement of Additional Information.

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                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.

Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.50 of 1% of the Fund's average aggregate daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A., is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A. is a national banking association, which offers a broad range of financial services, including commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


Wachovia Asset Management employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A., have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser for The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A. also serves as investment adviser to the Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.
DISTRIBUTION OF INSTITUTIONAL SHARES
Federated Securities Corp. is the distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds
     .15 of 1%            on the first $250 million
    .125 of 1%             on the next $250 million
     .10 of 1%             on the next $250 million
    .075 of 1%       on assets in excess of $750 million


The administrative fee received during any fiscal year for the Fund and for each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

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                                NET ASSET VALUE

The Fund attempts to stabilize the net asset value of Institutional Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by adding the interest of the Institutional Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Institutional Shares in the liabilities of the Fund and those attributable to Institutional Shares, and dividing the remainder by the total number of Institutional Shares outstanding. The Fund, of course, cannot guarantee that its net asset value will always remain at $1.00 per share.

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                       INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES


Institutional Shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Institutional Shares may be purchased by or through the Wachovia Banks. Texas residents must purchase, exchange, and redeem shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of Fund shares, the distributor may, from time to time, offer certain items of nominal value to any shareholder or investor. The Fund and the distributor reserve the right to reject any purchase request.


THROUGH THE WACHOVIA BANKS. To place an order to purchase Institutional Shares of the Fund, customers of the Wachovia Banks may telephone, send written instructions, or place the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, federal funds, or by debiting a customer's account with the Wachovia Banks. Orders are considered received after payment by check is converted into federal funds and received by the Wachovia Banks, normally the next business day. When payment is made with federal funds, the order is considered received when federal funds are received by the Wachovia Banks or available in the customer's account. Purchase orders must be communicated to the Wachovia Banks by 11:00 a.m. (Eastern time) and payment by federal funds must be received by the Wachovia Banks before 4:00 p.m. (Eastern time) on the same day as the order to earn dividends for that day. Shares cannot be purchased on days on which the Wachovia Banks, the New York Stock Exchange, and the Federal Reserve Wire System are not open for business.

VIA A SWEEP ACCOUNT. If you are investing in the Fund as part of a Wachovia Bank sweep account program, automatic purchases and redemptions will be made by the Wachovia Banks on your behalf pursuant to the sweep agreement you signed as part of your trust account with the Wachovia Banks.

MINIMUM INVESTMENT REQUIRED

Investors should consult their account agreement with the Wachovia Banks in order to determine any applicable minimum investment. Minimum investment requirements may vary under different sweep agreements.

WHAT SHARES COST

Institutional Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund.


The net asset value is determined at 12:00 noon and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Federated Services Company provides the Wachovia Banks, as shareholders of record, with detailed statements on a monthly basis that include account balances, information on each purchase or redemption, and a report of dividends paid during the month. These statements will serve as confirmations of all transactions in the shareholders' accounts for the statement period.

Investors purchasing through the Wachovia Banks will receive account statements from those institutions periodically as required by the relevant account agreement.

DIVIDENDS
Dividends are declared daily and paid monthly. Dividends will be reinvested on payment dates in additional Institutional Shares of the Fund unless cash payments are requested by writing to the Wachovia Banks.

CAPITAL GAINS
Capital gains, if any, could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

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                                   EXCHANGES

A shareholder may exchange Institutional Shares of one fund for Institutional Shares of any other fund that does not assess a sales charge on the basis of their respective net asset values by calling or writing to his account officer at the Wachovia Banks. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Institutional Shares purchased by check are eligible for exchange after the purchase check has cleared, which could take up to ten calendar days. The exchange feature applies to Institutional Shares of each fund that does not assess a sales charge as of the effective offering date of each fund's Institutional Shares.

Orders to exchange Institutional Shares of one fund for Institutional Shares of any of the other Biltmore Funds that do not assess a sales charge will be executed by redeeming the Institutional Shares owned at net asset value next determined after receipt of the order and purchasing Institutional Shares of any such other Biltmore Funds at the net asset value determined after the proceeds from such redemption become available. Orders for exchanges received by the Fund after 12:00 noon but prior to 4:00 p.m. (Eastern time) on any day the Trust is open for business will be executed at the price determined at 4:00 p.m. (Eastern time) that day. Orders for exchanges received after 4:00 p.m. (Eastern time) on any business day will be executed at the price determined at 12:00 noon (Eastern time) on the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege of any shareholder, provided the shareholder is given 60 days' written notice.

An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement imposed by the relevant account agreement. An exchange constitutes a sale for federal income tax purposes.

This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Before the exchange, a shareholder should review a prospectus of the fund for which the exchange is being made.

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                         REDEEMING INSTITUTIONAL SHARES

The Fund redeems shares at their net asset value next determined after the Wachovia Banks receive the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Requests for redemption can be made in person, by telephone, or by writing to your account officer. If at any time the Fund shall determine it necessary to terminate or modify any of these methods of redemption, shareholders would be promptly notified.
BY TELEPHONE
A shareholder who is a customer of the Wachovia Banks may redeem Institutional Shares of the Fund by telephoning his account officer. For calls received by the Wachovia Banks before 11:00 a.m. (Eastern time) proceeds will normally be wired the same day to the shareholder's account at the Wachovia Banks or a check will be sent to the address of record. Those shares will not be entitled to the dividend declared that day. For calls received by the Wachovia Banks after 11:00 a.m. (Eastern time) proceeds will normally be wired or a check mailed the following business day. Those shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

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                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Institutional Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owner of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


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                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.

The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their advisory and custody agreements with the Trust without violation of the



Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it will meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

Unless otherwise exempt, shareholders will be subject to federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

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--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield and effective yield for Institutional Shares.

The yield of Institutional Shares represents the annualized rate of income earned on an investment in Institutional Shares over a seven-day period. It is the annualized dividends earned during the period on the investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield but, when annualized, the income earned by an investment in Institutional Shares is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in Institutional Shares after reinvesting all distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

Yield and effective yield will be calculated separately for Institutional Shares and Investment Shares.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


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                            OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Investment Shares. Investment Shares are sold to customers of the Wachovia Banks who are not eligible to purchase Institutional Shares and customers of Wachovia Investments, Inc. Investment Shares are subject to a minimum initial investment of $1,000. Investment Shares are sold at net asset value and are distributed pursuant to a Rule 12b-1 Plan adopted by the Trust, whereby the distributor is paid a maximum fee of 0.40 of 1% of the Investment Shares' average daily net assets. Institutional Shares are distributed without a Rule 12b-1 Plan.


Financial institutions and brokers providing sales and/or administrative services may receive different compensation from one class of shares than from another class of shares.

The amount of dividends payable to Investment Shares will be less than those payable to Institutional Shares by the difference between class expenses and distribution expenses borne by shares of each respective class. The stated advisory fee is the same for both classes of shares.


To obtain more information and a prospectus for Investments Shares, investors may call 1-800-994-4414.


Addresses

Biltmore Money Market Fund    Federated Investors Tower
     Institutional Shares     Pittsburgh, Pennsylvania 15222-3779

Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150

Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430

Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219

Biltmore Money Market Fund Prospectus
Institutional Shares
A Diversified Portfolio of The Biltmore Funds
An Open-End, Management Investment Company

     Cusip 090297102
January 31, 1996            2020203A-IS (1/96)
822-16 (1/96)


                          BILTMORE MONEY MARKET FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                             INSTITUTIONAL SHARES
                               INVESTMENT SHARES
                 COMBINED STATEMENT OF ADDITIONAL INFORMATION
   This Combined Statement of Additional Information should be read with the respective prospectuses for Institutional Shares and Investment Shares of Biltmore Money Market Fund (the "Fund"), a portfolio in The Biltmore Funds (the "Trust"), dated January 31, 1996. This Combined Statement is not a prospectus itself. To receive a copy of either prospectus, write to the Fund, call The Biltmore Service Center toll-free at 1-800-994-4414, or contact your Wachovia Bank account officer.
   Federated Investors Tower
   Pittsburgh, Pennsylvania 15222-3779

                         Statement dated January 31, 1996

FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND3

INVESTMENT OBJECTIVE AND POLICIES3

 TYPES OF INVESTMENTS            3
 RATINGS                         5
 WHEN-ISSUED AND DELAYED
  DELIVERY TRANSACTIONS          5
 REVERSE REPURCHASE AGREEMENTS   5
 CREDIT ENHANCEMENT              6
 INVESTMENT LIMITATIONS          7
 REGULATORY COMPLIANCE          11
THE BILTMORE FUNDS MANAGEMENT   11

 OFFICERS AND TRUSTEES          11
 FUND OWNERSHIP                  7
 TRUSTEES COMPENSATION          16
 TRUSTEE LIABILITY              17
INVESTMENT ADVISORY SERVICES     8

 ADVISER TO THE FUND            17
 ADVISORY FEES                  18
BROKERAGE TRANSACTIONS          19

OTHER SERVICES                  20

 FUND ADMINISTRATION            20
 CUSTODIAN AND PORTFOLIO
  RECORDKEEPER                  20
 TRANSFER AGENT                 21
 LEGAL SERVICES                 21



 INDEPENDENT AUDITORS           21
PURCHASING SHARES               21

 DISTRIBUTION PLAN (INVESTMENT
  SHARES ONLY)                  21
 CONVERSION TO FEDERAL FUNDS    23
EXCHANGING SECURITIES FOR FUND
SHARES                          23

DETERMINING NET ASSET VALUE     24

 USE OF THE AMORTIZED COST METHOD24
REDEEMING SHARES                26

 REDEMPTION IN KIND             27
MASSACHUSETTS BUSINESS TRUSTS   27

TAX STATUS                      28

 THE FUND'S TAX STATUS          28
 SHAREHOLDERS' TAX STATUS       28
YIELD                           29

EFFECTIVE YIELD                 30

PERFORMANCE COMPARISONS         30

FINANCIAL STATEMENTS            32



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
Shares of the Fund are offered in two classes, Institutional Shares and Investment Shares (individually and collectively referred to as "Shares," as the context may require). This Combined Statement of Additional Information relates to both classes of the above-mentioned Shares. Capitalized terms not otherwise defined in this Statement shall have the same meaning assigned in the prospectuses.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders.
TYPES OF INVESTMENTS
The Fund invests exclusively in money market instruments which mature in 397 days or less and which include, but are not limited to, high quality commercial paper and variable amount master demand notes, bank instruments, and U.S. government obligations.
The instruments of banks whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, and bankers' acceptances, are not necessarily guaranteed by that organization.
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by



     U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     o Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
     oFarmers Home Administration;
     oFederal Home Loan Banks;
     oFederal Home Loan Mortgage Corporation;
     oFederal National Mortgage Association;
     oGovernment National Mortgage Association; and
     oStudent Loan Marketing Association.


  BANK INSTRUMENTS
     In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Fund may invest in:
     oEurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;
     oEurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and



     oYankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.
RATINGS
An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1+ or A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
CREDIT ENHANCEMENT
The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.
The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.





INVESTMENT LIMITATIONS
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective, policies, and limitations or Declaration of Trust.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.



  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry. The Fund may invest 25% or more of the value of its total assets in cash or certain money market instruments, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
Except as noted, the above limitations cannot be changed without shareholder approval. The Fund does not consider the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of the investment limitation set forth above. The following investment limitations, however, may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.



  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities law, except for
     Section 4(2) commercial paper and other restricted securities determined to be liquid under criteria established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed income time deposits with maturities over seven days, and restricted securities which have not been determined to be liquid under criteria established by the Trustees.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.



  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. While it is the Fund's investment adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.



The Fund does not expect to borrow money in excess of 5% of the value of its net assets or invest in securities of closed-end investment companies during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment , to be "cash items." REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.


THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their addresses, birthdates, principal occupations and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee

Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director,



Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; Director, VF Corporation (apparel company); formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee

Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).





Charles S. Way, Jr.



200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee

President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA



February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly, Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary

Senior Corporate Counsel, Federated Investors.




FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding Shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 135,205,436 Shares (100%).



As of January 10. 1996, the following shareholders of record owned 5% or more of the outstanding Investment Shares of the Fund: Wachovia Brokerage Services, Winston-Salem, North Carolina, owned approximately 75,978,734 Shares (42.82%); Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 74,131,385 Shares (41.77%); and Wachovia Bank of Georgia, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 17,493,541 Shares (9.86%). TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX #


James A. Hanley,         $21,857           $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectuses.
For the fiscal years ended November 30, 1995, 1994 and 1993, the Adviser earned $1,299,430, $859,936, and $703,812, respectively, of which $894,267, $587,479, and $549,230, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce its expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid no brokerage commissions. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses.
For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund incurred administrative service costs of
$233,146, $170,963, and $183,805, respectively, of which $0, $46,534, and
$142,842, respectively, were voluntarily waived. In addition, for the fiscal years ended November 30, 1995, 1994 and 1993, Federated Administrative Services reimbursed $0, $52,852, and $67,462, respectively, in other Fund operating expenses.
CUSTODIAN AND PORTFOLIO RECORDKEEPER
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, Wachovia Bank of North Carolina, N.A. holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays Wachovia Bank of North Carolina, N.A. an annual fee based upon the average daily net assets of the



Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C. serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing Shares is explained in the respective prospectus under "Investing in Institutional Shares" and "Investing in Investment Shares."
DISTRIBUTION PLAN (INVESTMENT SHARES ONLY)
With respect to the Investment Shares class of the Fund, the Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the 1940 Act (the "1940 Act"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Investment Shares subject to the Plan. Such activities may include: the advertising and marketing of Investment Shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to Investment Shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions; wiring funds and receiving funds for Investment Share purchases and redemptions; confirming and reconciling all transactions; reviewing the activity in Fund accounts; providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Fund's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Investment Shares and prospective shareholders.
The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Investment Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.
For the fiscal years ended November 30, 1995, 1994 and 1993, brokers and administrators (financial institutions) received fees in the amount of $475,563, $127,921, and $20,582, respectively, pursuant to the Plan, of which $66,795, $31,980, and $5,145, respectively, were voluntarily waived.



CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks (as defined in the prospectus) act as the shareholder's agent in depositing checks and converting them to federal funds.
EXCHANGING SECURITIES FOR FUND SHARES

The Fund has no present intention of accepting securities in exchange for Shares. However, if the Fund should allow such exchanges, it will do so only upon the prior approval of the Fund and only upon a determination by the Fund and Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.



  TAX CONSEQUENCES
     If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the respective prospectus.
USE OF THE AMORTIZED COST METHOD
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.
Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.


The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as a part of the underlying instruments because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts," the Fund does not consider them to be separate investments for the purposes of its investment policies.
  MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
  INVESTMENT RESTRICTIONS
     The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in the Rule. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar-



     weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with the Rule.
     The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectus under "Redeeming Institutional Shares" and "Redeeming Investment Shares."



REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 of the 1940 Act, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.



In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
oderive less than 30% of its gross income from the sale of securities held less than three months;
oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and any short-term capital gains received as cash or additional Shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.
  CAPITAL GAINS
     Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.
YIELD

The Fund's yield for the seven-day period ended November 30, 1995, was 5.44% for Institutional Shares. The yield for Investment Shares was 5.04% for the same period.
The Fund calculates the yield for both classes of Shares daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
odetermining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares;
odividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and omultiplying the base period return by 365/7.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, the performance will be reduced for those shareholders paying those fees.



EFFECTIVE YIELD

The Fund's effective yield for the seven-day period ended November 30, 1995, was 5.59% for Institutional Shares. The effective yield for Investment Shares was 5.17% for the same period.
The Fund's effective yield for both classes of Shares is computed by compounding the unannualized base period return by:
oadding 1 to the base period return;
oraising the sum to the 365/7th power; and
osubtracting 1 from the result.
PERFORMANCE COMPARISONS

The performance of both classes of Shares depends upon such variables as: oportfolio quality;
oaverage portfolio maturity;
otype of instruments in which the portfolio is invested; .
ochanges in interest rates on money market instruments;
ochanges in the expenses of the Fund or of either class of Shares; and othe relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
oLIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any.



 From time to time, the Fund will quote its Lipper ranking in the "institutional money market instruments funds" and "money market instruments funds" categories in advertising and sales literature.
oBANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
oIBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis and, through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.
oMONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.
Advertisements and other sales literature for either class of Shares may quote total returns, which are calculated on standardized base periods. These total returns also represent the historic change in the value of an investment in either class of Shares based on the monthly reinvestment of dividends over a specified period of time.



FINANCIAL STATEMENTS

The financial statements for Biltmore Money Market Fund for the fiscal year ended November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of Biltmore Money Market Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.
Cusip 090297-10-2
Cusip 090297-20-1
2020203B (1/96)


Prospectus
January 31, 1996

The Institutional Shares of Biltmore Tax-Free Money Market Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

An investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share; there can be no assurance that the Fund will be able to do so.

The investment objective of the Fund is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity. The Fund pursues this investment objective by investing in a diversified portfolio of short-term municipal securities.

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board, or any other government agency.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

Biltmore Tax-Free
Money Market Fund
(A Portfolio of The Biltmore Funds)
Institutional Shares

The Fund has also filed a Combined Statement of Additional Information for
Institutional Shares   and Investment Shares, dated January 31, 1996, with the
Securities and Exchange Commission. The information contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, purchase Institutional Shares, or obtain other information, about the Fund by writing to the Fund or calling your Wachovia Bank (as defined herein) account officer.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WACHOVIA INVESTMENTS
MAKE YOURSELF COMFORTABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                     2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
     Acceptable Investments                                                    3
     Municipal Securities                                                      4
       Variable Rate Demand Notes                                              4
       Participation Interests                                                 4
       Municipal Leases                                                        4
     Investing in Securities of
       Other Investment Companies                                              4
     Credit Enhancement                                                        4



     Demand Features                                                           5
     Restricted and Illiquid Securities                                        5
     When-Issued and Delayed Delivery
       Transactions                                                            5
       Temporary Investments                                                   5
  Investment Risks                                                             5
  Investment Limitations                                                       6
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 6
  Management of the Trust                                                      6
     Board of Trustees                                                         6
     Investment Adviser                                                        6
       Advisory Fees                                                           6
       Adviser's Background                                                    6
  Distribution of Institutional Shares                                         7
  Administration of the Fund                                                   7
     Administrative Services                                                   7
---------------------------------------------------
NET ASSET VALUE                                                                7
---------------------------------------------------
INVESTING IN INSTITUTIONAL SHARES                                              7
Share Purchases                                                                7
  Through the Wachovia Banks                                                   7
  Via a Sweep Account                                                          8
Minimum Investment Required                                                    8
What Shares Cost                                                               8
Certificates and Confirmations                                                 8
Dividends                                                                      8



Capital Gains                                                                  8
---------------------------------------------------
EXCHANGES                                                                      8
---------------------------------------------------
REDEEMING INSTITUTIONAL SHARES                                                 9
  By Telephone                                                                 9
---------------------------------------------------
SHAREHOLDER INFORMATION                                                        9
Voting Rights                                                                  9
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        10
---------------------------------------------------
TAX INFORMATION                                                               10
State and Local Taxes                                                         11
---------------------------------------------------
PERFORMANCE INFORMATION                                                       11
---------------------------------------------------
OTHER CLASSES OF SHARES                                                       12
---------------------------------------------------
ADDRESSES                                                             BACK COVER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES

                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                               None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                    None
Contingent Deferred Sales Charge (as a percentage of original purchase price
or redemption proceeds, as applicable)                                                                    None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                       None
Exchange Fee                                                                                              None





                 ANNUAL INSTITUTIONAL SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver) (1)                                                                         0.04%
12b-1 Fees                                                                                                None
Other Expenses                                                                                            0.28%
          Total Institutional Shares Operating Expenses (after waiver) (2)                                0.32%





(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The Annual Institutional Shares Operating Expenses were 0.78% absent the voluntary waiver described above in Note 1.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Tax-Free Money Market Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in Institutional Shares."



EXAMPLE                                                           1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges
no redemption fees for Institutional Shares.                        $3         $10        $18        $41






THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      BILTMORE TAX-FREE MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
                              INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the period ended November 30, 1995, and on the following table for the periods presented, is included in the Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.



                                      Year Ended November 30,    1995       1994       1993       1992(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    1.00  $    1.00  $    1.00   $    1.00
Income from investment operations
  Net investment income                                             0.04       0.02       0.02        0.01
Less distributions
  Distributions from net investment income                         (0.04)     (0.02)     (0.02)      (0.01)
                                                               ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                 $    1.00  $    1.00  $    1.00   $    1.00
                                                               ---------  ---------  ---------  -----------
Total Return (b)                                                    3.59%      2.42%      2.30%       1.49%
Ratios to Average Net Assets
  Expenses                                                          0.32%      0.38%      0.29%       0.16%*
  Net investment income                                             3.55%      2.41%      2.28%       2.71%*
  Expense waiver/reimbursement (c)                                  0.46%      0.45%      0.60%       0.78%*
Supplemental Data
  Net assets, end of period (000 omitted)                        $80,274    $93,867    $59,269     $61,632





 * Computed on an annualized basis.

(a) Reflects operations for the period from May 20, 1992 (date of initial public investment) to November 30, 1992.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expenses and net investment income ratios shown above.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GENERAL INFORMATION


The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares of Biltmore Tax-Free Money Market Fund, Institutional Shares and Investment Shares. This prospectus relates only to Institutional Shares of the Fund.



Institutional Shares are offered only for purchase through the bank subsidiaries of Wachovia Corporation: Wachovia Bank of North Carolina, N.A., Wachovia Bank of Georgia, N.A., Wachovia Bank of South Carolina, N.A. (formerly known as The South Carolina National Bank), and their affiliates (collectively, the "Wachovia Banks"). Institutional Shares are offered only to accounts held by the Wachovia Banks in a fiduciary, advisory, agency, custodial, or similar capacity. The Fund offers a convenient means of accumulating an interest in a professionally-managed, diversified portfolio limited to short-term municipal securities. Investors should consult their account agreement with the Wachovia Banks for any applicable minimum investment.

The Fund attempts to stabilize the value of a share at $1.00. Institutional Shares are currently sold and redeemed at that price.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares).

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE




The investment objective of the Fund is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity. Interest income of the Fund that is exempt from federal regular income tax retains its tax-free status when distributed to the Fund's shareholders. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.


INVESTMENT POLICIES


The Fund pursues its investment objective by investing primarily in a diversified portfolio of short-term municipal securities maturing in 397 days or less. The average maturity of money market instruments in the Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.


ACCEPTABLE INVESTMENTS. The Fund invests primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

 .tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

 .bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

 .municipal commercial paper and other short-term notes;

 .variable rate demand notes;

 .municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

 .participation, trust and partnership interests in any of the foregoing obligations.

For further discussion of the instruments described above, consult the Fund's Combined Statement of Additional Information.

MUNICIPAL SECURITIES. Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.




Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.


Variable Rate Demand Notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a municipal interest rate index or a published interest rate. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features" in this prospectus. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.


Participation Interests. The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of the above.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having investment objectives and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser to the Fund will waive its investment advisory fee on assets invested in securities of open-end investment companies.


CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.


DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.




RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Temporary Investments. As a matter of fundamental investment policy, which cannot be changed without approval of shareholders, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. However, from time to time when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term temporary investments. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Municipal Securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment and if their deposits are insured by the Bank Insurance Fund or Savings Association Insurance Fund (which are administered by the FDIC); repurchase agreements (arrangements in which the organization is selling the Fund a temporary investment and agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and prime commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch and other short-term credit instruments.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, the Fund may purchase Municipal Securities, the interest on which is subject to the federal alternative minimum tax, in an amount not to exceed 20% of the total net assets of the Fund.

INVESTMENT RISKS

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and demand features, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

INVESTMENT LIMITATIONS

The Fund will not:

 .borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets; nor

 .with respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of one issuer (except cash, cash items, repurchase agreements collateralized by U.S. government securities and U.S. government obligations). The remaining 25% of its total assets may be invested in a single issuer if the investment adviser believes such a strategy is prudent.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

 .invest more than 5% of the value of its total assets in industrial revenue bonds where the payment of principal and interest is the responsibility of companies (or guarantors, if applicable) that have records of less than three years of continuous operations, including the operation of any predecessor.

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                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.





Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.50 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Funds for certain other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A. is a national banking association, which offers a broad range of financial services, including commercial and consumer loans, corporate, institutional and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


Wachovia Asset Management employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South



Carolina, N.A., have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser for The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina N.A. also serves as investment adviser to the Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company.


As part of their regular banking operations, the Wachovia Banks may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



     Maximum           Average Aggregate Daily Net
 Administrative        Assets of The Biltmore Funds
       Fee           and The Biltmore Municpal Funds
    .15 of 1%           on the first $250 million
   .125 of 1%            on the next $250 million
    .10 of 1%            on the next $250 million
   .075 of 1%      on assets in excess of $750 million





The administrative fee received during any fiscal year for the Fund and for each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

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--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund attempts to stabilize the net asset value of Institutional Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by adding the interest of the Institutional Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Institutional Shares in the liabilities of the Fund and those attributable to Institutional Shares, and dividing the remainder by the total number of Institutional Shares outstanding. The Fund, of course, cannot guarantee that its net asset value will always remain at $1.00 per share.

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                       INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Institutional Shares are sold on days on which the New York Stock Exchange and



Federal Reserve Wire System are open for business. Institutional Shares may be purchased by or through the Wachovia Banks. Texas residents must purchase, exchange, and redeem shares through Federated Securities Corp. at 1-800-618-8573. The Fund and the distributor reserve the right to reject any purchase request.

THROUGH THE WACHOVIA BANKS. To place an order to purchase Institutional Shares of the Fund, customers of the Wachovia Banks may telephone, send written instructions, or place the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, federal funds, or by debiting a customer's account with the Wachovia Banks. Orders are considered received after payment by check is converted into federal funds and received by the Wachovia Banks, normally the next business day. When payment is made with federal funds, the order is considered received when federal funds are received by the Wachovia Banks or available in the customer's account. Purchase orders must be communicated to the Wachovia Banks by 11:00 a.m. (Eastern Time) and payment by federal funds must be received by the Wachovia Banks before 4:00 p.m. (Eastern time) on the same day as the order to earn dividends for that day. Shares cannot be purchased on days on which the Wachovia Banks, the New York Stock Exchange, and the Federal Reserve Wire System are not open for business.

VIA A SWEEP ACCOUNT. If you are investing in the Fund as part of a Wachovia Bank sweep account program, automatic purchases and redemptions will be made by the



Wachovia Banks on your behalf pursuant to the sweep agreement you signed as part of your trust account with the Wachovia Banks.

MINIMUM INVESTMENT REQUIRED

Investors should consult their account agreement with the Wachovia Banks for any applicable minimum investment. Minimum investment requirements may vary under different sweep agreements.

WHAT SHARES COST

Institutional Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund.


The net asset value is determined at 12:00 noon and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


CERTIFICATES AND CONFIRMATIONS



As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Federated Services Company provides the Wachovia Banks, as shareholders of record, with detailed statements on a monthly basis that include account balances, information on each purchase or redemption, and a report of dividends paid during the month. These statements will serve as confirmations of all transactions in the shareholders' accounts for the statement period.

Investors purchasing through the Wachovia Banks will receive account statements from those institutions periodically as required by the relevant account agreement.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends will be reinvested on payment dates in additional Institutional Shares of the Fund unless cash payments are requested by writing to the Wachovia Banks.

CAPITAL GAINS

Capital gains, if any, could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   EXCHANGES

A shareholder may exchange Institutional Shares of one fund for Institutional Shares of any other fund that does not assess a sales charge on the basis of their respective net asset values by calling or writing to his account officer at the Wachovia Banks. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Institutional Shares purchased by check are eligible for exchange after the purchase check has cleared, which could take up to ten calendar days. The exchange feature applies to Institutional Shares of each fund that does not assess a sales charge as of the effective offering date of each fund's Institutional Shares.

Orders to exchange Institutional Shares of one fund for Institutional Shares of any of the other Biltmore Funds that do not assess a sales charge will be executed by redeeming the Institutional Shares owned at net asset value next determined after receipt of the order and purchasing Institutional Shares of any such other Biltmore Funds at the net asset value determined after the proceeds from such redemption become available. Orders for exchanges received by the Fund after 12:00 noon but prior to 4:00 p.m. (Eastern time) on any day the Trust is open for business will be executed at the price determined at 4:00 p.m. (Eastern time) that day. Orders for exchanges received after 4:00 p.m. (Eastern time) on any business day will be executed at the price determined at 12:00 noon (Eastern time) on the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege of any shareholder, provided the shareholder is given 60 days' written notice.

An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement imposed by the relevant account agreement. An exchange constitutes a sale for federal income tax purposes.

This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Before the exchange, a shareholder should review a prospectus of the fund for which the exchange is being made.

--------------------------------------------------------------------------------
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                         REDEEMING INSTITUTIONAL SHARES

The Fund redeems Institutional Shares at their net asset value next determined after the Wachovia Banks receive the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Requests for redemption can be made in person, by telephone or by writing to your account officer. If at any time the Fund shall deem it necessary to terminate or modify these methods of redemption, shareholders would be promptly notified.

BY TELEPHONE. A shareholder who is a customer of the Wachovia Banks may redeem Institutional Shares by telephoning his account officer. For calls received by the Wachovia Banks before 11:00 a.m. (Eastern time), proceeds will normally be wired the same day to the shareholder's account at the Wachovia Banks or a check will be sent to the address of record. Those Institutional Shares will not be entitled to the dividend declared that day. For calls received by the Wachovia Banks after 11:00 a.m. (Eastern time) proceeds will normally be wired or a check mailed the following business day. Those Institutional Shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS


Each Institutional Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owner of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the



Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

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--------------------------------------------------------------------------------

                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their advisory and custody agreements with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

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--------------------------------------------------------------------------------

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it will meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.


Shareholders will not be subject to the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.


The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, while the Fund has no present intention of purchasing any private activity bonds, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the 75% difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue and shareholders are urged to consult their own tax advisers.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield and tax-equivalent yield for Institutional Shares.




The yield of Institutional Shares represents the annualized rate of income earned on an investment in Institutional Shares over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in Institutional Shares is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield of the Institutional Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Institutional Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Institutional Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in Institutional Shares after reinvesting all distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

Yield, effective yield and tax-equivalent yield will be calculated separately for Institutional Shares and Investment Shares.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.





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--------------------------------------------------------------------------------
                            OTHER CLASSES OF SHARES


The Fund also offers another class of shares called Investment Shares. Investment Shares are sold to customers of the Wachovia Banks who are not eligible to purchase Institutional Shares and customers of Wachovia Investments, Inc. Investment Shares are subject to a minimum initial investment of $1,000. Investment Shares are sold at net asset value and are distributed pursuant to a Rule 12b-1 Plan adopted by the Trust, whereby the distributor is paid a maximum fee of 0.40 of 1% of the Investment Shares' average daily net assets. Institutional Shares are distributed without a 12b-1 Plan.


Financial institutions and brokers providing sales and/or administrative services may receive different compensation from one class of shares than from another class of shares.

The amount of dividends payable to Investment Shares will be less than those payable to Institutional Shares by the difference between class expenses and distribution expenses borne by shares of each respective class. The stated advisory fee is the same for both classes of shares.


To obtain more information and a prospectus for Investments Shares, investors may call 1-800-994-4414.


ADDRESSES

Biltmore Tax-Free Money Market Fund     Federated Investors Tower
     Institutional Shares     Pittsburgh, Pennsylvania 15222-3779

Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150

Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800




Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430

Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219

Biltmore Tax-Free Money Market Fund Prospectus
Institutional Shares
A Diversified Portfolio of The Biltmore Funds
An Open-End, Management Investment Company

       Cusip 090297300
January 31, 1996              2020206A-I&R (1/96)
822-18 (1/96)



                      BILTMORE TAX-FREE MONEY MARKET FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                             INSTITUTIONAL SHARES
                               INVESTMENT SHARES
                 COMBINED STATEMENT OF ADDITIONAL INFORMATION
   This Combined Statement of Additional Information should be read with the respective prospectus for Institutional Shares and Investment Shares of Biltmore Tax-Free Money Market Fund (the "Fund"), a portfolio in The



   Biltmore Funds (the "Trust"), dated January 31, 1996. This Combined Statement is not a prospectus itself. To receive a copy of either prospectus, write to the Fund, call The Biltmore Service Center toll-free at 1-800-994-4414, or contact your Wachovia Bank account officer.
   Federated Investors Tower
   Pittsburgh, Pennsylvania 15222-3779
                         Statement dated January 31, 1996

FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS




GENERAL INFORMATION ABOUT THE FUND2

INVESTMENT OBJECTIVE AND POLICIES2

 ACCEPTABLE INVESTMENTS          2
 RATINGS                         4
 WHEN-ISSUED AND DELAYED
  DELIVERY TRANSACTIONS          2
 REVERSE REPURCHASE AGREEMENTS   4
 CREDIT ENHANCEMENT              5
 TEMPORARY INVESTMENTS           5
 INVESTMENT RISKS                6
 INVESTMENT LIMITATIONS          7
 REGULATORY COMPLIANCE          11
THE BILTMORE FUNDS MANAGEMENT   11

 OFFICERS AND TRUSTEES          11
 FUND OWNERSHIP                  7
 TRUSTEES COMPENSATION           7
 TRUSTEE LIABILITY              16
INVESTMENT ADVISORY SERVICES     8

 ADVISER TO THE FUND            17
 ADVISORY FEES                  18
BROKERAGE TRANSACTIONS          19

OTHER SERVICES                  20

 FUND ADMINISTRATION            20
 CUSTODIAN AND PORTFOLIO
  RECORDKEEPER                  20



 TRANSFER AGENT                 21
 LEGAL SERVICES                 21
 INDEPENDENT AUDITORS           21
PURCHASING SHARES               21

 DISTRIBUTION PLAN (INVESTMENT
  SHARES ONLY)                  21
 CONVERSION TO FEDERAL FUNDS    23
EXCHANGING SECURITIES FOR FUND
SHARES                          23

DETERMINING NET ASSET VALUE     24

 USE OF THE AMORTIZED COST METHOD24
REDEEMING SHARES                26

 REDEMPTION IN KIND             27
MASSACHUSETTS BUSINESS TRUSTS   27

TAX STATUS                      28

 THE FUND'S TAX STATUS          28
YIELD                           29

TAX-EQUIVALENT YIELD            29

 TAX-EQUIVALENCY TABLE          30
EFFECTIVE YIELD                 31

PERFORMANCE COMPARISONS         31

FINANCIAL STATEMENTS            33




GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
Shares of the Fund are offered in two classes, Institutional Shares and Investment Shares (individually and collectively referred to as "Shares," as the context may require). This Combined Statement of Additional Information relates to both classes of the above-mentioned Shares. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectuses.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). The Fund invests primarily in Municipal Securities maturing in 397 days or less.
  CHARACTERISTICS
     When determining whether a Municipal Security presents minimal credit risks, the Fund's investment adviser considers the creditworthiness of 1) the issuer of a Municipal Security, 2) the issuer of a demand feature if the Fund has the unconditional right to demand payment for the Municipal Securities, or 3) any guarantor of payment by either of those issuers.
The Fund is not required to sell a Municipal Security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security. The Board of Trustees (the "Trustees") and the Fund's investment adviser consider this event, however, in their determination of whether the Fund should continue to hold the security in its portfolio. If ratings made by Moody's Investors Service, Standard & Poor's Ratings Group or Fitch Investor's Service, Inc. change because of changes in those organizations or in their rating systems, the Fund will attempt to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectuses.
  MUNICIPAL LEASES
     The Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit-enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.



RATINGS
An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1+ or A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
CREDIT ENHANCEMENT
The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.
The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.
TEMPORARY INVESTMENTS
The Fund may also invest in high quality temporary investments or cash from time to time for temporary defensive purposes. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Fund's yield.



  REPURCHASE AGREEMENTS
     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
From time to time, such as when suitable Municipal Securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amounts of assets in Municipal Securities and thereby reduce the Fund's yield.
INVESTMENT RISKS
Litigation or legislation could affect the validity of certain Municipal Securities or their tax-free interest. For example, litigation challenging the validity of systems of financing public education has been initiated or adjudicated in a number of states. The Fund will not investigate such legislation or litigation unless it deems it necessary to do so. To the extent that litigation or legislation has an adverse effect on the ratings as ascribed to a particular Municipal Security, there is some protection to the Fund's shareholders from the Fund's policy of buying only highly-rated securities. INVESTMENT LIMITATIONS
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities secured by real estate or interests in real estate.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.



  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued Municipal Securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies and limitations.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies and instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. However, the Fund may invest, as temporary investments, more than 25% of the value of its assets in cash or certain money market instruments, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements.
Except as noted, the above limitations cannot be changed without shareholder approval. The Fund does not consider the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of the investment limitation set forth above. The following investment limitations may be changed by Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. While it is the adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities law, except for restricted securities determined to be liquid under criteria established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, and restricted securities which have not been determined to be liquid under criteria established by the Trustees.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where payment of principal and interest is the responsibility of companies (or, in the alternative, guarantors, where applicable) which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN MINERALS
     The Fund will not purchase oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.



The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.
The Fund does not expect to borrow money in excess of 5% of the value of its net assets or invest in securities of closed-end investment companies during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items." REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their addresses, birthdates, principal occupations and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director,



Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; Director, VF Corporation (apparel company); formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.





D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee

Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).


Charles S. Way, Jr.



200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee

President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA



February 27, 1960

Vice President and Assistant Treasurer
Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly, Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary

Senior Corporate Counsel, Federated Investors.




FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 92,469,125 Shares (100%).



As of January 10, 1996, the following shareholders of record owned 5% or more of the outstanding Investment Shares of the Fund: Wachovia Bank of South Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 21,232,880 Shares (31.35%); Wachovia Brokerage Services, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 18,294,651 Shares (27.01%); Wachovia Bank of Georgia, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 16,302,782 Shares (24.07%) and Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 11,891,705 Shares (17.56%).
TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX #


James A. Hanley,         $21,857           $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex




D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.



The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectuses.
For the fiscal years ended November 30, 1995, 1994 and 1993, the Adviser earned $713,058, $620,752, and $380,443, respectively, of which $658,480, $463,428, and $297,388, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce its expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid no brokerage commissions. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses.
For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund incurred administrative service costs of
$128,145, $124,799, and $100,161, respectively, of which $0, $31,039, and
$79,813, respectively, were voluntarily waived. In addition, for the fiscal years ended November 30, 1995, 1994 and 1993, Federated Administrative Services reimbursed $0, $57,028, and $61,079, respectively, in other Fund operating expenses.
CUSTODIAN AND PORTFOLIO RECORDKEEPER
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, Wachovia Bank of North Carolina, N.A. holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays Wachovia Bank of North Carolina, N.A. an annual fee based upon the average daily net assets of the



Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C. serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing Shares is explained in the respective prospectus under "Investing in Institutional Shares" and "Investing in Investment Shares."
DISTRIBUTION PLAN (INVESTMENT SHARES ONLY)
With respect to the Investment Shares class of the Fund, the Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the 1940 Act (the "1940 Act"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Investment Shares subject to the Plan. Such activities may include: the advertising and marketing of Investment Shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to Investment Shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Fund's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Investment Shares and prospective shareholders.
The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of Investment Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.
For the fiscal years ended November 30, 1995, 1994 and 1993, brokers and administrators (financial institutions) received fees in the amount of $217,651, $139,886, and $59,172, respectively, pursuant to the Plan, of which $35,392 $34,972, and $14,792, respectively were voluntarily waived.



CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks (as defined in the prospectus) act as the shareholder's agent in depositing checks and converting them to federal funds.
EXCHANGING SECURITIES FOR FUND SHARES

The Fund has no present intention of accepting securities in exchange for Shares. However, if the Fund should allow such exchanges, it will do so only upon the prior approval of the Fund and only upon a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.



  TAX CONSEQUENCES
     If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the respective prospectus.
USE OF THE AMORTIZED COST METHOD
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.
Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.


The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as a part of the underlying instruments, because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts," the Fund does not consider them to be separate investments for the purposes of its investment policies.
  MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
  INVESTMENT RESTRICTIONS
     The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSROs. If the instruments are not rated, the Trustees must determine that they are of comparable quality.



     The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with the Rule.
     The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund, computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectus under "Redeeming Institutional Shares" and "Redeeming Investment Shares."
REDEMPTION IN KIND
Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 of the 1940 Act, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.



YIELD

The Fund's yield for the seven-day period ended November 30, 1995, was 3.42% for Institutional Shares. The yield for Investment Shares was 3.02% for the same period.
The Fund calculates its yield for both classes of Shares daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
o determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares;
o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
o multiplying the base period return by (365/7).
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, the performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Fund's effective yield for the seven-day period ended November 30, 1995, was 5.04% for Institutional Shares. The effective yield for Investment Shares was 4.45% for the same period.
The tax-equivalent yield for both classes of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 31% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.


TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.
                       Tax-Free Yield vs. Taxable Yield


               FEDERAL INCOME TAX BRACKET:

           15.00%28.00%   31.00%    36.00%                  39.60%

     Joint       $1-    $39,001 - $94,251 - $143,601 -   OVER
    Return      39,000    94,250   143,600   256,500   256,500

    Single Return$1-    $23,351 - $56,551 - $117,951 -   OVER
                23,350    56,550   117,950   256,500   $256,500
      Tax-Exempt
           Yield                Taxable Yield Equivalent
       2.50%2.94%3.47%     3.62%     2.91%                   4.14%
       3.00%3.53%4.17%     4.35%     4.69%                   4.97%
       3.50%4.12%4.86%     5.07%     5.47%                    5.79%
       4.00%4.71%5.56%     5.80%     6.25%                    6.62%



       4.50%5.29%6.25%     6.52%     7.03%                    7.45%
       5.00%5.88%6.94%     7.25%     7.81%                    8.28%
       5.50%6.47%7.64%     7.97%     8.59%                    9.11%
       6.00%7.06%8.33%     8.70%     9.38%                    9.93%
Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.
The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.
*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.
EFFECTIVE YIELD

The Fund's effective yield for the seven-day period ended November 30, 1995, was 3.48% for Institutional Shares. The effective yield for Investment Shares was 3.07% for the same period.
The Fund's effective yield for both classes of Shares is computed by compounding the unannualized base period return by:
o adding 1 to the base period return;
o raising the sum to the 365/7th power; and
o subtracting 1 from the result.


PERFORMANCE COMPARISONS

The performance of both classes of Shares depends upon such variables as:
o     portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates on money market instruments;



o changes in the expenses of the Fund of either class of Shares; and
o the relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "institutional tax exempt money market funds" and "tax exempt money market funds" categories in advertising and sales literature.
o SALOMON BROTHERS SIX-MONTH PRIME MUNI NOTEs is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly.
o SALOMON BROTHERS ONE-MONTH TAX-EXEMPT COMMERCIAL PAPER is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc. also tracks this Salomon Brothers index.
o MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.



o IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis and, through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.
Advertisements and other sales literature for either class of Shares may quote total returns, which are calculated on standardized base periods. These total returns also represent the historic change in the value of an investment in either class of Shares based on the monthly reinvestment of dividends over a specified period of time.
FINANCIAL STATEMENTS

The financial statements for Biltmore Tax-Free Money Market Fund for the fiscal year ended November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of Biltmore Tax-Free Money Market Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.

Cusip 090297-30-0
Cusip 090297-40-9





Prospectus
January 31, 1996

The Institutional Shares of Biltmore U.S. Treasury Money Market Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end, management investment company (a mutual fund).

An investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share; there can be no assurance that the Fund will be able to do so.

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The Fund seeks to achieve its objective by investing in a portfolio of short-term U.S. Treasury obligations with an average maturity of 90 days or less.

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

Biltmore
U.S. Treasury Money Market Fund
(A Portfolio of The Biltmore Funds)
Institutional Shares
The Fund has also filed a Combined Statement of Additional Information for Institutional Shares and Investment Shares, dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, purchase Institutional Shares, or obtain other information about the Fund by writing to the Fund or calling your Wachovia Bank (as defined herein) account officer.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WACHOVIA INVESTMENTS
MAKE YOURSELF COMFORTABLE

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--------------------------------------------------------------------------------



                               TABLE OF CONTENTS



---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1


---------------------------------------------------



FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                     2


---------------------------------------------------



GENERAL INFORMATION                                                            3


---------------------------------------------------



INVESTMENT INFORMATION                                                         3



Investment Objective                                                           3



Investment Policies                                                            3
  Acceptable Investments                                                       3



  Repurchase Agreements                                                        3



  Investing in Securities of



     Other Investment Companies                                                4



  When-Issued and Delayed Delivery



     Transactions                                                              4



  Lending of Portfolio Securities                                              4



Investment Limitation                                                          4


---------------------------------------------------


THE BILTMORE FUNDS INFORMATION                                                 4



Management of the Trust                                                        4



  Board of Trustees                                                            4



  Investment Adviser                                                           4



     Advisory Fees                                                             5



     Adviser's Background                                                      5



Distribution of Institutional Shares                                           5



Administration of the Fund                                                     5

  Administrative Services                                                      5



---------------------------------------------------


NET ASSET VALUE                                                                6

---------------------------------------------------
INVESTING IN INSTITUTIONAL SHARES                                              6
Share Purchases                                                                6
  Through the Wachovia Banks                                                   6
  Via a Sweep Account                                                          6
Minimum Investment Required                                                    6
What Shares Cost                                                               6
Certificates and Confirmations                                                 6
Dividends                                                                      7
Capital Gains                                                                  7
---------------------------------------------------
EXCHANGES                                                                      7
---------------------------------------------------

REDEEMING INSTITUTIONAL SHARES                                                 7

  By Telephone                                                                 8
---------------------------------------------------
SHAREHOLDER INFORMATION                                                        8
Voting Rights                                                                  8
---------------------------------------------------
EFFECT OF BANKING LAWS                                                         8
---------------------------------------------------
TAX INFORMATION                                                                9
---------------------------------------------------
PERFORMANCE INFORMATION                                                        9
---------------------------------------------------
OTHER CLASSES OF SHARES                                                        9
---------------------------------------------------

ADDRESSES                                                             BACK COVER


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                            SUMMARY OF FUND EXPENSES



                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                            None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                                  None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)                                                None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                    None
Exchange Fee                                                                                           None



                 ANNUAL INSTITUTIONAL SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                     0.10%
12b-1 Fees                                                                                             None
Other Expenses                                                                                        0.22%
          Total Institutional Shares Operating Expenses (after waiver) (2)                            0.32%



(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.



(2) The Annual Institutional Shares Operating Expenses would have been 0.72% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the U.S. Treasury Money Market Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in Institutional Shares."

Example                                                             1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges
no redemption fees for Institutional Shares.                          $3         $10        $18        $41



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                    BILTMORE U.S. TREASURY MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
                              INSTITUTIONAL SHARES



                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young LLP, the Fund's independent Auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                            Year Ended November 30,    1995       1994       1993       1992(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    1.00  $    1.00  $    1.00   $    1.00
Income from investment operations
  Net investment income                                                   0.06       0.04       0.03        0.02
Less distributions
  Distributions from net investment income                               (0.06)     (0.04)     (0.03)      (0.02)
                                                                     ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                       $    1.00  $    1.00  $    1.00   $    1.00
                                                                     ---------  ---------  ---------  -----------
Total Return (b)                                                          5.66%      3.70%      2.91%       1.90%
Ratios to Average Net Assets
  Expenses                                                                0.32%      0.36%      0.28%       0.17%*
  Net investment income                                                   5.54%      3.72%      2.87%       3.24%*
  Expense waiver/reimbursement (c)                                        0.40%      0.51%      0.63%       0.71%*
Supplemental Data
  Net assets, end of period (000 omitted)                             $214,356    $87,531     $65,353    $55,408



  *Computed on an annualized basis.


(a) Reflects operations for the period from May 7, 1992 (date of initial public investment) to November 30, 1992.


(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              GENERAL INFORMATION


The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares of Biltmore U.S. Treasury Money Market Fund, Institutional Shares and Investment Shares. This prospectus relates only to Institutional Shares of the Fund.

Institutional Shares are offered only for purchase through the bank subsidiaries of Wachovia Corporation: Wachovia Bank of North Carolina, N.A., Wachovia Bank of Georgia, N.A., Wachovia Bank of South Carolina, N.A. and their affiliates (collectively, the "Wachovia Banks"). Institutional Shares are offered only to accounts held by the Wachovia Banks in a fiduciary, advisory, agency, custodial, or similar capacity. The Fund offers a convenient means of participating in a professionally-managed, diversified portfolio limited to short-term U.S. Treasury obligations. Investors should consult their account agreement with the Wachovia Banks for any applicable minimum investment.

The Fund attempts to stabilize the value of a share at $1.00. Institutional Shares are currently sold and redeemed at that price.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, and Biltmore Tax-Free Money Market Fund (Institutional and Investment Shares).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. This investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.


INVESTMENT POLICIES


The Fund pursues its investment objective by investing in a portfolio of short-term U.S. Treasury obligations which are issued by the U.S. government, and are fully guaranteed as to payment of principal and interest by the United States. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.


ACCEPTABLE INVESTMENTS. The Fund invests only in U.S. Treasury obligations maturing in 397 days or less. The average maturity of the U.S. Treasury obligations in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

As a matter of investment practice, which can be changed without shareholder approval, repurchase agreements providing for settlement in more than seven days after notice, along with illiquid obligations, will be limited to not more than 10% of the Fund's net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having investment objectives and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser to the Fund will waive its investment advisory fee on assets invested in securities of open-end investment companies.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. Treasury securities equal to at least 100% of the value of the securities loaned at all times.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT LIMITATION

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow in amounts up to one-third of the value of its total assets. This investment limitation cannot be changed without shareholder approval.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Board of Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.

ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to
 .50 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A. is a national banking association, which offers a broad range of financial services, including commercial and consumer loans, corporate, institutional and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


Wachovia Asset Management employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A., have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A. also serves as investment adviser to the Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds
     .15 of 1%            on the first $250 million
    .125 of 1%             on the next $250 million
     .10 of 1%             on the next $250 million
    .075 of 1%       on assets in excess of $750 million


The administrative fee received during any fiscal year for the Fund and for each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund attempts to stabilize the net asset value of Institutional Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by adding the interest of the shares in the value of all securities and other assets of the Fund, subtracting the interest of the Institutional Shares in liabilities of the Fund and those attributable to Institutional Shares, and dividing the remainder by the total number of Institutional Shares outstanding. The Fund, of course, cannot guarantee that its net asset value will always remain at $1.00 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Institutional Shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Institutional Shares may be purchased by or through the Wachovia Banks. Texas residents must purchase, exchange, and redeem shares through Federated Securities Corp. at 1-800-618-8573. The Fund and the distributor reserve the right to reject any purchase request.
THROUGH THE WACHOVIA BANKS. To place an order to purchase Institutional Shares of the Fund, customers of the Wachovia Banks may telephone, send written instructions, or place the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, federal funds, or by debiting a customer's account with the Wachovia Banks. Orders are considered received after payment by check is converted into federal funds and received by the Wachovia Banks, normally the next business day. When payment is made with federal funds, the order is considered received when federal funds are received by the Wachovia Banks or available in the customer's account. Purchase orders must be communicated to the Wachovia Banks by 11:00 a.m. (Eastern time) and payment by federal funds must be received by the Wachovia Banks before 4:00 p.m. (Eastern time) on the same day as the purchase order in order to earn dividends for that day. Institutional Shares cannot be purchased on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.

VIA A SWEEP ACCOUNT. If you are investing in the Fund as part of a Wachovia Bank sweep account program, automatic purchases and redemptions will be made by the Wachovia Bank on your behalf pursuant to the sweep agreement you signed as part of your trust account with the Wachovia Banks.

MINIMUM INVESTMENT REQUIRED

Investors should consult their account agreement with the Wachovia Banks for any applicable minimum investment. Minimum investment requirements may vary under different sweep agreements.

WHAT SHARES COST

Institutional Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund.


The net asset value is determined at 12:00 noon and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless required in writing to the Fund. Federated
Services Company provides the Wachovia Banks, as shareholders of record, with detailed statements on a monthly basis that include account balances, information on each purchase or redemption, and a report of dividends paid during the month. These statements will serve as confirmations of all transactions in the shareholders' accounts for the statement period.

Investors purchasing through the Wachovia Banks will receive account statements from those institutions periodically as required by the relevant account agreement.

DIVIDENDS
Dividends are declared daily and paid monthly. Dividends will be reinvested on payment dates in additional Institutional Shares of the Fund unless cash payments are requested by writing to the Wachovia Banks.

CAPITAL GAINS

Capital gains, if any, could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXCHANGES

A shareholder may exchange Institutional Shares of one fund for Institutional Shares of any other fund that does not assess a sales charge on the basis of their respective net asset values by calling or writing to his account officer at the Wachovia Banks. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Institutional Shares purchased by check are eligible for exchange after the purchase check has cleared, which could take up to ten calendar days. The exchange feature applies to Institutional Shares of each fund that does not assess a sales charge as of the effective offering date of each fund's Institutional Shares.

Orders to exchange Institutional Shares of one fund for Institutional Shares of any of the other Biltmore Funds that do not assess a sales charge will be executed by redeeming the Institutional Shares owned at net asset value next determined after receipt of the order and purchasing Institutional Shares of any such other Biltmore Funds at the net asset value determined after the proceeds from such redemption become available. Orders for exchanges received by the Fund after 12:00 noon but prior to 4:00 p.m. (Eastern time) on any day the Trust is open for business will be executed at the price determined at 4:00 p.m. (Eastern time) that day. Orders for exchanges received after 4:00 p.m. (Eastern time) on any business day will be executed at the price determined at 12:00 noon (Eastern time) on the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege of any shareholder, provided the shareholder is given 60 days' written notice.

An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement imposed by the relevant account agreement. An exchange constitutes a sale for federal income tax purposes.

This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Before the exchange, a shareholder should review a prospectus of the fund for which the exchange is being made.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         REDEEMING INSTITUTIONAL SHARES

The Fund redeems Institutional Shares at their net asset value next determined after the Wachovia Banks receive the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Requests for redemption can be made in person, by telephone, or by writing to your account officer. If at any time the Fund shall determine it necessary to terminate or modify any of these methods of redemption, shareholders would be promptly notified.

BY TELEPHONE. A shareholder who is a customer of the Wachovia Banks may redeem Institutional Shares by telephoning his account officer. For calls received by the Wachovia Banks before 11:00 a.m. (Eastern time) proceeds will normally be wired the same day to the shareholder's account at the Wachovia Banks or a check will be sent to the address of record. Those shares will not be entitled to the dividend declared that day. For calls received by the Wachovia Banks after 11:00 a.m. (Eastern time) proceeds will normally be wired or a check mailed the following business day. Those shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be paid or credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION

VOTING RIGHTS


Each Institutional Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owner of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their advisory and custody agreements with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it will meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Dividends of the Fund representing net interest income on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

Unless otherwise exempt, shareholders will be subject to federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield and effective yield for Institutional Shares.

The yield of Institutional Shares represents the annualized rate of income earned on an investment in Institutional Shares over a seven-day period. It is the annualized dividends earned during the period on the investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield but, when annualized, the income earned by an investment in Institutional Shares is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in Institutional Shares after reinvesting all distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OTHER CLASSES OF SHARES


The Fund also offers another class of shares called Investment Shares. Investment Shares are sold to customers of the Wachovia Banks who are not eligible to purchase Institutional Shares and customers of Wachovia Investments, Inc. Investment Shares are subject to a minimum initial investment of $1,000. Investment Shares are sold at net asset value and are distributed pursuant to a Rule 12b-1 Plan adopted by the Trust, whereby the distributor is paid a maximum fee of 0.40 of 1% of the Investment Shares' average daily net assets. Institutional Shares are distributed without a Rule 12b-1 Plan.

Financial institutions and brokers providing sales and/or administrative services may receive different compensation from one class of shares than from another class of shares.

The amount of dividends payable to Institutional Shares will be greater than those payable to Investment Shares by the difference between class expenses and distribution expenses borne by shares of each respective class. The stated advisory fee is the same for both classes of shares of the Fund.


To obtain more information and a prospectus for Investments Shares, investors may call 1-800-994-4414.


[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]
ADDRESSES

Biltmore U.S. Treasury Money Market Fund     Federated Investors Tower
     Institutional Shares     Pittsburgh, Pennsylvania 15222-3779

Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150

Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430

Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219

Biltmore U.S. Treasury Money Market Fund Prospectus
Institutional Shares
A Diversified Portfolio of The Biltmore Funds
An Open-End, Management Investment Company

         Cusip 090297706
January 31, 1996           2020205A-IS (1/96)
822-17 (1/96)


                   BILTMORE U.S. TREASURY MONEY MARKET FUND
                     (A PORTFOLIO OF THE BILTMORE FUNDS)
                             INSTITUTIONAL SHARES
                              INVESTMENT SHARES
                 COMBINED STATEMENT OF ADDITIONAL INFORMATION
   This Combined Statement of Additional Information should be read with the respective prospectus for the Institutional Shares and Investment Shares of Biltmore U.S. Treasury Money Market Fund (the "Fund"), a portfolio in The Biltmore Funds (the "Trust"), dated January 31, 1996. This Combined Statement is not a prospectus itself. To receive a copy of either prospectus, write to the Fund, call The Biltmore Service Center toll-free at 1-800-994-4414, or contact your Wachovia Bank account officer.
   Federated Investors Tower
   Pittsburgh, Pennsylvania 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND3

INVESTMENT OBJECTIVE AND POLICIES3

 TYPES OF INVESTMENTS            3
 WHEN-ISSUED AND DELAYED
  DELIVERY TRANSACTIONS          3
 REPURCHASE AGREEMENTS           4
 REVERSE REPURCHASE AGREEMENTS   4
 INVESTMENT LIMITATIONS          5
 REGULATORY COMPLIANCE           8
THE BILTMORE FUNDS MANAGEMENT    9

 OFFICERS AND TRUSTEES           9
 FUND OWNERSHIP                 13
 TRUSTEES COMPENSATION           6
 TRUSTEE LIABILITY              13
INVESTMENT ADVISORY SERVICES    15

 ADVISER TO THE FUND            15
 ADVISORY FEES                   7
BROKERAGE TRANSACTIONS          16

OTHER SERVICES                  17

 FUND ADMINISTRATION            17
 CUSTODIAN AND PORTFOLIO
  RECORDKEEPER                   8
 TRANSFER AGENT                 18
 LEGAL SERVICES                 18
 INDEPENDENT AUDITORS           18



PURCHASING SHARES               19

 DISTRIBUTION PLAN (INVESTMENT
  SHARES ONLY)                  19
 CONVERSION TO FEDERAL FUNDS    20
EXCHANGING SECURITIES FOR FUND
SHARES                          20

DETERMINING NET ASSET VALUE     21

 USE OF THE AMORTIZED COST METHOD21
REDEEMING SHARES                24

 REDEMPTION IN KIND             24
MASSACHUSETTS BUSINESS TRUSTS   24

TAX STATUS                      25

 THE FUND'S TAX STATUS          25
 SHAREHOLDERS' TAX STATUS       26
YIELD                           26

EFFECTIVE YIELD                 27

PERFORMANCE COMPARISONS         27

FINANCIAL STATEMENTS            29



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
Shares of the Fund are offered in two classes, Institutional Shares and Investment Shares (individually and collectively referred to as "Shares," as the context may require). This Combined Statement of Additional Information relates to both classes of the above-mentioned Shares. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders.
TYPES OF INVESTMENTS
The Fund invests only in short-term U.S. Treasury obligations which mature in 397 days or less.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trust's Board of Trustees (the "Trustees"). REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.



When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.


INVESTMENT LIMITATIONS
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.



  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government securities, including repurchase agreements, permitted by its investment objective and policies.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. Treasury securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
Except as noted, the above limitations cannot be changed without shareholder approval. The Fund does not consider the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of the investment limitation set forth above. The following limitations may be changed without shareholder approval. Shareholders will be notified before any material change in those limitations becomes effective.
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. While it is the Fund's investment adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.
  INVESTING IN MINERALS
     The Fund will not purchase oil, gas, or other mineral exploration or development programs or leases.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.



Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.
The Fund does not expect to borrow money, pledge securities, or invest in reverse repurchase agreements in excess of 5% of the value of its net assets, or invest in securities of closed-end investment companies, during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items." REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.





THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their addresses, birthdates, principal occupations and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929




Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; Director, VF Corporation (apparel company); formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee



Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).





Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee

President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated



Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly, Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary

Senior Corporate Counsel, Federated Investors.



FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 204,974,176 Shares (100%).


As of January 10, 1996, the following shareholders of record owned 5% or more of the outstanding Investment Shares of the Fund: Wachovia Brokerage Services, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 38,640,379 Shares (46.24%); Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 24,177,588 Shares (28.93%); and Wachovia Bank of Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 17,745,124 Shares (21.24%).
TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX #


James A. Hanley,         $21,857           $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other



Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.



INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks or their affiliates' lending relationships with an issuer.


ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectuses.
For the fiscal years ended November 30, 1995, 1994 and 1993, the Adviser earned $1,060,343, $501,363, and $333,904, respectively, of which $845,641,
$432,458, and $276,657, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATION
     The Adviser has undertaken to comply with the expense limitation established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce its expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid no brokerage commissions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectuses.
For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund incurred administrative service costs of



$190,189, $98,959, and $88,313, respectively, of which $0, $25,319, and
$71,133, respectively, were voluntarily waived. In addition, for the fiscal years ended November 30, 1995, 1994 and 1993, Federated Administrative Services reimbursed $0, $57,893, and $55,602, respectively, of other Fund operating expenses.


CUSTODIAN AND PORTFOLIO RECORDKEEPER
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, Wachovia Bank of North Carolina, N.A. holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays Wachovia Bank of North Carolina, N.A. an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C. serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania.



PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing Shares is explained in the respective prospectus under "Investing in Institutional Shares" and "Investing in Investment Shares."
DISTRIBUTION PLAN (INVESTMENT SHARES ONLY)
With respect to the Investment Shares class of the Fund, the Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "1940 Act"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Investment Shares subject to the Plan. Such activities may include: the advertising and marketing of Investment Shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to Investment Shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions; wiring funds and receiving funds for Investment Share purchases and redemptions; confirming and reconciling all transactions; reviewing the activity in Fund accounts and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Fund's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Investment Shares and prospective shareholders.
The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of Investment Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.
For the fiscal years ended November 30, 1995, 1994 and 1993, brokers and administrators (financial institutions) received fees in the amount of $295,596, $104,760 and $11,831, respectively, of which $45,636, $26,139 and
$2,966, respectively, were voluntarily waived pursuant to the Plan.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholder's agent in depositing checks and converting them to federal funds.
EXCHANGING SECURITIES FOR FUND SHARES

The Fund has no present intention of accepting securities in exchange for Shares. However, if the Fund should allow such exchanges, it will do so only upon the prior approval of the Fund and only upon a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
  TAX CONSEQUENCES
     If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the respective prospectuses.
USE OF THE AMORTIZED COST METHOD
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the 1940 Act.



Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.
Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.
The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as a part of the underlying instruments, because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts," the Fund does not consider them to be separate investments for the purposes of its investment policies.
  MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than
     0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
  INVESTMENT RESTRICTIONS
     The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with the Rule.
     The Trust may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectus under "Redeeming Institutional Shares" and "Redeeming Investment Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.



SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and any short-term capital gains received as cash or additional Shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.
  CAPITAL GAINS
     Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.
YIELD

The Fund's yield for the seven-day period ended November 30, 1995, was 3.42% for Institutional Shares. The yield for Investment Shares was 3.02% for the same period.
The Fund calculates its yield for both classes of Shares daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
o determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares;
o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
o multiplying the base period return by (365/7).



To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, the performance will be reduced for those shareholders paying those fees.
EFFECTIVE YIELD

The Fund's effective yield for the seven-day period ended November 30, 1995, was 3.48% for Institutional Shares. The effective yield for Investment Shares was 3.07% for the same period.
The Fund's effective yield for both classes of Shares is computed by compounding the unannualized base period return by:
o adding 1 to the base period return;
o raising the sum to the 365/7th power; and
o subtracting 1 from the result.


PERFORMANCE COMPARISONS

The performance of both classes of Shares depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates on money market instruments;
o changes in the expenses of the Fund or of either class of Shares; and
o the relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in the offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "institutional short-term U.S. Treasury funds" and "short-term U.S. Treasury funds" categories in advertising and sales literature.
o MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.
o BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.



o IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis and, through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.
Advertisements and other sales literature for either class of Shares may quote total returns, which are calculated on standardized base periods. Those total returns also represent the historic change in the value of an investment in either class of Shares based on the monthly reinvestment of dividends over a specified period of time.
FINANCIAL STATEMENTS

The financial statements for Biltmore U.S. Treasury Money Market Fund for the fiscal year ended November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of Biltmore U.S. Treasury Money Market Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.
Cusip 090297-70-6
Cusip 090297-40-9
2020205B (1/96)



Prospectus
January 31, 1996

The Institutional Shares of Biltmore Prime Cash Management Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

An investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share; there can be no assurance that the Fund will be able to do so.

The Fund is a money market fund which invests in money market instruments to provide current income consistent with stability of principal and liquidity.

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

Biltmore
Prime Cash Management Fund
(A Portfolio of The Biltmore Funds)
Institutional Shares

The Fund has also filed a Statement of Additional Information for Institutional Shares, dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, purchase Institutional Shares, or obtain other information about the Fund by writing to the Fund or by calling your Wachovia Bank (as defined herein) account officer.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WACHOVIA INVESTMENTS
MAKE YOURSELF COMFORTABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                     2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3



     Variable Rate Demand Notes                                                4
     Bank Instruments                                                          4
     Short-Term Credit Facilities                                              4
  Repurchase Agreements                                                        4
  Credit Enhancement                                                           4
  Demand Features                                                              4
  Restricted and Illiquid Securities                                           4
  When-Issued and Delayed Delivery
     Transactions                                                              5
  Investing in Securities of
     Other Investment Companies                                                5
  Concentration of Investments                                                 5
  Lending of Portfolio Securities                                              5
Investment Risks                                                               6
Investment Limitations                                                         6
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 6
Management of the Trust                                                        6
  Board of Trustees                                                            6
  Investment Adviser                                                           6
     Advisory Fees                                                             6
     Adviser's Background                                                      6
Distribution of Institutional Shares                                           7
Administration of the Fund                                                     7
  Administrative Services                                                      7
---------------------------------------------------
NET ASSET VALUE                                                                7
---------------------------------------------------



INVESTING IN INSTITUTIONAL SHARES                                              7
Share Purchases                                                                7
  Through the Wachovia Banks                                                   7
  Via a Sweep Account                                                          8
Minimum Investment Required                                                    8
What Shares Cost                                                               8
Certificates and Confirmations                                                 8
Dividends                                                                      8
Capital Gains                                                                  8
---------------------------------------------------
EXCHANGES                                                                      8
---------------------------------------------------
REDEEMING INSTITUTIONAL SHARES                                                 9
By Telephone                                                                   9
---------------------------------------------------
SHAREHOLDER INFORMATION                                                        9
Voting Rights                                                                  9
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        10
---------------------------------------------------
TAX INFORMATION                                                               10
---------------------------------------------------
PERFORMANCE INFORMATION                                                       11
---------------------------------------------------
ADDRESSES                                                             BACK COVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                            SUMMARY OF FUND EXPENSES



                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                              None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                      None
Exchange Fee                                                                                             None






                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver) (1)                                                                       0.07%
12b-1 Fees                                                                                               None
Other Expenses (after waiver) (2)                                                                       0.11%
          Total Fund Operating Expenses (after waivers) (3)                                             0.18%






(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.30%.



(2) Other expenses would have been 0.15% absent the voluntary waiver by the administrator. The administrator can terminate this voluntary waiver at any time at its sole discretion.



(3) Total Fund Operating Expenses would have been 0.45% absent the voluntary waivers described above in Note l and 2.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."



Example                                                     1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period. As noted in
the table above, the Fund charges no
redemption fees.                                              $2         $6         $10        $23





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            BILTMORE PRIME CASH MANAGEMENT FUND FINANCIAL HIGHLIGHTS
                              INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's Independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Annual Report to shareholders dated November 30, 1995, which is incorported herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.



                                                            Year Ended November 30,    1995       1994(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $    1.00   $    1.00
Income from investment operations
  Net investment income                                                                   0.06        0.04
Less distributions
  Distributions from net investment income                                               (0.06)      (0.04)
                                                                                     ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                       $    1.00   $    1.00
                                                                                     ---------  -----------
Total Return (b)                                                                          5.95%       4.02%
Ratios to Average Net Assets
  Expenses                                                                                0.18%       0.18%*
  Net investment income                                                                   5.80%       4.31%*
  Expense waiver/reimbursement (c)                                                        0.27%       0.28%*
Supplemental Data
  Net assets, end of period (000 omitted)                                             $879,603    $816,008





 * Computed on an annualized basis.


(a) Reflects operations for the period from December 2, 1993 (date of initial public investment) to November 30, 1994.


(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GENERAL INFORMATION


The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established one class of shares of Biltmore Prime Cash Management Fund, Institutional Shares. This prospectus relates only to Institutional Shares of the Fund.


Institutional Shares are offered only for purchase through the bank subsidiaries of Wachovia Corporation: Wachovia Bank of North Carolina, N.A., the Wachovia Bank of Georgia, N.A., Wachovia Bank of South Carolina, (formerly known as The South Carolina National Bank), and their affiliates (collectively, the "Wachovia Banks"). Institutional Shares are offered only to accounts held by the Wachovia Banks in a fiduciary, advisory, agency, custodial, or similar capacity. The Fund offers a convenient means of accumulating an interest in a professionally managed, diversified portfolio limited to money market instruments maturing in 397 days or less. A minimum initial investment of $5 million is required.

The Fund attempts to stabilize the value of a share at $1.00. Institutional Shares are currently sold and redeemed at that price.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional and Investment Shares), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional and Investment Shares).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION



INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.


INVESTMENT POLICIES
The Fund pursues its investment objective by investing in a portfolio of money market instruments maturing in 397 days or less. The average maturity of money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are rated in the highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

 .obligations issued or guaranteed as to payment of principal and interest by the



 U.S. government, its agencies and instrumentalities;
 .commercial paper (including U.S. dollar denominated Eurodollar commercial paper ("Europaper");
 .certificates of deposit, demand and time deposits, and bankers' acceptances ("Bank Instruments");
 .corporate debt obligations, including bonds, notes, and debentures; and .repurchase agreements.

The Fund invests only in instruments denominated and payable in U.S. dollars.

For further discussion of the instruments described above, consult the Fund's Statement of Additional Information.

Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or published interest rate. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.



Bank Instruments. The Fund only invests in U.S. and foreign bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") which is administered by the FDIC. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's irrevocable letter of credit or unconditional guaranty as bank instruments.

Short-Term Credit Facilities. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.


CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.



RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having investment objectives and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The Fund's investment adviser will waive its advisory fee on assets invested in securities of open-end investment companies.



CONCENTRATION OF INVESTMENTS. The Fund may invest more than 25% of the value of its total assets in cash or certain money market instruments (including instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees, where loaned securities are marked to market daily and where the Fund receives collateral equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's investment adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

 .borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets; nor
 .with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities).

The above investment limitations cannot be changed without shareholder approval.




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                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to
0.30 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A., is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A. is a national banking association, which offers a broad range of financial services, including commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


Wachovia Asset Management employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A., and Wachovia Bank of South Carolina, N.A., have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30,



1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A. also serves as investment adviser to the Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                          Average Aggregate Daily Net
      Maximum             Assets of The Biltmore Funds
Administrative Fee    and of The Biltmore Municipal Funds

     .15 of 1%             on the first $250 million
    .125 of 1%              on the next $250 million
     .10 of 1%              on the next $250 million
    .075 of 1%        on assets in excess of $750 million





The administrative fee received during any fiscal year for the Fund and for each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

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--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund attempts to stabilize the net asset value of Institutional Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by adding the interest of the Institutional Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Institutional Shares in the liabilities of the Fund and those attributable to Institutional Shares, and dividing the remainder by the total number of Institutional Shares outstanding. The Fund, of course, cannot guarantee that its net asset value will always remain at $1.00 per share.

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                       INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES



Institutional Shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Institutional Shares may be purchased by or through the Wachovia Banks. Texas residents must purchase, exchange, and redeem shares through Federated Securities Corp. at 1-800-618-8573. The Fund and the distributor reserve the right to reject any purchase request.


THROUGH THE WACHOVIA BANKS. To place an order to purchase Institutional Shares of the Fund, customers of the Wachovia Banks may telephone, send written instructions, or place the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, federal funds, or by debiting a customer's account with the Wachovia Banks. Orders are considered received after payment by check is converted into federal funds and received by the Wachovia Banks, normally the next business day. When payment is made with federal funds, the order is considered received when federal funds are received by the Wachovia Banks or available in the customer's account. Purchase orders must be communicated to the Wachovia Banks by 11:00 a.m. (Eastern time) and payment by federal funds must be received by the Wachovia Banks before 4:00 p.m. (Eastern time) on the same day as the purchase order to earn dividends for that day. Institutional Shares cannot be purchased on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.

VIA A SWEEP ACCOUNT. If you are investing in the Fund as part of a Wachovia Bank sweep account program, automatic purchases and redemptions will be made by the Wachovia Banks on your behalf pursuant to the sweep agreement you signed as part of your trust account with the Wachovia Banks.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $5 million. This amount may be waived from time to time.

WHAT SHARES COST

Institutional Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund.


The net asset value is determined at 12:00 noon and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


CERTIFICATES AND CONFIRMATIONS



As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Federated Services Company provides the Wachovia Banks, as shareholders of record, with detailed statements on a monthly basis that include account balances, information on each purchase or redemption, and a report of dividends paid during the month. These statements will serve as confirmations of all transactions in the shareholders' accounts for the statement period.

Investors purchasing through the Wachovia Banks will receive account statements from those institutions periodically as required by the relevant account agreement.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends will be reinvested on payment dates in additional Institutional Shares of the Fund unless cash payments are requested by writing to the Wachovia Banks.

CAPITAL GAINS

Capital gains, if any, could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   EXCHANGES

A shareholder may exchange Institutional Shares of one fund for Institutional Shares of any other fund that does not assess a sales charge on the basis of their respective net asset values by calling or writing to his account officer at the Wachovia Banks. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Institutional Shares purchased by check are eligible for exchange after the purchase check has cleared, which could take up to ten calendar days. The exchange feature applies to Institutional Shares of each fund that does not assess a sales charge as of the effective offering date of each fund's Institutional Shares.

Orders to exchange Institutional Shares of one fund for Institutional Shares of any of the other Biltmore Funds that do not assess a sales charge will be executed by redeeming the Institutional Shares owned at net asset value next determined after receipt of the order and purchasing Institutional Shares of any such other Biltmore Funds at the net asset value determined after the proceeds from such redemption become available. Orders for exchanges received by the Fund after 12:00 noon but prior to 4:00 p.m. (Eastern time) on any day the Trust is open for business will be executed at the price determined at 4:00 p.m. (Eastern time) that day. Orders for exchanges received after 4:00 p.m. (Eastern time) on any business day will be executed at the price determined at 12:00 noon (Eastern time) on the next business day.



An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege of any shareholder, provided the shareholder is given 60 days' written notice.

An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement imposed by the relevant account agreement. An exchange constitutes a sale for federal income tax purposes.

This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Before the exchange, a shareholder should review a prospectus of the fund for which the exchange is being made.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         REDEEMING INSTITUTIONAL SHARES

The Fund redeems shares at their net asset value next determined after the Wachovia Banks receive the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Requests for redemption can be made in person, by telephone, or by writing to your account officer. If at any time the Fund shall determine it necessary to terminate or modify any of these methods of redemption, shareholders would be promptly notified.

BY TELEPHONE




A shareholder who is a customer of the Wachovia Banks may redeem shares of the Fund by telephoning his account officer. For calls received by the Wachovia Banks before 11:00 a.m. (Eastern time) proceeds will normally be wired the same day to the shareholder's account at the Wachovia Banks or a check will be sent to the address of record. Those shares will not be entitled to the dividend declared that day. For calls received by the Wachovia Banks after 11:00 a.m. (Eastern time) proceeds will normally be wired or a check mailed the following business day. Those shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS


Each Institutional Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owner of record of in excess of 25% of the outstanding Shares of the Fund, and therefore may for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


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--------------------------------------------------------------------------------

                             EFFECT OF BANKING LAWS



The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their advisory and custody agreements with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

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                                TAX INFORMATION

The Fund expects to pay no federal income tax because it will meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders will be subject to federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

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                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield and effective yield for Institutional Shares.

The yield of Institutional Shares represents the annualized rate of income earned on an investment in Institutional Shares over a seven-day period. It is the annualized dividends earned during the period on the investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield but, when annualized, the income earned by an investment in Institutional Shares is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in Institutional Shares after reinvesting all distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


[THIS PAGE INTENTIONALLY LEFT BLANK]

ADDRESSES

Biltmore Prime Cash Management Fund     Federated Investors Tower
     Institutional Shares     Pittsburgh, Pennsylvania 15222-3779

Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, N.C. 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations



     301 North Main Street
     Winston-Salem, N.C. 27150

Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430

Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219

Biltmore Prime Cash Management Fund Prospectus
Institutional Shares
A Diversified Portfolio of The Biltmore Funds
An Open-End, Management Investment Company

     Cusip 090297805
January 31, 1996    2051406A-IS (1/96)
822-22 (1/96)




                      BILTMORE PRIME CASH MANAGEMENT FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                             INSTITUTIONAL SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus for Institutional Shares of Biltmore Prime Cash Management Fund (the "Fund"), a portfolio in The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write to the Fund, call The Biltmore Service Center toll-free at 1-800-994-4414, or contact your Wachovia Bank account officer.
   Federated Investors Tower
   Pittsburgh, Pennsylvania 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS




GENERAL INFORMATION ABOUT THE FUND3

INVESTMENT OBJECTIVE AND POLICIES3

 TYPES OF INVESTMENTS            3
 RATINGS                         5
 WHEN-ISSUED AND DELAYED
  DELIVERY TRANSACTIONS          5
 REVERSE REPURCHASE AGREEMENTS   5
 CREDIT ENHANCEMENT              6
 INVESTMENT LIMITATIONS          6
 REGULATORY COMPLIANCE          10
THE BILTMORE FUNDS MANAGEMENT   11

 OFFICERS AND TRUSTEES          11
 FUND OWNERSHIP                 15
 TRUSTEES COMPENSATION           7
 TRUSTEE LIABILITY              16
INVESTMENT ADVISORY SERVICES    17

 ADVISER TO THE FUND            17
 ADVISORY FEES                  17
BROKERAGE TRANSACTIONS          18

OTHER SERVICES                  19

 FUND ADMINISTRATION            19
 CUSTODIAN AND PORTFOLIO
  RECORDKEEPER                  20
 TRANSFER AGENT                 20
 LEGAL SERVICES                 20



 INDEPENDENT AUDITORS           20
PURCHASING INSTITUTIONAL SHARES 21

 CONVERSION TO FEDERAL FUNDS    21
EXCHANGING SECURITIES FOR FUND
SHARES                          21

DETERMINING NET ASSET VALUE     22

 USE OF THE AMORTIZED COST METHOD22
REDEEMING INSTITUTIONAL SHARES  24

 REDEMPTION IN KIND             25
MASSACHUSETTS BUSINESS TRUSTS   25

TAX STATUS                      26

 THE FUND'S TAX STATUS          26
 SHAREHOLDERS' TAX STATUS       26
YIELD                           27

EFFECTIVE YIELD                 28

PERFORMANCE COMPARISONS         28

FINANCIAL STATEMENTS            30



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
Shares of the Fund are offered in one class, Institutional Shares. This Statement of Additional Information relates to the Institutional Shares of the Fund. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders.
TYPES OF INVESTMENTS
The Fund invests exclusively in money market instruments which mature in 397 days or less and which include, but are not limited to, high quality obligations issued or backed by the U.S. government, its agencies or instrumentalities, commercial paper, variable amount master demand notes, and bank instruments.
The instruments of banks whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, and bankers' acceptances, are not necessarily guaranteed by that organization.
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by



     U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     o Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
     oFarmers Home Administration;
     oFederal Home Loan Banks;
     oFederal Home Loan Mortgage Corporation;
     oFederal National Mortgage Association;
     oGovernment National Mortgage Association; and
     oStudent Loan Marketing Association.
  BANK INSTRUMENTS
     In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Fund may invest in:
     oEurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;
     oEurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and
     oYankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.



RATINGS
An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1+ or A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
CREDIT ENHANCEMENT
The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.
The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.
INVESTMENT LIMITATIONS
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective, policies, and limitations or Declaration of Trust.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry. The Fund may invest 25% or more of the value of its total assets in cash or certain money market instruments (including instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
Except as noted, the above limitations cannot be changed without shareholder approval. The Fund does not consider the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of the investment limitation set forth above. The following investment limitations, however, may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities law, except for
     Section 4(2) commercial paper and other restricted securities determined to be liquid under criteria established by the Trustees.



  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed income time deposits with maturities over seven days, and restricted securities which have not been determined to be liquid under criteria established by the Trustees.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. While it is the Fund's investment adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.
The Fund does not expect to borrow money in excess of 5% of the value of its net assets or invest in securities of closed-end investment companies during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items." REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.


THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their addresses, birthdates, principal occupations and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee



Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; Director, VF Corporation (apparel company); formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.




D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee

Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).





Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee

President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.




John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly, Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower



Pittsburgh, PA
September 3, 1959

Secretary

Senior Corporate Counsel, Federated Investors.



FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, owned approximately 1,052,288,932 Shares (100%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX #


James A. Hanley,         $21,857           $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex



Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.



INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates' lending relationship with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the fiscal year ended November 30, 1995, and for the period from December 2, 1993 (date of initial public investment) through November 30, 1994, the Adviser earned $2,614,827 and $1,748,930, respectively, of which $2,008,188 and $1,288,670, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     In the interest of limiting expenses of the Fund during its initial period of operations, the Adviser has agreed to waive a portion of its investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the



Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce its expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid no brokerage commissions. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus.
For the fiscal year ended November 30, 1995, and for the period from December 2, 1993 (date of initial public investment) through November 30, 1994, the Fund incurred administrative service costs of $782,722 and $556,490, respectively, of which $346,917 and $264,629, respectively, were voluntarily waived. In addition, for the fiscal year ended November 30, 1995, and for the period from December 2, 1993 (date of initial public investment) through November 30, 1994, Federated Administrative Services reimbursed $0 and $45,911, respectively, in other Fund operating expenses.


CUSTODIAN AND PORTFOLIO RECORDKEEPER
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, Wachovia Bank of North Carolina, N.A. holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays Wachovia Bank of North Carolina, N.A. an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C. serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania.



PURCHASING INSTITUTIONAL SHARES

Institutional Shares of the Fund are sold at their net asset value without a sales charge on days the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing Institutional Shares is explained in the prospectus under "Investing in Institutional Shares."
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds. EXCHANGING SECURITIES FOR FUND SHARES

The Fund has no present intention of accepting securities in exchange for Fund shares. However, if the Fund should allow such exchanges, it will do so only upon the prior approval of the Fund and only upon a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
  TAX CONSEQUENCES
     If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.


DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the prospectus.
USE OF THE AMORTIZED COST METHOD
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.
Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.
The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as a part of the underlying instruments because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts," the Fund does not consider them to be separate investments for the purposes of its investment policies.
  MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
  INVESTMENT RESTRICTIONS
     The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in the Rule. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with the Rule.
     The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.
REDEEMING INSTITUTIONAL SHARES

Institutional Shares are redeemed at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Institutional Shares."



REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 of the 1940 Act, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.



In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and any short-term capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.
  CAPITAL GAINS
     Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.
YIELD

The Fund's yield for the seven-day period ended November 30, 1995, was 5.65%. The Fund calculates the yield for Institutional Shares daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
o determining the net change in the value of a hypothetical account with a balance of one Institutional Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Institutional Shares purchased with dividends earned from the original one Institutional Share and all dividends declared on the original and any purchased Institutional Shares;
o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
o multiplying the base period return by 365/7.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in Institutional Shares, the performance will be reduced for those shareholders paying those fees.



EFFECTIVE YIELD

The Fund's effective yield for the seven-day period ended November 30, 1995, was 5.81%.
The Fund's effective yield for Institutional Shares is computed by compounding the unannualized base period return by:
o adding 1 to the base period return;
o raising the sum to the 365/7th power; and
o subtracting 1 from the result.
PERFORMANCE COMPARISONS

The performance of Institutional Shares depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates on money market instruments;
o changes in the expenses of the Fund or of Institutional Shares; and
o the relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price . The financial publications and/or indices which the Fund uses in advertising may include:
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the



  "institutional money market instruments funds" category in advertising and sales literature.
o BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
o IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis and, through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.
o MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.
Advertisements and other sales literature for Institutional Shares may quote total returns which are calculated on standardized base periods. These total returns also represent the historic change in the value of an investment in Institutional Shares based on the monthly reinvestment of dividends over a specified period of time.



FINANCIAL STATEMENTS

The financial statements for Biltmore Prime Cash Management Fund for the fiscal year ended November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of Biltmore Prime Cash Management Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.
Cusip 090297-80-5





Prospectus

January 31, 1996


The shares of Biltmore Quantitative Equity Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to provide growth of principal and income. The Fund pursues this objective by investing in a professionally-managed and diversified portfolio consisting primarily of large capitalization common stocks.

The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore
Quantitative Equity Fund
(A Portfolio of The Biltmore Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Investment Process                                                           3
  Acceptable Investments                                                       4
     Corporate Obligations                                                     4
     Stock Index Futures and Options                                           4
     Put and Call Options                                                      5
     Restricted and Illiquid Securities                                        5
     Temporary Investments                                                     5
  Repurchase Agreements                                                        6
  When-Issued and Delayed
     Delivery Transactions                                                     6
  Lending of Portfolio Securities                                              6
  Portfolio Turnover                                                           6
Investment Considerations                                                      6
  Equity Investments                                                           6
  Securities of Foreign Issuers                                                6
  Debt Investments                                                             7
Investment Limitations                                                         7
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 7
Management of the Trust                                                        7
  Board of Trustees                                                            7
  Investment Adviser                                                           7
     Advisory Fees                                                             7
     Adviser's Background                                                      7
  Sub-Adviser                                                                  8
Distribution of Shares                                                         8
Administrative Arrangements                                                    8
Shareholder Servicing Arrangements                                             8
Administration of the Fund                                                     9
  Administrative Services                                                      9
Brokerage Transactions                                                         9
Expenses of the Fund                                                           9
---------------------------------------------------
NET ASSET VALUE                                                                9
---------------------------------------------------
INVESTING IN THE FUND                                                          9
Share Purchases                                                                9
  Through the Trust Divisions of the
     Wachovia Banks                                                           10
  Through Wachovia Investments, Inc.                                          10
  By Mail                                                                     10
  Through Authorized Broker/Dealers                                           10
Minimum Investment Required                                                   10
What Shares Cost                                                              10
  Purchases at Net Asset Value                                                11
  Sales Charge Reallowance                                                    11
  Reducing the Sales Charge                                                   11
  Quantity Discounts and Accumulated
     Purchases                                                                11
  Letter of Intent                                                            11
  Reinvestment Privilege                                                      11
  Concurrent Purchases                                                        12
Systematic Investment Program                                                 12
Certificates and Confirmations                                                12
Subaccounting Services                                                        12
Dividends                                                                     12
Capital Gains                                                                 12
Exchange Privilege                                                            12
  Exchange by Telephone                                                       13
---------------------------------------------------
REDEEMING SHARES                                                              13
  By Telephone                                                                13
  By Mail                                                                     14
  Signatures                                                                  14
Systematic Withdrawal Program                                                 14
Accounts with Low Balances                                                    14
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       15
Voting Rights                                                                 15
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        15
---------------------------------------------------
TAX INFORMATION                                                               16
---------------------------------------------------
PERFORMANCE INFORMATION                                                       16
---------------------------------------------------
ADDRESSES                                                             BACK COVER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            SUMMARY OF FUND EXPENSES



                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                                 4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                      None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                                         None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                         None
Exchange Fee                                                                                                None



                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                           0.60%
12b-1 Fees                                                                                                  None
Other Expenses                                                                                              0.27%
     Shareholder Servicing Agent Fee (2)                                                         0.00%
          Total Fund Operating Expenses (after waiver) (3)                                                  0.87%



(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.70%.



(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(3) Total Fund Operating Expenses would have been 0.97% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."

Example                                                           1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of
each time period; and (3) payment of the maximum sales load. As
noted in the table above, the Fund charges no redemption fees.      $53        $72        $91       $147



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             BILTMORE QUANTITATIVE EQUITY FUND FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Fund's Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                        Year Ended November 30,    1995       1994(a)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $    9.60   $   10.00
Income from investment operations
  Net investment income                                                               0.22        0.12
  Net realized and unrealized gain (loss) on investments and future contracts         3.51       (0.43)
                                                                                 ---------  -----------
  Total from investment operations                                                    3.73       (0.31)
Less distributions
  Distributions from net investment income                                           (0.22)      (0.09)
                                                                                 ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                   $   13.11   $    9.60
                                                                                 ---------  -----------
Total Return (b)                                                                     39.33%      (3.08)%
Ratios to Average Net Assets
  Expenses                                                                            0.87%       0.90%*
  Net investment income                                                               1.93%       1.83%*
  Expense waiver/reimbursement (c)                                                    0.10%       0.10%*
Supplemental Data
  Net assets, end of period (000 omitted)                                         $121,895     $91,979
  Portfolio turnover                                                                    63%         64 %


 * Computed on an annualized basis.

(a) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended November 30, 1995, which can be obtained free of charge.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Quantitative Equity Fund. The shares in any portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally-managed, diversified portfolio of common stocks. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are: Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares), Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares) (hereinafter referred to collectively as, the "Funds").

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide growth of principal and income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.
INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a professionally-managed and diversified portfolio consisting primarily of large capitalization common stocks. The average market capitalization of the stocks in the Fund's universe will be in excess of $1 billion. These securities will primarily be composed of issues of domestic companies. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities.

INVESTMENT PROCESS. To select stocks for the Fund, the Fund's sub-adviser initially identifies a broad universe of approximately 900 common stocks. The sub-adviser utilizes four criteria when determining what common stocks will be included in the Fund's universe: each stock must be highly capitalized, each stock must be traded on the New York or American Stock Exchanges or in the over-the-counter markets, each stock must be among the most liquid and highly traded stocks on its respective exchange, and each stock must be actively followed by a minimum of three industry analysts.

The Fund's sub-adviser then screens the stocks in the universe, using a quantitative computer valuation model, to evaluate the relative attractiveness of each stock. The sub-adviser's model focuses on two measurement factors: the relative value of the stocks (including their present and historical price-to-earnings and market price-to-book value ratios, and the present value of each stock's projected dividend income) and the stock's growth prospects and earnings momentum (including changes, over time, in analysts' earning forecasts, and positive or negative surprises in reported earnings). The Fund's sub-adviser will vary the importance placed on each factor, depending on market trends.

Using the valuation model described above, the Fund's investment adviser then ranks each stock in the universe by decile. The stocks are classified by industry group, based on industry categories and weightings found in the Standard & Poor's 500 Composite Stock Price Index (the "Index"). In managing the Fund, the adviser continuously monitors the rankings of the stocks in the universe and employs an active selling discipline, replacing less attractive stocks (as determined by the valuation model) with more attractive stocks to maintain a high average rank for the portfolio. In maintaining the diversification of the portfolio, the adviser gives consideration to the industry weightings found in the Index.

Although the Fund intends to hold a broadly diversified portfolio of common stocks that, in the aggregate, exhibit investment characteristics similar to the stocks found in the Index, the Fund will not limit its investments solely to stocks represented in the Index. By investing in those common stocks that are included in the universe described above (a large number of which are not included in the Index), the Fund will seek to provide a higher rate of total return than the Index. There can be no assurance that the Fund's investment performance will match or exceed that of the Index.

The Index is an unmanaged, statistical measure of stock market performance. As such, it does not reflect the actual cost of investing in common stocks. By contrast, the Fund is actively managed and therefore incurs the normal costs of a mutual fund, including brokerage and execution costs, advisory fees, and administrative and custodial costs and expenses. Standard & Poor's Corporation ("S&P") selects the common stocks to be included in the Index solely on a statistical basis. Inclusion of a particular security in the Index in no way implies an opinion by S&P as to the stock's appropriateness as an investment. The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, S&P.

ACCEPTABLE INVESTMENTS. Although the Fund normally seeks to remain substantially fully invested in the common stocks in the universe identified by the Fund's investment adviser, the Fund may also invest in:

 .other common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchanges or traded in the over-the-counter markets and are considered by the Fund's investment adviser to have an established market;

 .convertible securities;

 .investments in American Depositary Receipts ("ADRs") of foreign companies traded on the New York or American Stock Exchanges or in the over-the-counter markets. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in other securities of foreign issuers ("Non-ADRs"). (See "Securities of Foreign Issuers."); and

 .domestic issues of corporate debt obligations rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Group. (If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.)


In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes.

Corporate Obligations. The Fund may invest in preferred stocks, bonds, notes, and debentures of corporate issuers. These obligations will be rated at the time of purchase in the top two rating categories, or, if unrated, will be of comparable quality as determined by the Fund's investment adviser. In addition, the Fund may invest in convertible securities, which are fixed income securities that may be exchanged or converted into a predetermined number of shares at the option of the holder during a specified time period. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Stock Index Futures and Options. The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the Fund's investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

Put and Call Options. The Fund may purchase put options on its portfolio securities. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Restricted and Illiquid Securities. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


Temporary Investments. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in:


 .certificates of deposit, demand and time deposits, savings shares, bankers' acceptances, and other instruments of domestic and foreign banks and savings and loans, which institutions have capital, surplus, and undivided profits over $100 million, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund ("BIF"), or by the Savings Association Insurance Fund ("SAIF"), both of which are administered by the FDIC; and


 .commercial paper (including Canadian Commercial Paper and Europaper) rated A-1 or better by S&P, Prime-1 by Moody's or F-1 by Fitch, or, if unrated, of comparable quality as determined by the Fund's investment adviser.


REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's investment adviser does not anticipate that the Fund's annual portfolio turnover rate will exceed 200% under normal market conditions. High portfolio turnover (i.e. over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which would be directly borne by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio. The portfolio turnover rate of the Fund may vary significantly from year to year, as a result of the presence or absence of defensive investment positions taken by the Fund's investment adviser.


INVESTMENT CONSIDERATIONS


EQUITY INVESTMENTS. As with other mutual funds that invest in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any risk identified above appears to the Fund's investment adviser to be substantial.



DEBT INVESTMENTS. The market value of debt obligations, and therefore the Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations. Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Fund's investment adviser will attempt to minimize the fluctuation of the Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.


INVESTMENT LIMITATIONS

The Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; nor with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of the investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Fund's Adviser receives an annual investment advisory fee equal to 0.70 of 1% of the Fund's average daily net assets. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Bank of North Carolina, N.A. has served as investment adviser to The Biltmore Funds since February 24, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.


The Fund's portfolio manager is Cherry Stribling. Mr. Stribling is a Vice President of Wachovia Bank of North Carolina, N.A., and, as a Portfolio Investment Manager, managed the Wachovia Stock Fund, a bank collective investment fund with an investment objective similar to the Fund's. Mr. Stribling also manages individual and institutional accounts with the same portfolio management style as the Fund. Mr. Stribling has managed the Fund since its inception.

SUB-ADVISER. Pursuant to the terms of an investment sub-advisory agreement between the Adviser and Twin Capital Management, Inc. ("Twin Capital" or the "Sub-Adviser"), Twin Capital furnishes certain investment advisory services to the Adviser, including investment research, the quantitative analysis described in the "Investment Process" section of this prospectus, statistical and other factual information, and recommendations, based on Twin Capital's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale on behalf of the Fund's portfolio. For the services provided and the expenses incurred by the Sub-Adviser pursuant to the sub-advisory agreement, Twin Capital is entitled to receive an annual fee of $55,000, payable by the Adviser, in quarterly installments. Twin Capital may elect to waive some or all of its fee. In no event shall the Fund be responsible for any fees due to the Sub-Adviser for its services to the Adviser. Twin Capital, which is located at 3244 Washington Road, McMurray, Pennsylvania, 15317-3153, provides investment counsel to both individuals and institutions, including banks, thrift institutions, and pension and profit-sharing plans. As of December 31, 1995, Twin Capital furnished services, substantially similar to the services it provides to the Adviser, to other accounts with assets in excess of $1.5 billion. The Sub-Adviser is controlled by Geoffrey Gerber, its President.


DISTRIBUTION OF SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS
The Distributor may pay financial institutions and other financial service providers, such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers, a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these services at an annual rate as specified below:

                         Average Aggregate Daily Net
      Maximum            Assets of The Biltmore Funds
Administrative Fee     and The Biltmore Municipal Funds

        .15 of 1%         of the first $250 million
       .125 of 1%          of the next $250 million
        .10 of 1%          of the next $250 million
       .075 of 1%    on assets in excess of $750 million


The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND
The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily waive and/or reimburse some expenses.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTING IN THE FUND

SHARE PURCHASES
Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.
Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Quantitative Equity Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested
Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and

Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:

 .quantity discounts and accumulated purchases;

 .signing a 13-month letter of intent;

 .using the reinvestment privilege; or

 .concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.
To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS
Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS
Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE

All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 .a trust company or commercial bank whose deposits are insured by the BIF;

 .a member of the New York, American, Boston, Midwest, or Pacific Stock
 Exchanges;

,a savings bank or savings and loan association whose deposits are insured by the SAIF; or

 .any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each of the Funds in the Trust have equal voting rights, except that in matters affecting a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.


As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owners of record of in excess of 25% of the outstanding shares of the Fund, and therefore may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


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                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

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                                TAX INFORMATION

The Fund will pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide detailed tax information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

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                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


Addresses
Biltmore Quantitative Equity Fund  Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Investment Adviser  Wachovia Asset Management
     301 North Main Street
     Winston-Salem, North Carolina 27150

Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779

Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226

Biltmore Quantitative Equity Fund
A Diversified Portfolio of The Biltmore Funds
An Open-End, Management Investment Company

January 31, 1996    Cusip 090297813
822-23 (1/96)  3101206A (1/96)



                      BILTMORE QUANTITATIVE EQUITY FUND
                     (A PORTFOLIO OF THE BILTMORE FUNDS)
                     STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Quantitative Equity Fund (the "Fund"), a portfolio of The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
DISTRIBUTOR
A SUBSIDIARY OF FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 Types of Investments            1
 Investment Limitations          5
THE BILTMORE FUNDS MANAGEMENT    8

 Officers and Trustees           8
 Fund Ownership                  9
 Trustees Compensation          10
 Trustee Liability              10
INVESTMENT ADVISORY SERVICES    10

 Adviser to the Fund and Sub-Adviser
                                10
 Advisory and Sub-Advisory Fees 11
BROKERAGE TRANSACTIONS          11

OTHER SERVICES                  11

 Administration                 11
 Custodian                      12
 Transfer Agent                 12
 Legal Services                 12
 Independent Auditors           12
 Portfolio Turnover             12
PURCHASING FUND SHARES          12

 Conversion to Federal Funds    12



 Exchanging Securities for Fund
  Shares                        12
DETERMINING NET ASSET VALUE     13

DETERMINING MARKET VALUE OF
SECURITIES                      13

REDEEMING FUND SHARES           13

 Redemption in Kind             13
MASSACHUSETTS BUSINESS TRUSTS   14

TAX STATUS                      14

 The Fund's Tax Status          14
 Shareholders' Tax Status       14
 Capital Gains                  14
TOTAL RETURN                    14

YIELD                           14

PERFORMANCE COMPARISONS         15

STANDARD & POOR'S CORPORATION   16

FINANCIAL STATEMENTS            16

APPENDIX                        17



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide growth of principal and income. The investment objective cannot be changed without the approval of shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees (the "Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement have the same meaning assigned in the prospectus.
TYPES OF INVESTMENTS
As more fully described in the prospectus, the Fund invests in a professionally-managed and diversified portfolio consisting primarily of large capitalization common stocks. The Fund's investment adviser seeks to identify undervalued stocks with improving prospects by utilizing a computer valuation model to capture both growth and value opportunities. Although the Fund may invest in other securities of these companies, in money market instruments, and in U.S. government obligations, in such proportions as prevailing market conditions warrant in the judgment of the Fund's investment adviser, it is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities.
Set forth below are other securities in which the Fund may invest from time to time:



  FUTURES AND OPTIONS TRANSACTIONS
     As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.
     The Fund will maintain its positions in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally-recognized exchange which provides a secondary market for options of the same series.
     In addition to purchasing put options and writing call options as described in the prospectus, the Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.



     The Fund may also write call options and purchase put options on financial futures and stock index futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value.
  FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.
     A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.
     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.


     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
     The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, the Fund will disclose to all prospective investors the limitations on its futures and option transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.



RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities to the Board. The Board considers the following criteria in determining the liquidity of certain restricted securities:
o the frequency of trades and quotes for the security;
o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
o dealer undertakings to make a market in the security; and
o the nature of the security and the nature of the marketplace trades. OBLIGATIONS OF FOREIGN ISSUERS
Obligations of foreign issuers may include debt obligations of supranational entities, which include international organizations designed or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (World Bank), European Investment Bank and InterAmerican Development Bank.



DEMAND MASTER NOTES
The Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.
CONVERTIBLE SECURITIES
Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality.



The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determination of the issuer's profits, and the issuer's management capability and practices.
ZERO COUPON CONVERTIBLE SECURITIES
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.



REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.



When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
TEMPORARY INVESTMENTS
From time to time, during periods of other than normal market conditions, the Fund may also invest in the following temporary investments for defensive purposes:
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;



     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which are permissible investments which may not always receive financial support from the U.S. government are:
     oFarm Credit System, including the National Bank for Cooperatives and
      Banks for Cooperatives;
     oFederal  Home Loan Banks;
     oFederal Home Loan Mortgage Corporation;
     oFederal National Mortgage  Association;
     oGovernment National Mortgage Association; and oStudent Loan Marketing Association.
  MONEY MARKET INSTRUMENTS
     The Fund may invest in the following money market instruments: oinstruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund, or by the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation; and
     ocommercial paper rated A-1 or better by Standard & Poor's Ratings
      Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Fund's investment adviser.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase,



the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The



     Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of any securities which the Fund may purchase pursuant to its investment objective, policies and limitations.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or if the Fund would own more than 10% of the outstanding voting securities of that issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.
The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the



Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving customary brokers commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. While it is the policy of the Fund to waive investment advisory fees on Fund assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The Fund has a present intention of investing no more than 5% of its total assets in investment companies during the current fiscal year.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.



  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain securities not determined to be liquid under guidelines established by the Trustees, and non-negotiable fixed income time deposits with maturities over seven days.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN PUT OPTIONS
     The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.



  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purposes of exercising control or management.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not intend to borrow money in excess of 5% of the value of its total assets during the current fiscal year.
THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive



Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).

--------------------------
Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.



December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated



Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.



FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 5,117,136 shares (53.78%), and Wachovia Bank of South Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 1,201,826 shares (12.63%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID



POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX#


James A. Hanley,              $21,857      $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex
Samuel E. Hudgins,            $22,937      $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex
J. Berkley Ingram, Jr.,       $19,483      $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex
D. Dean Kaylor,               $19,483      $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex
Charles S. Way, Jr.,          $ 0          $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND AND SUB-ADVISER
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by the Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Wachovia Banks' or their affiliates lending relationships with an issuer.
Twin Capital Management, Inc. (the "Sub-Adviser" or "Twin Capital") serves as the sub-adviser under the terms of an investment sub-advisory agreement between the Adviser and the Sub-Adviser. Twin Capital, incorporated as a Pennsylvania corporation in 1989, is a registered investment adviser under the Investment Advisers Act of 1940.


ADVISORY AND SUB-ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For its services as Sub-Adviser, Twin



Capital receives an annual sub-advisory fee, payable solely by the Adviser, as described in the prospectus.
For the fiscal year ended November 30, 1995 ,and for the period from March 28, 1994 (date of initial public investment) to November 30, 1994, the Adviser earned $728,298 and $439,878, respectively, of which $89,503 and $62,841, respectively,  was voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended November 30, 1995, and for the period from March 28, 1994 (date of initial public investment) to November 30, 1994, the Fund paid $98,771and $163,527, respectively, in commissions on brokerage transactions.
Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended November 30, 1995, and for the period from March 28, 1994 (date of initial public investment) to November 30, 1994, FAS earned $93,391and $59,254, respectively.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.



LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that the Fund's annual portfolio turnover rate will exceed 100% under normal market conditions. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. Transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio.
For the fiscal year ended November 30, 1995, and for the period from March 28, 1994 (date of initial public investment) to November 30, 1994, the Fund's portfolio turnover rates were 63% and 64%.
PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.



CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.
EXCHANGING SECURITIES FOR FUND SHARES
The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment requirement of the Fund.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES

The market values of the Fund's portfolio securities are determined as follows:
o for equity securities, according to the last sale price on a national securities exchange, if available;
o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
o for unlisted equity securities, the latest bid prices;
o for bonds and other fixed income securities, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or
o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.



REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind.


MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o derive less than 30% of its gross income from the sale of securities held less than three months;
o invest in securities within certain statutory limits; and



o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held the shares. TOTAL RETURN

The Fund's average annual total return for the one year period ended November 30, 1995, and for the period from March 25, 1994 (start of performance) to November 30, 1995, were 33.09% and 16.33%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.



YIELD

The Fund's yield for the thirty-day period ended November 30, 1995, was 1.32%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o stock market fluctuations;
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in the Fund's expenses;
o the relative amount of Fund cash flow; and
o various other factors.



The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "equity, growth and income funds" category in advertising and sales literature.
o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (THE "INDEX"), is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the Index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated on index figures.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.


STANDARD & POOR'S CORPORATION

Standard & Poor's Corporation ("S&P") makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Index to track general stock market performance. S&P's only relationship to Federated Securities Corp., the Fund's distributor (the "Licensee"), is the licensing of certain trademarks and trade names of S&P and of the Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchant ability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS



AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. NR--"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edgeD." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "AAA" securities.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA " through "B "in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-



range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--"NR" indicates that Fitch does not rate the specific issue.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign designation.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS



PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by the following characteristics:
o leading market positions in well-established industries;
o high rates of return on funds employed;
o conservative capitalization structure with moderate reliance on debt and ample asset protection;
o broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o well-established access to a range of financial markets and assured sources of alternate liquidity.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Cusip 090297813
3101206B (1/96)



                                  Prospectus
                               January 31, 1996

The shares of Biltmore Emerging Markets Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities, which is one of a series of investment portfolios in The Biltmore Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to produce long-term capital appreciation. The Fund pursues this objective by investing primarily in a professionally managed and diversified portfolio of securities of issuers and companies located in countries having emerging markets.

Investing in emerging markets can involve significant risks and the Fund is designed for aggressive investors. The investment company shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of North Carolina, N.A. or its affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.





                                   Biltmore
                            Emerging Markets Fund
                     (A Portfolio of The Biltmore Funds)



The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                         [WACHOVIA INVESTMENTS LOGO]




===============================================================================

                               TABLE OF CONTENTS


---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1



---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Investment Process                                                           4
  Risk Considerations                                                          4
     Emerging Markets                                                          5
     Debt Obligations                                                          5
  Portfolio Investments                                                        6
     Acceptable Investments                                                    6
     Corporate Obligations                                                     6
     Investing in Securities of Other
       Investment Companies                                                    6
     U.S. Government Obligations                                               7
     Forward Foreign Currency Exchange
       Contracts                                                               7
     Put and Call Options                                                      7
     Futures Contracts, Stock Index Futures and
       Options on Futures                                                      7
     Risks                                                                     8
     Restricted and Illiquid Securities                                        8
     Temporary Investments                                                     8
  Repurchase Agreements                                                        8
  When-Issued and Delayed



     Delivery Transactions                                                     8
  Lending of Portfolio Securities                                              9
Investment Limitation                                                          9
---------------------------------------------------
THE BILTMORE FUNDS INFORMATION                                                 9
Management of the Trust                                                        9
  Board of Trustees                                                            9
  Investment Adviser                                                           9
     Advisory Fees                                                             9
     Adviser's Background                                                      9
Distribution of Shares                                                        10
Administrative Arrangements                                                   10
Shareholder Servicing Arrangements                                            10
Administration of the Fund                                                    11
  Administrative Services                                                     11
Brokerage Transactions                                                        11
Expenses of the Fund                                                          11
---------------------------------------------------
NET ASSET VALUE                                                               11
---------------------------------------------------
INVESTING IN THE FUND                                                         12
Share Purchases                                                               12
  Through the Trust Divisions of the
     Wachovia Banks                                                           12
  Through Wachovia Investments, Inc.                                          12
  By Mail                                                                     12
  Through Authorized Broker/Dealers                                           12
Minimum Investment Required                                                   12



What Shares Cost                                                              12
  Purchases at Net Asset Value                                                13
  Sales Charge Reallowance                                                    13
  Reducing the Sales Charge                                                   13
  Quantity Discounts and Accumulated
     Purchases                                                                13
  Letter of Intent                                                            14
  Reinvestment Privilege                                                      14
  Concurrent Purchases                                                        14
  Plan Right of Accumulation                                                  14
Systematic Investment Program                                                 14
Certificates and Confirmations                                                14
Subaccounting Services                                                        15
Dividends                                                                     15
Capital Gains                                                                 15
Exchange Privilege                                                            15
Exchange by Telephone                                                         16
---------------------------------------------------
REDEEMING SHARES                                                              16
  By Telephone                                                                16
  By Mail                                                                     16
  Signatures                                                                  17
Systematic Withdrawal Program                                                 17
Accounts with Low Balances                                                    17
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       17
Voting Rights                                                                 17
---------------------------------------------------



EFFECT OF BANKING LAWS                                                        18
---------------------------------------------------
TAX INFORMATION                                                               18
---------------------------------------------------
PERFORMANCE INFORMATION                                                       19
---------------------------------------------------
ADDRESSES                                                             BACK COVER




===============================================================================


                            SUMMARY OF FUND EXPENSES
                        SHAREHOLDER TRANSACTION EXPENSES




Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                             4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                      None
Exchange Fee                                                                                             None






                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee                                                                                          1.00%
12b-1 Fees                                                                                               None
Other Expenses                                                                                          0.90%
     Shareholder Servicing Agent Fee (1)                                                     0.00%
          Total Fund Operating Expenses (2)                                                             1.90%






(1) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Funds Information."



(2)
      Total Fund Operating Expenses were 1.80% for the fiscal year ended
-----
      November 30, 1995.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."



Example                                                     1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return; (2) redemption
at the end of each time period; and (3) payment of the
maximum sales load. As noted in the table above, the Fund
charges no redemption fees.                                   $63       $102       $143       $257





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND
                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the period ended November 30, 1995, and on the following table for the periods presented, is included in the Fund's Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.



                                                                Period Ended November 30,      1995(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $   10.00
Income from investment operations
  Net investment income                                                                            0.05
  Net realized and unrealized gain on investments and foreign currency                             0.36
                                                                                                -------
Total from investment operations                                                                   0.41
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                $   10.41
                                                                                                -------
Total Return (b)                                                                                   4.10%
Ratios to Average Net Assets
  Expenses                                                                                         1.80%*
  Net investment income                                                                            0.85%*
  Expense waiver/reimbursement (c)                                                                 0.28%*
Supplemental Data
  Net assets, end of period (000 omitted)                                                       $71,276
  Portfolio turnover                                                                                 17   %





 * Computed on an annualized basis.

 (a) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report dated
November 30, 1995, which can be obtained free of charge.




===============================================================================

                              GENERAL INFORMATION

The Biltmore Funds was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to one portfolio, Biltmore Emerging Markets Fund. The shares in any portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has not established classes of shares of the Fund.

The Fund is designed for institutions, pension plans and individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities of issuers and companies located in countries having emerging markets. A minimum initial investment of $250 is required. This amount may be waived from time to time. For further information, Trust customers of the Wachovia Banks may telephone their account officer.

Except as otherwise noted in this prospectus, shares are currently sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Balanced Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund, Biltmore Prime Cash Management Fund, Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund, and Biltmore U.S. Treasury Money Market Fund (collectively, hereinafter referred to as the "Funds").


===============================================================================

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE




The investment objective of the Fund is to produce long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the investment policies described below may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of securities of issuers and companies located in countries having emerging markets. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in securities of issuers and companies located in countries having emerging markets. Although the Fund will focus its investment on the common stocks of emerging market companies, the Fund may also invest in other securities, including debt securities.

Many investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in the developed markets of the world. Investing in emerging markets can involve significant risks and the Fund is designed for aggressive investors.

In managing the Fund's portfolio, the Fund's adviser, Wachovia Investment Management Group (the "Adviser") considers countries having emerging markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. The Adviser will consider the following securities as permissible investments for the Fund:

 (i) securities of companies the principal securities trading market for which is an emerging market country, as described above;

 (ii) securities, traded in any market, of companies or issuers that derive 50% or more of their total revenue from either goods or services produced in such emerging market countries or sales made in such emerging market countries; or

(iii) securities of companies organized under the laws of, and with a principal office in, an emerging market country.

INVESTMENT PROCESS. In selecting equity securities for the Fund, the Adviser focuses on a broad diversification of emerging market countries. Initially, the Adviser identifies those emerging market countries that, in the Adviser's judgment, have made, or are currently making, progress toward improving their economies and market environments through financial and/or political reform, and which are likely to produce premium returns. Second, the Adviser then uses a disciplined allocation process to classify the emerging market countries that it has identified into one of two categories (or "Tiers"). The first, Tier 1, is comprised of the most established and liquid of emerging market countries. The second, Tier 2, represents those emerging market countries which are less established, smaller, and less liquid than those in Tier 1. Examples of countries classified in Tier 1 are Argentina, Brazil, Mexico and Thailand; examples of countries which are classified in Tier 2 include Columbia, Indonesia, Greece, Peru and Portugal.

In constructing the Fund's investment portfolio, the Adviser normally gives the Tier 1 emerging market countries a greater weighting than is afforded to the Tier 2 emerging market countries. Within each Tier, each emerging market country is equally weighted and then its weight is adjusted to reflect the Adviser's investment judgments regarding the particular country. The Adviser will consider economic factors, political conditions and currency and market valuation levels, in deciding upon which emerging market countries to include in the portfolio and how those countries should be classified and weighted.

The number of emerging market countries represented in the Fund's portfolio will vary over time. It is the Adviser's intention that the Fund remain broadly diversified across many emerging market countries, companies, and geographic regions. Under normal market conditions, the Adviser expects to invest in the securities of issuers located in a minimum of six different emerging market countries, with up to 25% of the Fund's total assets invested in any one country.

In selecting securities in each emerging market country for purchase by the Fund, the Adviser will focus on the most prominent and largest capitalized companies. The Adviser will seek to construct the Fund's investment portfolio in a manner that maintains adequate liquidity for trading purposes, and will attempt to utilize the low historical correlation of returns among emerging market countries to moderate the portfolio's volatility, wherever feasible.




RISK CONSIDERATIONS. Investing in the Fund entails a substantial degree of risk. Because of the special risks associated with investing in emerging markets, an investment in the Fund should be considered speculative. Investors are strongly advised to carefully consider the special risks involved in emerging markets, which are in addition to the usual risks of investing in domestic and in developed markets around the world. By itself, an investment in the Fund does not constitute a balanced investment plan. Investors should be willing to assume a higher degree of risk and accept a higher level of volatility than is generally associated with investment in more developed markets.


These risks include a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investment in securities of issuers in foreign nations. (Please refer to the Fund's Statement of Additional Information for an expanded discussion of sovereign debt obligations.) In addition, there is often less publicly available information about foreign issuers than those in the United States. Emerging market companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.





Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of a foreign currency against the U.S. dollar will result in corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes will also affect the Fund's income and distributions to shareholders. The Fund may be affected, either favorably or unfavorably, by the fluctuations in the relative rates of exchange between the currencies of different nations, and the Fund therefore may engage in certain hedging strategies. Such strategies involve certain investment risks and transaction costs to which the Fund might not otherwise be subject. These risks include dependence on the Adviser's ability to predict movements in exchange rates, and imperfect movements between exchange rates and currency hedges.

Emerging Markets. Brokerage commissions, fees for custodial services, and other costs relating to investments in emerging market countries are generally greater than in the United States. Such markets have different clearance and settlement procedures, and in certain markets, there have been occasions when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to effect certain transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in either losses to the Fund, if the value of the portfolio security subsequently declines, or, if the Fund has entered into a contract to sell the security, could result in possible claims against the Fund.

In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of the countries in which the Fund may invest also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have an adverse impact on the Fund. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Debt Obligations. From time to time, a portion of the Fund's portfolio may consist of lower-rated i.e., rated below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") debt obligations which are commonly referred to as "junk bonds." The Fund will not invest more than 35% of its total assets in such securities. A description of the rating categories is contained in the Appendix to this prospectus. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. Finally, the prices of fixed-income securities, including bonds, fluctuate inversely to the direction of interest rates. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. The Adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers. Purchasers should carefully assess the risks associated with an investment in the Fund.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

PORTFOLIO INVESTMENTS



Acceptable Investments. The Fund's investments will emphasize common stocks of foreign companies located in emerging market countries. The Fund's permissible investments may also include, but will not be limited to:

 . preferred stocks of foreign companies;

 . convertible securities and warrants of foreign companies;

 . investments in American Depositary Receipts ("ADRs") of foreign countries traded on the New York Stock Exchange or in over-the-counter markets, and investments in European Depositary Receipts ("EDRs," sometimes also referred to as Continental Depositary Receipts), which are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities;

 . fixed-income obligations of foreign governments, supranational entities and corporate debt obligations denominated in currencies other than U.S. dollars, rated B or better at the time of purchase by Moody's or S&P. (If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.); and


 . U.S. equity and debt securities rated, at the time of purchase, B or better by Moody's or S&P.



In addition to the acceptable investments discussed above, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Fund may also engage in put and call options, futures, and options on futures for hedging purposes. The Fund may also enter into foreign currency transactions and may maintain reserves in foreign or U.S. money market instruments.


Corporate Obligations. The Fund may invest in preferred stocks, bonds, notes, and debentures of corporate issuers located in countries with emerging markets. In addition, the Fund may invest in convertible securities, which are fixed-income securities that may be exchanged or converted into a predetermined number of shares at the option of the holder during a specified time period. The corporate obligations purchased by the Fund will be rated, at the time of purchase, B or better by Moody's or S&P, or, if unrated, will be of comparable quality as determined by the Adviser. (If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.)

Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

Investing in Securities of Other Investment Companies. Due to restrictions on direct investment by foreign entities in certain emerging market countries, investment in other investment companies may be the most practical or only manner in which the Fund can invest in securities markets of certain emerging countries. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and may be constrained by market availability. There can be no assurance that investment companies for investing in certain emerging market countries will be available for investment. The Fund will invest in such funds when, in the Adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge. While it is the Adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund would, however, continue to pay its own investment advisory fees and other expenses with respect to its investments in shares of closed-end companies.

U.S. Government Obligations. These securities include, but are not limited to:

 . direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and
 . notes, bonds and discount notes of U.S. government agencies or instrumentalities.

Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

 . the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
 . the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or . the credit of the agency or instrumentality.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the forward contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the Adviser will consider the likelihood of changes in currency values when making investment decisions, the Adviser believes that it is important to be able to enter into forward contracts when it believes the interest of the Fund will be served. The Fund will only enter into forward contracts for hedging purposes and will not enter into forward contracts in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

Put and Call Options. The Fund may purchase put options on its portfolio securities. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. These instruments may not be available with regard to the securities of certain emerging markets in which the Fund may invest.

Futures Contracts, Stock Index Futures and Options on Futures. The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in the price of its portfolio securities, but will not engage in futures transactions for speculative purposes. The Fund may also write call options and purchase put options on financial futures as a hedge to attempt to protect securities in its portfolio against decreases in value. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. The Fund may also utilize stock index futures contracts, and options on futures contracts, subject to the limitation that the value of these stock index futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks. These instruments may not be available with regard to the securities of certain emerging markets in which the Fund may invest.

Risks. When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, in the event the Adviser is incorrect in its expectations about the events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or options will exist at all times. Although the Adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities, as well as the Adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures or options prices could cause the Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, the Fund may be unable to anticipate the extent of its losses from futures transactions.

Restricted and Illiquid Securities. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities laws. To the extent that these securities are not determined to be liquid, the Fund will limit its purchase of these securities, together with other securities considered to be illiquid, to 15% of its net assets.

Temporary Investments. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in:

 . certificates of deposit, demand and time deposits, savings shares, bankers' acceptances, and other instruments of domestic and foreign banks and savings and loans, which institutions have capital, surplus, and undivided profits over $100 million, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund ("BIF"), or by the Savings Association



  Insurance Fund ("SAIF"), both of which are administered by the FDIC; and

 . commercial paper (including Canadian Commercial Paper and Europaper) rated A-1 or better by S&P, or Prime-1 by Moody's, or, if unrated, of comparable quality to the Fund's acceptable investments as determined by the Adviser.

The Fund may invest in certain temporary investments denominated in currencies other than U.S. dollars.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may not be able to engage in these types of transactions with regard to the securities of certain emerging markets in which the Fund may invest.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, as a matter of fundamental policy the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. The Fund may not be able to engage in these types of transactions with regard to the securities of certain emerging markets in which the Fund may invest. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


INVESTMENT  LIMITATION
          -





The Fund will not: borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval.


===============================================================================

                         THE BILTMORE FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust on behalf of the Fund, investment decisions for the Fund are made by Wachovia Asset Management (the "Adviser"), a business unit of Wachovia Bank of North Carolina, N.A., subject to direction by the Trustees. The Adviser continually conducts investment research and supervision of investments for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.


Advisory Fees. The Adviser receives an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The investment advisory contract provides that such fee shall be accrued and paid daily. The Adviser has undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

Adviser's Background. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts,



portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. Wachovia Bank of North Carolina, N.A., together with its affiliates, Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. (collectively, the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management has served as investment adviser to The Biltmore Funds since March 9, 1992. Wachovia Bank of North Carolina, N.A., also serves as investment adviser of Biltmore North Carolina Municipal Bond Fund, a portfolio of The Biltmore Municipal Funds, another investment company.



The Fund's portfolio managers are Michael J. Tierney, B. Scott Sadler, Timothy
L. Swanson and Paige C. Henderson. Mr. Tierney, Mr. Sadler and Mr. Swanson have managed the Fund since its inception in December, 1994. Ms. Henderson assumed co-management responsibility in 1995.


Mr. Tierney, who joined Wachovia Bank of North Carolina, N.A. in 1981, is Senior Vice President/Group Executive with Wachovia Asset Management and Chief Investment Officer of Wachovia Corporation. Mr. Tierney is a graduate of the University of Connecticut, and has more than 25 years of experience managing equity and fixed income investments.



Mr. Sadler is a Vice President of Wachovia Asset Management. He joined Wachovia



Bank of North Carolina, N.A. in 1987 and is responsible for managing personal trust investment portfolios. Mr. Sadler is a graduate of the University of Virginia's McIntire School of Commerce with a bachelor's degree in economics. Mr. Sadler is a Chartered Financial Analyst.



Mr. Swanson is an Assistant Vice President of Wachovia Asset Management. He joined Wachovia Bank of North Carolina, N.A. in 1991 and is also responsible for managing personal trust portfolios. Mr. Swanson is a graduate of Wake Forest University with a bachelor's degree in mathematical economics, and of the University of Rochester with a master's degree in economics. Mr. Swanson is a Chartered Financial Analyst.



Paige C. Henderson is an Assistant Vice President of Wachovia Asset Management in Winston-Salem, North Carolina. Ms. Henderson is an equity analyst in the Investment Asset Group. Ms. Henderson joined Wachovia in 1991 as an equity analyst. Ms. Henderson received a Bachelor of Science in Business Administration in 1986 and an MBA from the University of North Carolina at Chapel Hill in 1991. Ms. Henderson is a chartered financial analyst and a certified public accountant.


DISTRIBUTION OF SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS
The Distributor may pay financial institutions and other financial service providers, such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services. This fee, if paid, will be reimbursed by the Adviser and not the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services provides the Fund with certain administrative personnel and services necessary to operate the



Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                           Average Aggregate Daily
      Maximum              Net Assets of the Trust
Administrative Fee     and The Biltmore Municipal Funds

       .15 of 1%          of the first $250 million
      .125 of 1%           of the next $250 million
       .10 of 1%           of the next $250 million
      .075 of 1%     on assets in excess of $750 million






The administrative fee received during any fiscal year for the Fund and each of the other portfolios of The Biltmore Funds shall aggregate at least $75,000. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. and advised by the Adviser. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND
The Fund pays all of its own expenses and its allocable share of Trust expenses. These expenses include, but are not limited to, the costs of: organizing the Trust and continuing its existence; Trustees' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Trust, the Fund and shares of the Fund; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodian, transfer agent, dividend disbursing agent, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and government agencies; meetings of Trustees and shareholders and proxy solicitations therefor; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily waive and/or reimburse some expenses.


===============================================================================

                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. As a result, in computing the Fund's net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.





===============================================================================

                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


BY MAIL. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore Emerging Markets Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in shares of the Fund is $250. This amount may be waived from time to time. Subsequent investments may be in amounts of $50 or more.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                  Percentage of
Amount of Transaction                       Public Offering Price           Net Amount Invested

Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%






The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.



PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, agency, custodial, or similar capacity. Trustees, officers, directors and retired directors, advisory board members, employees and retired employees of the Fund and the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. Trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value. Purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of the Trust, including the Fund ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the Fund, the Biltmore Balanced Fund, the Biltmore Equity Fund, the Biltmore Fixed Income Fund, the Biltmore Special Values Fund, and the Investment Shares class of the Biltmore Money Market Fund (the "Money Fund").


SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor.

The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of the Fund through:




 . quantity discounts and accumulated purchases;
 . signing a 13-month letter of intent;
 . using the reinvestment privilege; or
 . concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of the Fund is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Fund equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The 4.50% held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds in the Fund at the next determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more of the Funds and the portfolios in The Biltmore Municipal Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the other Funds with a sales charge, and $40,000 in another fund of the Trust with a sales charge, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.


PLAN RIGHT OF ACCUMULATION. Purchases of the Fund by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of all shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges as shown in the table in this prospectus under the section entitled "What Shares Cost." However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.


SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.




CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year.

SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS
Dividends are declared and paid annually to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on the payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS
Capital gains, when realized by the Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE

All shareholders of the Fund are shareholders of the Trust. The Trust currently consists of the Funds, as previously defined in the "General Information" section of this prospectus. The Funds are advised by Wachovia Asset Management and distributed by Federated Securities Corp.

Shareholders of the Fund have easy access to the other Funds comprising the Trust, to the three portfolios of The Biltmore Municipal Funds (Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and South Carolina Municipal Bond Fund), and to the International Equity Fund (a mutual fund advised by Fiduciary International, Inc.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of the Participating Funds may be exchanged for shares of the Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into The Biltmore Municipal Funds should consult their tax advisers, since the tax advantages of each portfolio of The Biltmore Municipal Funds may vary.




Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.




In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible



Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Fund, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).


EXCHANGE BY TELEPHONE. Instructions for exchanges between Participating Funds may be given by telephone to Wachovia Investments, Inc. Trust customers should contact their account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


===============================================================================

                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


 . a trust company or commercial bank whose deposits are insured by the BIF;

 . a member firm of the New York, American, Boston, Midwest, or Pacific Stock
  Exchange;

 . a savings bank or savings and loan association whose deposits are insured by the SAIF; or

 . any other "eligible guarantor institution," as defined in the Securities
  Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $250 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $250 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


===============================================================================

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.






===============================================================================

                             EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment adviser, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.



The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their investment advisory contract and custodian agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.



===============================================================================

                                TAX INFORMATION

The Fund expects to pay no federal income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Investment income received by the Fund from sources within emerging market countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduced tax rates or exemptions on this income. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various emerging market countries is unknown. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

Unless otherwise exempt, shareholders are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide shareholders with tax information for reporting purposes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Internal Revenue Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Internal Revenue Code, as amended, may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


===============================================================================

                            PERFORMANCE INFORMATION

From time to time the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




===============================================================================

                                  Addresses

-------------------------------------------------------------------------------

Biltmore Emerging Markets Fund               Federated Investors Tower
                                          Pittsburgh, Pennsylvania 15222-3779

-------------------------------------------------------------------------------

Distributor                              Federated Securities Corp.
                                       Federated Investors Tower
                                       Pittsburgh, Pennsylvania 15222-3779



-------------------------------------------------------------------------------

Investment Adviser                    Wachovia Asset Management
                                       301 North Main Street
                                       Winston-Salem, North Carolina 27150

-------------------------------------------------------------------------------

Custodian                           Wachovia Bank of North Carolina, N.A.
                                       Wachovia Trust Operations
                                       301 North Main Street
                                       Winston-Salem, North Carolina 27150

-------------------------------------------------------------------------------

Transfer Agent, Dividend Disbursing Agent, Federated Services Company
and Portfolio Recordkeeper               Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779

-------------------------------------------------------------------------------

Counsel to The Biltmore Funds           Kirkpatrick & Lockhart LLP
                                       1800 Massachusetts Avenue, N.W.
                                       Washington, D.C. 20036-1800

-------------------------------------------------------------------------------

Counsel to the Independent Trustees       Piper & Marbury L.L.P.



                                       1200 Nineteenth Street, N.W.
                                       Washington, D.C. 20036-2430

-------------------------------------------------------------------------------

Independent Auditors                       Ernst & Young LLP
                                       One Oxford Centre
                                       Pittsburgh, Pennsylvania 15219

-------------------------------------------------------------------------------

The Biltmore Service Center             101 Greystone Boulevard
                                       SC-9215
                                       Columbia, South Carolina 29226

-------------------------------------------------------------------------------

                  Biltmore Emerging Markets Fund Prospectus
                A Diversified Portfolio of The Biltmore Funds
                  An Open-End, Management Investment Company




                                                              Cusip 090297797
January 31, 1996                                          G00648-01 (1/96)
822-24 (1/96)




                        BILTMORE EMERGING MARKETS FUND
                      (A PORTFOLIO OF THE BILTMORE FUNDS)
                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information should be read with the prospectus of Biltmore Emerging Markets Fund (the "Fund") of The Biltmore Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free 1-800-994-4414.
   Federated Investors Tower
   Pittsburgh, Pennsylvania 15222-3779

                         Statement dated January 31, 1996


FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND        2

INVESTMENT OBJECTIVE AND POLICIES         2

TYPES OF INVESTMENTS                      2

INVESTMENT LIMITATIONS                   19

THE BILTMORE FUNDS MANAGEMENT            24

 Officers and Trustees                   24
 Fund Ownership                          28
 Trustees Compensation                   12
 Trustee Liability                       29
INVESTMENT ADVISORY SERVICES             29

 Adviser to the Fund                     29
 Advisory Fees                           30
BROKERAGE TRANSACTIONS                   31

OTHER SERVICES                           32

 Administration                          13
 Custodian                               13
 Transfer Agent                          13
 Legal Services                          33
 Independent Auditors                    33
 Portfolio Turnover                      14
PURCHASING FUND SHARES                   34

 Conversion to Federal Funds             34
DETERMINING NET ASSET VALUE              34



DETERMINING MARKET VALUE OF SECURITIES   34

REDEEMING FUND SHARES                    36

 Redemption in Kind                      36
MASSACHUSETTS BUSINESS TRUSTS            36

TAX STATUS                               37

 The Fund's Tax Status                   37
 Shareholders' Tax Status                38
 Capital Gains                           38
TOTAL RETURN                             38

YIELD                                    38

PERFORMANCE COMPARISONS                  39

FINANCIAL STATEMENTS                     42

APPENDIX                                 42



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in The Biltmore Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to produce long-term capital appreciation. The objective cannot be changed without approval of shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
TYPES OF INVESTMENTS
The Fund invests principally in a professionally managed and diversified portfolio of securities of issuers and companies located in countries having emerging markets. Although the Fund may invest in other securities and in money market instruments, it is the Fund's policy, under normal market conditions, to invest at least 65% of its assets in securities of issuers and companies located in countries having emerging markets.
INVESTMENT PHILOSOPHY
As described in the Fund's prospectus under "Investment Policies" and "Investment Process," the Fund's investment adviser (the "Adviser") manages the Fund's portfolio to attempt to capture the return opportunities presented by securities of issuers and companies located in emerging markets. In light of recent political events (for example, the fall of Communism in Europe, the opening of China to Western investment, the move toward free-market capitalism in many developing countries, etc.), conditions for investing in many emerging market economies have become attractive. A number of emerging market capitalist economies present striking market growth opportunities (stemming from the increasing number of working-class and middle-class citizens in those nations who are now demanding improved housing, infrastructure such as roads and utilities and a greater array of consumer goods). In view of the fact that approximately 75% of the world's population resides in emerging market countries, and many of these countries are still in the early or initial stages of growth and development, it is conceivable that many of these emerging market countries will exhibit economic and earnings growth that exceeds similar measurements in what have been traditionally characterized as the developed nations of Europe, Japan, and the United States. While past performance is not a guarantee of future results, this trend has been seen in recent years, as the stock markets of a number of emerging market economies have outperformed the stock markets of more developed countries. Investors should recognize that investments in emerging market countries present a number of risks, which are discussed in the Fund's prospectus. Currently, the Fund may invest in the securities of issuers located in the following countries: Argentina, Brazil, Chile, China, the Czech Republic, Greece, Hong Kong, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Portugal, South Korea, Taiwan, Thailand, and Turkey.
MORTGAGE-BACKED SECURITIES
The mortgages underlying mortgage-backed securities often may be prepaid without penalty or premium. Therefore, mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage-backed securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches in order to reduce the risk of prepayments for the other tranches. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of mortgage-backed securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.
CONVERTIBLE SECURITIES
When owned as part of a unit along with warrants, which are options to buy the common stock, convertible securities function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stock provide a stable stream of income with generally higher yields than common stock, but lower than non-convertible securities of similar quality.
The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determination of the issuer's profits, and the issuer's management capability and practices.
WARRANTS
Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
SOVEREIGN DEBT OBLIGATIONS
The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. The Fund may also invest in debt obligations of supranational entities, which include international organizations designed or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (World Bank), European Investment Bank and Inter-American Development Bank.
FUTURES AND OPTIONS TRANSACTIONS
As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge its portfolio by buying and selling financial futures contracts and stock index futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.
The Fund will maintain its positions in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally-recognized exchange which provides a secondary market for options of the same series.
In addition to purchasing put options and writing call options as described in the prospectus, the Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.
The Fund may also write call options and purchase put options on financial futures and stock index futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value.
FUTURES CONTRACTS
A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future.
A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration.
There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.
PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option, plus the decrease in value of the hedged securities.



Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.
Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.



The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
FOREIGN CURRENCY TRANSACTIONS
  CURRENCY RISKS
     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.
     The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.
  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Fund may enter into forward foreign currency exchange contracts in order to protect against possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.
     The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer that one year.
  FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.
     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.



     A call option on a foreign security generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency to put a hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS
     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd market lot (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.



  FOREIGN CURRENCY FUTURES TRANSACTIONS
      By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.
   SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS
      Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.
      Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.
"MARGIN" IN FUTURES TRANSACTIONS
Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
A futures contract held by the Fund is valued daily at the official settlement price or the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.
The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
The Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, the Fund will disclose to all prospective investors, the limitations on its futures and option transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.
RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Fund, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;



   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. government, its agencies or instrumentalities, bonds, debentures, notes, or certain debt instruments as permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.



  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain securities not determined by the Trustees to be liquid.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except it may invest in the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or the Adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purpose of exercising control or management.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York or American Stock Exchange.



  INVESTING IN OPTIONS
     The Fund will not purchase put or call options on securities or futures contracts if more than 5% of the value of the Fund's total assets would be invested in premiums on open option positions.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  ARBITRAGE TRANSACTIONS
     The Fund will not enter into transactions for the purpose of engaging in arbitrage.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund does not intend to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year.



For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
To comply with registration requirements in certain states, the Fund (1) will limit the margin deposits on futures contracts entered into by the Fund to 5% of its net assets, (2) will limit the aggregate value of the assets underlying covered call options or put options written by the Fund to not more than 25% of its net assets, and (3) will limit the premiums paid for options purchased by the Fund to 5% of its net assets. (If state requirements change, these restrictions may be revised without shareholder notification.)
THE BILTMORE FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees of the Trust are listed with their principal occupations, birthdates, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Municipal Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.




James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931




Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee



Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).


Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee

President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA



September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, on behalf of certain underlying accounts, owned approximately 1,044,779 shares (15.00%).


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION  PAID
POSITION WITH THE     COMPENSATION FROM   TO THE TRUSTEES  FROM THE TRUST
TRUST                 THE TRUST*+         AND FUND COMPLEX#


James A. Hanley,         $21,857           $22,725 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

Samuel E. Hudgins,       $22,937           $23,850 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex




J. Berkley Ingram, Jr.,  $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex

D. Dean Kaylor,          $19,483           $20,250 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex
Charles S. Way, Jr.,     $ 0               $ 0 for the Trust and one other
Trustee                                    investment company in the Fund
                                           Complex


*Information is furnished for the fiscal year ended November 30, 1995.
+The aggregate compensation is paid by the Trust, which is comprised of twelve portfolios.
# The Fund Complex is comprised of 15 portfolios.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Asset Management (the "Adviser"). The Adviser is a business unit of Wachovia Bank of North Carolina, N.A., which is a wholly-owned subsidiary of Wachovia Corporation of North Carolina, a wholly-owned subsidiary of Wachovia Corporation.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the perod from December 26, 1994 (date of initial public investment) to November 30, 1995, the Adviser earned $371,458, of which $60,903 was voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offfer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, the Fund paid $437,055 in commissions on brokerage transactions.
Although investment decisions for the Fund are made independently frm those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

ADMINISTRATION
Federated Administrative Services ("FAS'), a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, FAS earned $75,000, of which $41,860 was voluntarily waived.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.



TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent (the "Transfer Agent") for the shares of the Fund, and dividend disbursing agent for the Fund. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania. PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. Transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio. For the period ending November 30, 1995, the Adviser does not expect the Fund's portfolio turnover to exceed 100%.
For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, the Fund's portfolio turnover rate was 17%.



PURCHASING FUND SHARES

Shares of the Fund are sold at net asset value plus an applicable sales charge on days on which the New York Stock Exchange, the Wachovia Banks (as such term is defined in the prospectus) and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES

The market value of the Fund's portfolio securities are determined as follows:
   o for equity securities, according to the last sale price on a national securities exchange, if available;
   o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
   o for unlisted equity securities, the latest bid prices;
   o for bonds and other fixed income securities, as determined by an independent pricing service;
   o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost;
   o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices, and may reflect: institutional trading in similar groups of securities; yield; quality; coupon rate; maturity; type of issue; trading characteristics; and other market data.
The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.
TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing its net asset value, the Fund values foreign securities at the latest closing price on the exchange on which the securities are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.



REDEEMING FUND SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
MASSACHUSETTS BUSINESS TRUSTS

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or the Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.



SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares. TOTAL RETURN

For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, the Fund's cumulative total return was (0.57%).
Cumulative total return reflects a Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales load. The Fund's total return is representative of only eleven months activity since the Fund's effective date.
YIELD

The yield for the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
   o stock market fluctuations;
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's expenses;
   o the relative amount of Fund cash flow; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:



   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time.
   o EUROPE, AUSTRALIA, AND FAR EAST ("EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.
   o INTERNATIONAL FINANCE CORPORATION ("IFC") EMERGING MARKET INDICES are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America, and the Middle East/Africa. The IFC calculates both a "Global" and an "Investable" version of its index. The "Global" version includes companies and countries with regard to their access to foreign investors. The "Investable" Index adjusts company and market weights to reflect their accessibility to foreign investors. The IFC Global Index currently covers approximately 1,200 securities in 25 markets; the IFC Investable Index currently covers approximately 900 securities in 24 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes). The IFC is a subsidiary of the World Bank, and has been collecting data on emerging markets since 1975.
   o MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EMERGING MARKETS INDICES are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America, and the Middle East/Africa. MSCI calculates a "Global" and a "Free" version of its index. The "Global" version includes companies and countries without regards to their access to foreign investors. The "Free" Index adjusts company and market weights to reflect their assessibility to foreign investors. The MSCI Global Index currently covers approximately 630 securities in 20 markets; the MSCI Free Index currently covers approximately 560 securities in 19 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes).
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on the annual reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.



FINANCIAL STATEMENTS

The financial statements for the fiscal period ended November 30, 1995, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1995 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC--Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.



While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
C--The rating "C" is reserved for income bonds on which no interest is being paid.
D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
 CA--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Cusip 090297797
G00648-02 (1/96)


             The Biltmore Funds and The Biltmore Municipal Funds

The Biltmore Funds and The Biltmore Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are open-end, management investment companies which offer separate investment portfolios, each having its own investment objective and policies for different investor needs. The shares offered by this prospectus represent interests in the following portfolios (individually referred to as the "Fund" or collectively as the "Funds"):

                =============================================
                              The Biltmore Funds
                             Biltmore Equity Fund
                      Biltmore Quantitative Equity Fund
                          Biltmore Equity Index Fund
                         Biltmore Special Values Fund
                        Biltmore Emerging Markets Fund
                            Biltmore Balanced Fund
                          Biltmore Fixed Income Fund
                    Biltmore Short-Term Fixed Income Fund
                =============================================
                         The Biltmore Municipal Funds
                     Biltmore Georgia Municipal Bond Fund
                 Biltmore North Carolina Municipal Bond Fund
                 Biltmore South Carolina Municipal Bond Fund

In addition, The Biltmore Funds offers through separate prospectuses the following money market portfolios, each having distinct investment objectives and policies: Biltmore Money Market Fund, Biltmore Prime Cash Management Fund, Biltmore Tax-Free Money Market Fund, and Biltmore U.S. Treasury Money Market Fund.




                                  Prospectus
                               January 31, 1996

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of Georgia, N.A., Wachovia Bank of North Carolina, N.A., or Wachovia Bank of South Carolina or any of their affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal amount invested.


This prospectus contains the information you should read and know before you invest in the Funds. Keep this prospectus for future reference. The Funds have also filed Statements of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statements of Additional Information is incorporated by reference into this prospectus. To request a copy of any of the Statements of Additional Information, free of charge, obtain other information, or make inquiries about the Funds, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by The Securities and Exchange Commission or any state securities commission nor has The Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                             WACHOVIA INVESTMENTS
                          MAKE YOURSELF COMFORTABLE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------------
SUMMARY OF INVESTMENT INFORMATION                                              1
  Who May Want To Invest In the Biltmore Funds
     and the Biltmore Municipal Funds?                                         1
  Who Manages The Funds?                                                       1
  How to Buy And Sell Shares                                                   1
  Risk Factors                                                                 1
---------------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       2
---------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           4
---------------------------------------------------------
GENERAL INFORMATION                                                            6
---------------------------------------------------------
THE BILTMORE FUNDS                                                             6
  Biltmore Equity Fund                                                         6
  Biltmore Quantitative Equity Fund                                            6
  Biltmore Equity Index Fund                                                   6
  Biltmore Special Values Fund                                                 7



  Biltmore Emerging Markets Fund                                               7
  Biltmore Balanced Fund                                                       7
  Biltmore Fixed Income Fund                                                   8
  Biltmore Short-Term Fixed Income Fund                                        8
---------------------------------------------------------
THE BILTMORE MUNICIPAL BOND FUNDS                                              8
  Biltmore Georgia Municipal Bond Fund                                         8
  Biltmore North Carolina Municipal Bond Fund                                  8
  Biltmore South Carolina Municipal Bond Fund                                  9

---------------------------------------------------------
PORTFOLIO INVESTMENTS AND STRATEGIES                                          10
---------------------------------------------------------
INVESTMENT LIMITATIONS                                                        21
---------------------------------------------------------
TRUST INFORMATION                                                             21
---------------------------------------------------------
DISTRIBUTION OF SHARES                                                        23
---------------------------------------------------------
NET ASSET VALUE                                                               24
---------------------------------------------------------
INVESTING IN THE FUNDS                                                        24
---------------------------------------------------------
REDEEMING SHARES                                                              28
---------------------------------------------------------
SHAREHOLDER INFORMATION                                                       29
---------------------------------------------------------
EFFECT OF BANKING LAWS                                                        29



---------------------------------------------------------
TAX INFORMATION                                                               29
---------------------------------------------------------
MUNICIPAL BOND FUNDS TAX INFORMATION                                          30
---------------------------------------------------------
PERFORMANCE INFORMATION                                                       31
---------------------------------------------------------
ADDRESSES                                                             BACK COVER

---------------------------------------------------------
---------------------------------------------------------
                       SUMMARY OF INVESTMENT INFORMATION

WHO MAY WANT TO INVEST IN THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS? THE BILTMORE FUNDS and THE BILTMORE MUNICIPAL FUNDS offer investment opportunities to a wide range of investors, from those who may be investing for the short-term to those with long-term goals. In addition to certain money market portfolios offered pursuant to a separate prospectus, the Trusts currently offer the following eleven professionally managed, diversified portfolios:
 BILTMORE EQUITY FUND ("EQUITY FUND")--seeks to produce growth of principal and income;
 BILTMORE QUANTITATIVE EQUITY FUND ("QUANTITATIVE EQUITY FUND")--seeks to provide growth of principal and income;
 BILTMORE EQUITY INDEX FUND ("EQUITY INDEX FUND")-- seeks to provide a total return that approximates that of the stock market as measured by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index");
 BILTMORE SPECIAL VALUES FUND ("SPECIAL VALUES FUND")-- seeks to produce growth of principal;
 BILTMORE EMERGING MARKETS FUND ("EMERGING MARKETS FUND")--seeks to produce long-term capital appreciation;
 BILTMORE BALANCED FUND ("BALANCED FUND")--seeks to provide long-term growth of principal and current income;
 BILTMORE FIXED INCOME FUND ("FIXED INCOME FUND")-- seeks a high level of total return;
 BILTMORE SHORT-TERM FIXED INCOME FUND ("SHORT-TERM FIXED INCOME FUND")--seeks to produce a high level of current income;
 BILTMORE GEORGIA MUNICIPAL BOND FUND ("GEORGIA MUNICIPAL BOND FUND")--seeks to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia;
 BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND ("NORTH CAROLINA MUNICIPAL BOND FUND")--seeks to provide current income which is exempt from federal regular income tax and the income tax imposed by the State of North Carolina; and BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND ("SOUTH CAROLINA MUNICIPAL BOND FUND")--seeks to provide current income which is exempt from federal regular income tax and the South Carolina state income taxes.

WHO MANAGES THE FUNDS?
Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., serves as investment adviser to THE BILTMORE FUNDS and the NORTH CAROLINA MUNICIPAL BOND FUND. Wachovia Bank of Georgia, N.A. serves as investment adviser to GEORGIA MUNICIPAL BOND FUND and Wachovia Bank of South Carolina, N.A. serves as investment adviser to SOUTH CAROLINA MUNICIPAL BOND FUND. Twin Capital Management, Inc. serves as sub-adviser to the QUANTITATIVE EQUITY FUND.

HOW TO BUY AND SELL SHARES?



You may buy and sell shares of any of the Funds by telephone, by mail, or in person. Except as indicated below, all shares are sold with sales charges. Fund shares are redeemed at net asset value. The Trusts also offer you the privilege of exchanging shares of one Fund for another. For more information, please see "Investing in the Funds," "Redeeming Shares," "Exchange Privilege," and "Exchange by Telephone."

RISK FACTORS
Investors should be aware of general risks associated with investment in mutual funds. Market values of fixed income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to change in prevailing interest rates. Foreign securities in which some of the Funds (particularly the EMERGING MARKETS FUND) may invest may be subject to certain risks in addition to those inherent in U.S. investments. One or more of the Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities, and entering into futures contracts and related options, entering into foreign currency transactions and forward foreign currency exchange contracts and borrowing money for investment purposes. These risks and those associated with investing in mortgage-backed securities, foreign securities, when-issued securities, variable rate securities, and equity securities are described under "Portfolio Investments and Strategies."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES



                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS
                        SHAREHOLDER TRANSACTION EXPENSES



                                                                                       QUANTITATIVE     EQUITY       SPECIAL
                                                                             EQUITY       EQUITY         INDEX        VALUES
                                                                              FUND          FUND          FUND         FUND
                                                                             -----         -----         -----        -----
Maximum Sales Load Imposed on Purchases (as a percentage of offering
price)                                                                        4.50%         4.50%         4.50%        4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                           None          None          None         None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                  None          None          None         None
Redemption Fees (as a percentage of amount redeemed, if applicable)           None          None          None         None
Exchange Fee                                                                  None          None          None         None

                                                                EMERGING
                                                                 MARKETS     BALANCED
                                                                  FUND         FUND
                                                                  -----        -----
Maximum Sales Load Imposed on Purchases (as a percentage of
price)                                                             4.50%        4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                None         None
Contingent Deferred Sales Charge (as a percentage of origin
price or redemption proceeds, as applicable)                       None         None



Redemption Fees (as a percentage of amount redeemed, if app        None         None
Exchange Fee                                                       None         None





                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver if applicable) (1)                               0.63%         0.60%         0.25%        0.50%
12b-1 Fees                                                                    None          None          None         None
Other Expenses (after waivers if applicable) (2)                              0.27%         0.27%         0.23%        0.79%
    Shareholder Servicing Agent Fee (3)                           0.00%
        Total Fund Operating Expenses (after waivers if applicable)
          (4)                                                                 0.90%         0.87%         0.48%        1.29%

Management Fee (after waiver if applicable) (1)                    1.00%        0.54%
12b-1 Fees                                                         None         None
Other Expenses (after waivers if applicable) (2)                   0.90%        0.22%
    Shareholder Servicing Agent Fee (3)
        Total Fund Operating Expenses (after waivers if app
          (4)                                                      1.90%        0.76%





                        SHAREHOLDER TRANSACTION EXPENSES



                                                                      FIXED       SHORT-TERM      GEORGIA    NORTH CAROLINA
                                                                     INCOME      FIXED-INCOME    MUNI BOND      MUNI BOND
                                                                      FUND           FUND          FUND           FUND
                                                                    ---------        -----         -----          -----
Maximum Sales Load Imposed on Purchases (as a percentage of
offering price)                                                          4.50%        2.50%         4.50%          4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                      None         None          None           None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                    None         None          None           None
Redemption Fees (as a percentage of amount redeemed, if
applicable)                                                              None         None          None           None
Exchange Fee                                                             None         None          None           None

                                                         SOUTH CAROLINA
                                                            MUNI BOND
                                                              FUND
                                                             -----
Maximum Sales Load Imposed on Purchases (as a percentag
offering price)                                                  4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                              None
Contingent Deferred Sales Charge (as a percentage of or



purchase price or redemption proceeds, as applicable)            None
Redemption Fees (as a percentage of amount redeemed, if
applicable)                                                      None
Exchange Fee                                                     None





                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver if applicable) (1)                          0.50%        0.37%         0.13%          0.14%
12b-1 Fees                                                               None         None          None           None
Other Expenses (after waivers if applicable) (2)                         0.24%        0.26%         0.79%          0.71%
    Shareholder Servicing Agent Fee (3)                       0.00%
        Total Fund Operating Expenses (after waivers if
          applicable) (4)                                                0.74%        0.63%         0.92%          0.85%

Management Fee (after waiver if applicable) (1)                  0.20%
12b-1 Fees                                                       None
Other Expenses (after waivers if applicable) (2)                 0.38%
    Shareholder Servicing Agent Fee (3)
        Total Fund Operating Expenses (after waivers if
          applicable) (4)                                        0.58%





(1) The management fee has been reduced to reflect the voluntary waiver by the investment advisers. The advisers can terminate this voluntary waiver at any time at their sole discretion. The maximum management fee is 0.30% for the EQUITY INDEX FUND, 0.55% for the SHORT-TERM FIXED INCOME FUND, 0.60% for the FIXED INCOME FUND, 0.70% for the EQUITY FUND, QUANTITATIVE EQUITY FUND and BALANCED FUND, 0.75% for the GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND, 0.80% for the SPECIAL VALUES FUND, and 1.00% for the EMERGING MARKETS FUND.

(2) Other expenses would have been 1.07% for the SPECIAL VALUES FUND and 1.08% for the EMERGING MARKETS FUND absent the voluntary waiver by the administrator. Other expenses would have been 2.05% for the GEORGIA MUNICIPAL BOND FUND and 1.29% for the NORTH CAROLINA MUNICIPAL BOND FUND absent the voluntary waivers by the administrator and portfolio accountant. The administrator and portfolio accountant can terminate these voluntary waivers at any time at their sole discretion.

(3) As of the date of this prospectus, the Funds are not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "THE BILTMORE FUNDS INFORMATION" and "THE BILTMORE MUNICIPAL FUNDS INFORMATION."

(4)  Total Fund Operating Expenses for the EMERGING MARKETS FUND were 1.80% for the fiscal year ended November 30, 1995 and would have been 0.97% for the EQUITY FUND and the QUANTITATIVE EQUITY FUND, 0.53% for the EQUITY INDEX FUND, 1.87% for the SPECIAL VALUES FUND, 0.92% for the BALANCED FUND, 0.84% for the FIXED INCOME FUND, 0.81% for the SHORT-TERM FIXED INCOME FUND, 2.80% for the GEORGIA MUNICIPAL BOND FUND, 2.04% for the NORTH CAROLINA MUNICIPAL BOND FUND, and 1.13% for the SOUTH CAROLINA MUNICIPAL BOND FUND absent the voluntary waivers described above in Notes 1 and 2.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "THE BILTMORE FUNDS INFORMATION", "THE BILTMORE MUNCIPAL FUNDS INFORMATION" and "Investing in the Fund."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load. As noted in the table above, the Fund charges no redemption fees.



                                             QUANTITATIVE     EQUITY       SPECIAL     EMERGING
                                  EQUITY        EQUITY         INDEX       VALUES       MARKETS     BALANCED
                                   FUND          FUND          FUND         FUND         FUND         FUND
                                   -----         -----         -----        -----        -----        -----
1 Year                           $      54     $      53     $      50    $      58    $      63    $      52
3 Years                          $      72     $      72     $      60    $      84    $     102    $      68
5 Years                          $      93     $      91     $      71    $     113    $     143    $      85
10 Years                         $     151     $     147     $     103    $     194    $     257    $     135




                                                SHORT-TERM      GEORGIA    NORTH CAROLINA   SOUTH CAROLINA
                                FIXED INCOME   FIXED-INCOME    MUNI BOND      MUNI BOND        MUNI BOND
                                    FUND           FUND          FUND           FUND             FUND
                                   -----          -----         -----          -----            -----
1 Year                            $      52      $      31     $      54      $      53        $      51
3 Years                           $      68      $      45     $      73      $      71        $      63
5 Years                           $      84      $      59     $      94      $      90        $      76
10 Years                          $     133      $     102     $     153      $     145        $     114





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                               THE BILTMORE FUNDS

                          THE BILTMORE MUNICIPAL FUNDS

(For a share outstanding throughout each period)

The following table has been audited by Ernst & Young LLP, the Funds' independent auditors. Their report dated January 15, 1996, on the Funds' financial statements for the year ended November 30, 1995 and on the following table for the periods presented, is included in the Annual Reports to Shareholders dated November 30, 1995, which are incorporated herein by reference. This table should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained free of charge from the Trusts.



                                        NET REALIZED                               DISTRIBUTIONS TO
                                             AND                    DIVIDENDS TO     SHAREHOLDERS
               NET ASSET                 UNREALIZED                 SHAREHOLDERS       FROM NET
   PERIOD       VALUE,         NET       GAIN (LOSS)   TOTAL FROM     FROM NET       REALIZED GAIN
   ENDED       BEGINNING   INVESTMENT        ON        INVESTMENT    INVESTMENT      ON INVESTMENT
NOVEMBER 30,   OF PERIOD     INCOME      INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS
----------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
1993(a)        $   10.00         0.12          0.25          0.37       (0.09)             --
1994           $   10.28         0.20          0.12          0.32       (0.20)           (0.08)
1995           $   10.32         0.23          2.64          2.87       (0.25)           (0.23)
BILTMORE QUANTITATIVE EQUITY FUND
1994(b)        $   10.00         0.12         (0.43)        (0.31)      (0.09)            --
1995           $    9.60         0.22          3.51          3.73       (0.22)            --
BILTMORE EQUITY INDEX
FUND
1993(a)        $   10.00         0.15          0.43          0.58       (0.11)            --
1994           $   10.47         0.25         (0.19)         0.06       (0.24)           (0.02)
1995           $   10.27         0.28          3.37          3.65       (0.27)           (0.03)
BILTMORE SPECIAL VALUES FUND
1993(a)        $   10.00       (0.002)        0.242          0.24        --               --
1994           $   10.24         0.06         (0.22)        (0.16)      (0.05)           (0.28)
1995           $    9.75         0.09          2.42          2.51       (0.02)           (0.06)
BILTMORE EMERGING MAKETS FUND
1995(c)        $   10.00         0.05          0.36          0.41        --               --



BILTMORE BALANCED FUND
1993(a)        $   10.00         0.19          0.29          0.48       (0.15)            --
1994           $   10.33         0.35         (0.38)        (0.03)      (0.33)           (0.04)
1995           $    9.93         0.40          2.13          2.53       (0.38)           (0.16)
BILTMORE FIXED INCOME FUND
1993(a)        $   10.00         0.31         (0.01)         0.30       (0.30)            --
1994           $   10.00         0.56         (0.98)        (0.42)      (0.55)           (0.06)
1995           $    8.97         0.58          0.92          1.50       (0.57)            --
BILTMORE SHORT-TERM FIXED INCOME FUND
1993(a)        $   10.00         0.27         (0.10)         0.17       (0.26)            --
1994           $    9.91         0.45         (0.33)         0.12       (0.45)            --
1995           $    9.58         0.59          0.24          0.83       (0.52)            --
BILTMORE GEORGIA MUNICIPAL BOND FUND
1995(c)        $   10.00         0.41          0.96          1.37       (0.41)            --
BILTMORE NORTH CAROLINA MUNICIPAL BOND
FUND
1995(c)        $   10.00         0.43          0.99          1.42       (0.43)            --
BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND (D)
9/30/91(e)     $   10.00         0.43          0.17          0.60       (0.43)            --
9/30/92        $   10.17         0.60          0.36          0.96       (0.60)            --
9/30/93        $   10.53         0.59          0.74          1.33       (0.59)            --
11/30/93(f)    $   11.27         0.10         (0.15)        (0.05)      (0.10)            --
11/30/94       $   11.12         0.56         (1.04)        (0.48)      (0.56)           (0.03)
11/30/95       $   10.05         0.56          1.10          1.66       (0.56)           (0.10)





  * Computed on an annualized basis.

(a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

(b) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

(c) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(d) Prior to November 30, 1993 the Fund's year end was September 30th.

(e) Reflects operations for the period from January 11, 1991 (date of initial public investment) to September 30, 1991.

(f) Reflects operations for the two months ended November 30, 1993.

(g) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Funds' performance is contained in the Funds' Annual Reports for the fiscal year ended November 30, 1995, which can be obtained free of charge.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                                NET ASSETS,
                                             RATIOS TO AVERAGE NET ASSETS           END
                NET ASSET                                 NET                    OF PERIOD    PORTFOLIO
    TOTAL      VALUE, END      TOTAL                  INVESTMENT     EXPENSE       (000       TURNOVER
DISTRIBUTIONS   OF PERIOD    RETURN(G)    EXPENSES      INCOME      WAIVER(H)    OMITTED)       RATE
--------------------------------------------------------------------------------------------------------
      (0.09)    $   10.28         3.68%        0.81%*       2.18%*    0.32   %*  $  61,997           50%
      (0.28)    $   10.32         3.10%        0.87%        1.98%     0.16   %   $  87,022           35%
      (0.48)    $   12.71        28.74%        0.90%        1.99%     0.07   %   $ 130,150           65%
      (0.09)    $    9.60        (3.08%)       0.90%*       1.83%*    0.10   %*  $  91,979           64%
      (0.22)    $   13.11        39.33%        0.87%        1.93%     0.10   %   $ 121,895           63%
      (0.11)    $   10.47         5.80%        0.43%*       2.54%*    0.12   %*  $ 149,266            9%
      (0.26)    $   10.27         0.56%        0.46%        2.44%     0.08   %   $ 183,852            9%
      (0.30)    $   13.62        36.15%        0.48%        2.39%     0.05   %   $ 186,841           60%
        --      $   10.24         2.40%        1.25%*      (0.03%)*   1.79   %*  $  12,072           68%
      (0.33)    $    9.75        (1.61%)       1.13%        0.63%     1.09   %   $  17,431           62%
      (0.08)    $   12.18        25.91%        1.29%        0.80%     0.58   %   $  24,093           57%
        --      $   10.41         4.10%        1.80%*       0.85%*    0.28   %*  $  71,276           17%
      (0.15)    $   10.33         4.89%        0.75%*       3.30%*    0.19   %*  $ 166,271           60%
      (0.37)    $    9.93        (0.39%)       0.75%        3.46%     0.17   %   $ 194,430           74%
      (0.54)    $   11.92        26.32%        0.76%        3.58%     0.16   %   $ 207,421          102%
      (0.30)    $   10.00         3.02%        0.68%*       5.44%*    0.19   %*  $ 140,325          149%
      (0.61)    $    8.97        (4.30%)       0.71%        5.90%     0.13   %   $ 148,751          148%
      (0.57)    $    9.90        17.20%        0.74%        6.07%     0.10   %   $ 169,846          155%
      (0.26)    $    9.91         1.69%        0.58%*       4.78%*    0.22   %*  $ 154,459           73%



      (0.45)    $    9.58         1.27%        0.60%        4.62%     0.18   %   $ 148,326          151%
      (0.52)    $    9.89         8.82%        0.63%        5.83%     0.18   %   $ 124,720          147%
      (0.41)    $   10.96        13.93%        0.92%*       4.30%*    1.88   %*  $  10,220           14%
      (0.43)    $   10.99        14.40%        0.85%*       4.40%*    1.19   %*  $  18,679           19%
      (0.43)    $   10.17         6.32%        0.82%*       5.73%*    0.86   %*  $  21,438           --
      (0.60)    $   10.53         9.73%        0.61%        5.83%     0.73   %   $  63,139           --
      (0.59)    $   11.27        13.03%        0.55%        5.46%     0.62   %   $  82,674            4%
      (0.10)    $   11.12        (0.48%)       0.55%*       5.11%*    0.60   %*  $  83,371            2%
      (0.59)    $   10.05        (4.52%)       0.60%        5.22%     0.59   %   $  75,995           23%
      (0.66)    $   11.05        16.97%        0.58%        5.23%     0.55   %   $  93,725           15%






---------------------------------------------------------
---------------------------------------------------------
                              GENERAL INFORMATION
THE BILTMORE FUNDS was established as a Massachusetts business Trust under a Declaration of Trust dated November 19, 1991. (For purposes of this prospectus, "THE BILTMORE FUNDS" refers only to those portfolios of the Trust that are included in this combined prospectus.) THE BILTMORE MUNICIPAL FUNDS was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. Each Declaration of Trust permits the respective Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities.

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without shareholder approval. While a Fund cannot assure that it will achieve its investment objective, it attempts to do so by following the investment policies described below.

Unless indicated otherwise, the investment policies of a Fund may be changed by the Board of Trustees ("Trustees") without shareholder approval. However, shareholders will be notified before any material change in these policies becomes effective.

For additional information about investment limitations, strategies, and certain investment policies, please refer to the "Portfolio Investments and Strategies" section of this prospectus.




---------------------------------------------------------
---------------------------------------------------------
                               THE BILTMORE FUNDS

BILTMORE EQUITY FUND
The investment objective of the EQUITY FUND is to produce growth of principal and income. The Fund pursues its investment objective by investing primarily in a professionally-managed and diversified portfolio of common stock of companies with an established market. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities. These securities will be primarily quality mid- to large-capitalization common stocks. The Fund's investment adviser seeks undervalued stocks with improving prospects by integrating two disciplines to capture both growth and value opportunities. The Fund's investment adviser will integrate value and growth management techniques in attempting to select undervalued stocks that have prospects for improving fundamentals while evening out the price volatility often associated with high growth investments.

Acceptable investments include:

 common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets and are considered by the Fund's investment adviser to have an established market; convertible securities;
 investments in American Depositary Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in over-the-counter markets. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in other securities of foreign issuers ("Non-ADRs"). (See "Securities of Foreign Issuers."); and domestic issues of corporate debt obligations rated A or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch").

BILTMORE QUANTITATIVE EQUITY FUND
The investment objective of the QUANTITATIVE EQUITY FUND is to provide growth of principal and income. The Fund pursues its investment objective by investing in a professionally-managed and diversified portfolio consisting primarily of large capitalization common stocks. The average market capitalization of the stocks in the Fund's universe will be in excess of $1 billion. These securities will primarily be composed of issues of domestic companies. Stocks are selected by the Fund's sub-adviser using a quantitative computer valuation model described below under "Investment Processes." The Fund intends to hold a broadly diversified portfolio of common stocks that, in the aggregate, exhibit investment characteristics similar to the stocks found in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or "Index"). However, the Fund will not limit its investments solely to stocks represented in the Index. There can be no assurance that the Fund's investment performance will match or exceed that of the Index. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities.

Although the Fund normally seeks to remain substantially fully invested in the common stocks in the universe identified by the Fund's investment adviser, the Fund may also invest in the acceptable investments listed under "BILTMORE EQUITY FUND" above.



BILTMORE EQUITY INDEX FUND

The investment objective of the EQUITY INDEX FUND is to provide a total return that approximates that of the stock market as measured by the S&P 500 Index. The Fund pursues its investment objective by investing in a broadly diversified portfolio of common stocks that make up the Index. The Fund will normally seek to be invested in all the stocks that comprise the Index and achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95 of 1%; a figure of 1.00 would represent perfect correlation. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the S&P 500 Index. Under normal circumstances, at least 95% of the value of the Fund's total assets will be invested in stocks represented in the Index. However, the Fund is not required to sell securities if the 95% investment level changes due to increases or decreases in the market value of portfolio securities.

In addition, the Fund may hold cash reserves which may be invested in, but not limited to, the following:

 commercial paper rated, at the time of purchase, at least Prime-1, A-1 or F-1 by Moody's, S&P or Fitch, respectively, or, if unrated, of comparable quality as determined by the Fund's investment adviser;
 time and savings deposits (including certificates of deposit) in domestic, commercial and savings banks; and index participation contracts.

BILTMORE SPECIAL VALUES FUND



The investment objective of the SPECIAL VALUES FUND is to produce growth of principal. The Fund pursues its investment objective by investing primarily in a portfolio of equity securities comprising the small capitalization sector of the United States equity market which the investment adviser believes to be significantly undervalued with potential for above-average capital appreciation commensurate with increased risk. Typical investments are in stocks that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

Acceptable investments include, but are not limited to:

 common stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets and are considered by the Fund's investment adviser to have potential for above-average appreciation;
 domestic issues of corporate debt obligations (including convertible bonds); securities of foreign issuers; and master limited partnerships.

In addition, the Fund may invest in high yield corporate bonds (commonly known as junk bonds) and speculative grade preferred stocks.

BILTMORE EMERGING MARKETS FUND
The investment objective of the EMERGING MARKETS FUND is to produce long-term capital appreciation. The Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of securities of issuers and companies located in countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Many investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in the developed markets of the world. Because investing in emerging markets can involve significant risks, the Fund is designed for aggressive investors. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in securities of issuers and companies located in countries having emerging markets. Although the Fund will focus its investment on the common stocks of foreign companies located in emerging market countries, the Fund may also invest in other securities, including debt securities.

Acceptable investments may also include, but will not be limited to:

 preferred stocks of foreign companies;
 convertible securities and warrants of foreign companies; investments in ADRs of foreign countries traded on the New York Stock Exchange or in over-the-counter markets, and investments in European Depositary Receipts ("EDRs," sometimes also referred to as Continental Depositary Receipts), which are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities; fixed-income obligations of foreign governments, supranational entities and corporate debt obligations denominated in currencies other than U.S. dollars, rated B or better at the time of purchase by Moody's or S&P; and U.S. equity and debt securities rated, at the time of purchase, B or better by Moody's or S&P.

In addition, the Fund may enter into foreign currency transactions and may maintain reserves in foreign or U.S. money market instruments.

BILTMORE BALANCED FUND

The investment objective of the BALANCED FUND is to provide long-term growth of principal and current income. The Fund pursues its investment objective by investing primarily in a professionally-managed, diversified portfolio of equity securities and debt securities. The Fund's investment approach, as related to equity securities, is to produce long-term growth of principal and income by investing in a diversified portfolio of common stocks. The Fund will seek undervalued stocks with improving prospects in an attempt to capture both growth and value opportunities. With regard to debt securities, the Fund's investment approach will be to maximize total return (which consists of capital appreciation and income) available from a diversified portfolio of fixed income securities while providing relative stability of principal and income as compared to other fixed income securities. Under normal market circumstances, the Fund will invest at least 65% of its assets in equity securities and debt securities. As a matter of operating policy, the asset mix of the Fund will normally range between 40-60% in common stocks and convertible securities, 30-50% in preferred stocks and bonds, and 0-20% in money market instruments. The Fund will maintain at least 25% of its assets in fixed income senior securities (including the value of convertible senior securities attributable to their fixed income characteristics).




Acceptable investments include but are not limited to:

 common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in the over-the-counter markets and are considered by the Fund's investment adviser to have an established market; convertible securities;
 investments in ADRs of foreign companies traded on the New York Stock Exchange or in the over-the-counter market. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in Non-ADRs. (See "Securities of Foreign Issuers.");
 domestic issues of corporate debt obligations (including convertible bonds) rated, at the time of purchase, A or better by S&P, Moody's or Fitch or, if not rated, are determined by the Fund's investment adviser to be of comparable quality;
 asset-backed securities;
 commercial paper rated not less than A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, and unrated commercial paper that is deemed by the Fund's investment adviser to be of comparable quality; and time and savings deposits (including certificates of deposit) in commercial or savings banks.

BILTMORE FIXED INCOME FUND
The investment objective of the FIXED INCOME FUND is to seek a high level of total return. As a secondary investment objective, the Fund will attempt to minimize volatility of principal relative to the fixed income markets. Total return consists of income and capital gains. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of fixed income securities that, at the time of purchase, are rated in the top three investment categories by a nationally recognized statistical rating organization or, if unrated, are of comparable quality to securities with such ratings. The Fund will maintain an average dollar-weighted maturity of between 6 to 10 years. The Fund will invest, under normal circumstances, at least 65% of the value of its total assets in fixed income securities.

Acceptable investments include:

 domestic issues of corporate debt obligations, including demand master notes rated at the time of purchase Aaa, Aa, or A by Moody's, AAA, AA, or A by S&P or by Fitch or, if unrated, of comparable quality as determined by the Fund's investment adviser;
 convertible securities;
 mortgage-and asset-backed securities;
 commercial paper that at the time of purchase is rated not less than Prime-1, A-1, or F-1, by Moody's, S&P, or Fitch, respectively, or, if unrated, of comparable quality as determined by the Fund's investment adviser; and time and savings deposits (including certificates of deposit) in commercial or savings banks.

BILTMORE SHORT-TERM FIXED INCOME FUND
The investment objective of the SHORT-TERM FIXED INCOME FUND is to produce a high level of current income with a minimum of principal volatility. The Fund pursues its investment objective by investing primarily in a diversified portfolio of short-term, high-grade, fixed income securities. Under normal market circumstances, the Fund will invest at least 65% of its assets in such securities. The Fund will maintain an average dollar-weighted maturity of between one to three years. The targeted duration of the Fund will be 1.5 years or less.

Acceptable investments include:

 domestic issues of corporate debt obligations rated, at the time of purchase, A or better by Moody's, S&P, or Fitch, or, if unrated, of comparable quality to securities having such ratings as determined by the Fund's investment adviser and the additional acceptable investments listed above under "BILTMORE FIXED INCOME FUND."

ADDITIONAL ACCEPTABLE INVESTMENTS
In addition to the acceptable investments discussed above, each of the Funds may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Funds may also engage in put and call options, futures, and options on futures for hedging purposes.

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                          THE BILTMORE MUNICIPAL FUNDS

BILTMORE GEORGIA MUNICIPAL BOND FUND
The investment objective of the GEORGIA MUNICIPAL BOND FUND is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. As a matter of investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia ("Georgia Municipal Securities").

BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
The investment objective of the NORTH CAROLINA MUNICIPAL BOND FUND is to provide current income which is exempt from federal regular income tax and the income tax imposed by the State of North Carolina. As a matter of investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and the income tax and intangibles tax imposed by the State of North Carolina ("North Carolina Municipal Securities").

BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
The investment objective of the SOUTH CAROLINA MUNICIPAL BOND FUND is to provide current income which is exempt from federal regular income tax and South Carolina state income taxes. As a matter of investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its interest income is exempt from federal regular income tax and South Carolina state income tax or that at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and South Carolina state income taxes ("South Carolina Municipal Securities").



ACCEPTABLE INVESTMENTS
The Funds' adviser may consider the potential for capital appreciation in its selection of portfolio investments for each of the Municipal Funds.

The Funds invest primarily in Georgia Municipal Securities, North Carolina Municipal Securities, and South Carolina Municipal Securities, respectively (collectively, "State Municipal Securities"). These securities are:

 obligations, including industrial development bonds, issued on behalf of the states of Georgia, North Carolina, and South Carolina, respectively, and their respective political subdivisions or agencies;
 obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these; and participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Georgia, North Carolina, and South Carolina, respectively. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

STATE MUNICIPAL SECURITIES
State Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. State Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.

Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds; the industry which is the beneficiary of such bonds is generally the only source of payment for the bonds.

The GEORGIA MUNICIPAL BOND FUND and NORTH CAROLINA MUNICIPAL BOND FUND will not generally invest more than 25% of their respective total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be related to the industry in which such nongovernmental users engage, and the 25%



limitation would apply to such obligations. It is nonetheless possible that the GEORGIA MUNICIPAL BOND FUND and NORTH CAROLINA MUNICIPAL BOND FUND may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if the Funds' adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

CHARACTERISTICS. The State Municipal Securities that the Funds buy are rated A or above by Moody's or S&P. (A description of the rating categories is contained in the Appendix to each Fund's Statement of Additional Information). In addition, State Municipal Securities are subject to one or more of the following quality standards:

 insured by a municipal bond insurance company which is rated AAA by S&P or Aaa by Moody's;
 secured by an irrevocable escrow of direct obligations of the U.S. government; or unrated if determined to be of comparable quality to one of the foregoing rating categories by the Fund's adviser.




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                      PORTFOLIO INVESTMENTS AND STRATEGIES

INVESTMENT CONSIDERATIONS

EQUITY INVESTMENTS. As with other mutual funds that invest in equity securities, the EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND and BALANCED FUND are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

Because the SPECIAL VALUES FUND invests primarily in small capitalization stocks, there are some additional risk factors associated with investments in the SPECIAL VALUES FUND. In particular, stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500
Index.

SECURITIES OF FOREIGN ISSUERS. THE EQUITY FUND, QUANTITATIVE EQUITY FUND, SPECIAL VALUES FUND, EMERGING MARKETS FUND, and BALANCED FUND may invest in the securities of foreign issuers. The SPECIAL VALUES FUND will limit its investments to up to 20% of total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American ADRs and up to 10% of total assets in other securities of foreign issuers. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, a Fund will not invest in the securities of a foreign issuer if any risk identified above appears to a Fund's investment adviser to be substantial.

EMERGING MARKETS FUND. Investing in the EMERGING MARKETS FUND entails a substantial degree of risk. Because of the special risks associated with investing in emerging markets, an investment in the EMERGING MARKETS FUND should be considered speculative. Investors are strongly advised to carefully consider the special risks involved in emerging markets, which are in addition to the usual risks of investing in domestic markets and in developed markets around the world. By itself, an investment in the EMERGING MARKETS FUND does not constitute a balanced investment plan. Investors should be willing to assume a higher degree of risk and accept a higher level of volatility than is generally associated with investment in more developed markets.

These risks include a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investment in securities of issuers in foreign nations. (Please refer to the EMERGING MARKETS FUND'S Statement of Additional Information for an expanded discussion of sovereign debt obligations.) In addition, there is often less publicly available information about foreign issuers than those in the United States. Emerging market companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the EMERGING MARKETS FUND may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Because the EMERGING MARKETS FUND'S securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of a foreign currency against the U.S. dollar will result in corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes will also affect the Fund's income and distributions to shareholders. The Fund may be affected, either favorably or unfavorably, by the fluctuations in the relative rates of exchange between the currencies of different nations, and the Fund therefore may engage in certain hedging strategies. Such strategies involve certain investment risks and transaction costs to which the Fund might not otherwise be subject. These risks include dependence on the Adviser's ability to predict movements in exchange rates, and imperfect movements between exchange rates and currency hedges.

Brokerage commissions, fees for custodial services, and other costs relating to investments in emerging market countries are generally greater than in the United States. Such markets have different clearance and settlement procedures, and in certain markets, there have been occasions when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to effect certain transactions. The inability of the EMERGING MARKETS FUND to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in either losses to the Fund, if the value of the portfolio security subsequently declines, or, if the Fund has entered into a contract to sell the security, could result in possible claims against the Fund.

In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of the countries in which the Fund may invest also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have an adverse impact on the Fund. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

DEBT INVESTMENTS. The market value of debt obligations, and therefore a Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations.



Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent a Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Funds' investment adviser will attempt to minimize the fluctuation of each Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.

LOWER-RATED DEBT OBLIGATIONS. From time to time, a portion of the EMERGING MARKETS FUND'S portfolio may consist of lower-rated debt obligations (i.e., rated below BBB by S&P or Baa by Moody's) which are commonly referred to as "junk bonds." The Fund will not invest more than 35% of its total assets in such securities. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. Purchasers should carefully assess the risks associated with an investment in the EMERGING MARKETS FUND.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the EMERGING MARKETS FUND owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

MUNICIPAL SECURITY INVESTMENTS. Yields on State Municipal Securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the respective state or its municipalities could impact a Fund's portfolio. A municipal bond fund's concentration in securities issued by a specific state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. A state's dependence on agriculture, manufacturing, tourism, and service industries leaves it vulnerable to both the business cycle and long term national economic trends.


(Please refer to the Funds' Statements of Additional Information for an expanded discussion of Georgia, North Carolina, or South Carolina investment risks, as appropriate.) The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of State Municipal Securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in State Municipal Securities which meet the Fund's quality standards may not be possible if the state or its municipalities do not maintain their current credit ratings. In addition, the issuance, tax exemption and liquidity of State Municipal Securities may be adversely affected by judicial, legislative or executive action, including, but not limited to, rulings of state and federal courts, amendments to the state and federal constitutions, changes in statutory law, and changes in administrative regulations, as well as voter initiatives.

INVESTMENT PROCESSES

QUANTITATIVE EQUITY FUND. To select stocks for the QUANTITATIVE EQUITY FUND, the Fund's sub-adviser initially identifies a broad universe of approximately 900 common stocks. The sub-adviser utilizes four criteria when determining what common stocks will be included in the Fund's universe: each stock must be highly capitalized, each stock must be traded on the New York or American Stock Exchanges or in the over-the-counter markets, each stock must be among the most liquid and highly traded stocks on its respective exchange, and each stock must be actively followed by a minimum of three industry analysts.

The Fund's sub-adviser then screens the stocks in the universe, using a quantitative computer valuation model, to evaluate the relative attractiveness of each stock. The sub-adviser's model focuses on two measurement factors: the relative value of the stocks (including their present and historical price-to-earnings and market price-to-book value ratios, and the present value of each stock's projected dividend income) and the stock's growth prospects and earnings momentum (including changes, over time, in analysts' earning forecasts, and positive or negative surprises in reported earnings). The Fund's sub-adviser will vary the importance placed on each factor, depending on market trends.

Using the valuation model described above, the Fund's investment adviser then ranks each stock in the universe by decile. The stocks are classified by industry group, based on industry categories and weightings found in the S&P 500 Index. In managing the Fund, the sub-adviser continuously monitors the rankings of the stocks in the universe and employs an active selling discipline, replacing less attractive stocks (as determined by the valuation model) with more attractive stocks to maintain a high average rank for the portfolio. In maintaining the diversification of the portfolio, the sub-adviser gives consideration to the industry weightings found in the Index.

Although the QUANTITATIVE EQUITY FUND intends to hold a broadly diversified portfolio of common stocks that, in the aggregate, exhibit investment characteristics similar to the stocks found in the Index, the Fund will not limit its investments solely to stocks represented in the Index. By investing in those common stocks that are included in the universe described above (a large number of which are not included in the Index), the Fund will seek to provide a higher rate of total return than the Index. There can be no assurance that the Fund's investment performance will match or exceed that of the Index.

EQUITY INDEX FUND. The EQUITY INDEX FUND is managed passively, in the sense that the traditional management functions of economic, financial, and market analysis are limited to the extent that the Fund seeks to duplicate the composition of the S&P 500 Index. Furthermore, a company's adverse financial circumstance will not require its elimination from the Fund's portfolio, unless the company's stock is removed from the Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the Index. The Fund will select a stock for purchase into its investment portfolio based on the stock's inclusion and weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in any one stock comprising the Index may not be identical to the percentage the particular stock represents in the Index.



On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, additional adjustments will be made in the EQUITY INDEX FUND'S portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be well below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to duplicate the composition of the Index and approximate its performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

Since the EQUITY INDEX FUND will seek to duplicate the Index's stock composition precisely, it is anticipated that the Fund's performance will approximate the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, changes in the securities markets and the Index itself, and the normal costs of a mutual fund, discussed above, will account for the difference between the performances of the Fund and the Index.

In order to accommodate cash flows and maintain adequate liquidity to meet redemption requests, the Fund may enter into stock index futures contracts, options, options on futures contracts, and index participation interests. This will allow the Fund to simultaneously maximize the level of the Fund assets that are tracking the performance of the S&P 500 Index. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation.

S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value; that is, its market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. The QUANTITATIVE EQUITY and EQUITY INDEX FUNDS utilize the Index as the standard performance benchmark because it represents approximately 70% of the total market value of all common stocks. In addition, it is familiar to investors, and is recognized as a barometer of common stock investment returns.

The Index is an unmanaged, statistical measure of stock market performance. As such, it does not reflect the actual cost of investing in common stocks. By contrast, the QUANTITATIVE EQUITY and EQUITY INDEX FUNDS incur the normal costs of a mutual fund, including brokerage and execution costs, advisory fees, and administrative and custodial costs and expenses. S&P selects the common stocks to be included in the Index solely on a statistical basis. Inclusion of a particular security in the Index in no way implies an opinion by S&P as to the stock's appropriateness as an investment. The Funds are not sponsored, endorsed, sold or promoted by, or affiliated with, S&P.

EMERGING MARKETS FUND. The adviser will consider the following securities as permissable investments for the EMERGING MARKETS FUND: (i) securities of companies the principal securities trading market for which is an emerging market country; (ii) securities, traded in any market, of companies or issuers that derive 50% or more of their total revenue from either goods or services produced in such emerging market countries or sales made in such emerging market countries; or (iii) securities of companies organized under the laws of, and with a principal office in, an emerging market country. In selecting equity securities for the EMERGING MARKETS FUND, the adviser focuses on a broad diversification of emerging market countries. Initially, the adviser identifies those emerging market countries that, in the adviser's judgment, have made, or are currently making, progress toward improving their economies and market environments through financial and/or political reform, and which are likely to produce premium returns. Second, the adviser then uses a disciplined allocation process to classify the emerging market countries that it has identified into one of two categories (or "Tiers"). The first, Tier 1, is comprised of the most established and liquid of emerging market countries. The second, Tier 2, represents those emerging market countries which are less established, smaller, and less liquid than those in Tier 1. Examples of countries classified in Tier 1 are Argentina, Brazil, Mexico and Thailand; examples of countries which are classified in Tier 2 include Columbia, Indonesia, Greece, Peru and Portugal.

In constructing the EMERGING MARKETS FUND'S investment portfolio, the adviser normally gives the Tier 1 emerging market countries a greater weighting than is afforded to the Tier 2 emerging market countries. Within each Tier, each emerging market country is equally weighted and then its weight is adjusted to reflect the adviser's investment judgments regarding the particular country. The adviser will consider economic factors, political conditions and currency and market valuation levels, in deciding upon which emerging market countries to include in the portfolio and how those countries should be classified and weighted.

The number of emerging market countries represented in the EMERGING MARKETS



FUND'S portfolio will vary over time. It is the adviser's intention that the Fund remain broadly diversified across many emerging market countries, companies, and geographic regions. Under normal market conditions, the adviser expects to invest in the securities of issuers located in a minimum of six different emerging market countries, with up to 25% of the Fund's total assets invested in any one country.

In selecting securities in each emerging market country for purchase by the EMERGING MARKETS FUND, the adviser will focus on the most prominent and largest capitalized companies. The adviser will seek to construct the Fund's investment portfolio in a manner that maintains adequate liquidity for trading purposes, and will attempt to utilize the low historical correlation of returns among emerging market countries to moderate the portfolio's volatility, wherever feasible.

FIXED INCOME FUNDS. The FIXED INCOME FUND and the SHORT-TERM FIXED INCOME FUND'S investment adviser does not select securities purely to maximize the current yield of the Funds. The Funds' investment adviser attempts to manage the Funds' total performance, which includes both changes in principal value of the Funds' portfolio and interest income earned, to anticipate the opportunities and risks of changes in market interest rates. When the Funds' investment adviser expects that market interest rates may decline, which would cause prices of outstanding debt obligations to rise, it generally extends the average maturity of the Funds' portfolios. When, in the investment adviser's judgment, market interest rates may rise, which would cause market prices of outstanding debt obligations to decline, it generally shortens the average maturity of the Funds' portfolios. Further, the Funds' investment adviser attempts to improve the Funds' total return by weighing the relative value of fixed income securities issues having similar maturities in selecting portfolio securities. By actively managing the Funds' portfolios in this manner, the Funds' investment adviser seeks to provide capital appreciation during periods of falling interest rates and protection against capital depreciation during periods of rising rates.

PORTFOLIO INVESTMENTS

CORPORATE DEBT OBLIGATIONS. The Funds (except the EQUITY INDEX FUND and THE BILTMORE MUNICIPAL FUNDS) may invest in corporate debt obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. These obligations have the requisite ratings as described above.

FIXED RATE CORPORATE DEBT OBLIGATIONS. The Funds may invest in fixed rate corporate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE CORPORATE DEBT OBLIGATIONS. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. An example of floating and fixed rate corporate debt obligations in which a Fund can invest include Yankee bonds, which are U.S. dollar-denominated bonds issued in the United States by foreign banks or corporations.

Some of the floating rate corporate debt obligations in which the FIXED INCOME FUND may invest include floating rate corporate debt securities issued by savings and loans collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from NRSROs. Collateralized thrift notes differ from traditional "pass-through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities.




CONVERTIBLE SECURITIES. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible bonds, convertible preferred stock or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which entitle the holder to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bonds' maturity. Convertible securities are senior to equity securities, and therefore have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stocks when, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

PUT AND CALL OPTIONS. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may purchase put options on their portfolio securities. These options will be used only as a hedge to attempt to protect securities which a Fund holds against decreases in value. A Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. A Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which a Fund writes and sells must be listed on a recognized options exchange. The writing of calls by a Fund is intended to generate income for a Fund and thereby protect against price movements in particular securities in a Fund's portfolio.



Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. These instruments may not be available with regard to the securities of certain emerging markets in which the EMERGING MARKETS FUND may invest.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of a Fund's portfolio securities as well as the investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause a Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, a Fund may be unable to anticipate the extent of its losses from futures transactions. These instruments may not be available with regard to the securities of certain emerging markets in which the EMERGING MARKETS FUND may invest.

STOCK INDEX FUTURES AND OPTIONS. The EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, EMERGING MARKETS FUND, and BALANCED FUND may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of a Fund's total assets. Also, a Fund will not purchase options to the extent that more than 5% of the value of a Fund's total assets would be invested in premiums on open put option positions (and, in the case of the SPECIAL VALUES FUND and EMERGING MARKETS FUND, margin deposits on open positions). These futures contracts and options will be used to handle cash flows into and out of a Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks. The Funds will not enter into these transactions for speculative purposes.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The EMERGING MARKETS FUND may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the forward contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The EMERGING MARKETS FUND may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interest of the Fund will be served. The Fund will only enter into forward contracts for hedging purposes and will not enter into forward contracts in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

INDEX PARTICIPATION CONTRACTS. The EQUITY INDEX FUND may participate in the purchasing and selling of index participation contracts based on the S&P 500 Index. The Fund will utilize index participation contracts to aid in the management of cash flows into and out of the Fund and not for speculative purposes. These contracts provide the equivalent of a position in the stocks of the Index, where each stock is represented in the same proportion as it is represented in the Index. Unlike futures contracts, positions in these instruments may last indefinitely, with no expiration date and will pay dividends implied by the underlying stocks in the Index. Generally, the value of an Index participation contract will rise and fall as the value of the Index rises and falls. Index participation contracts have lower transaction costs than those associated with the purchase and sale of individual stocks. The Fund will invest in index participation contracts only if there exists an active market for such contracts.

The value of these contracts, together with the value of the EQUITY INDEX FUND'S investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets. The Fund's use of these investments will be to accommodate cash flows and maintain adequate liquidity to meet redemption requests, while simultaneously maximizing the level of Fund assets which are tracking the performance of the S&P 500 Index.

MORTGAGE-BACKED SECURITIES. The BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which a Fund invests are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may be collateralized by whole loans or private pass-through securities.



A Fund will only invest in CMOs which are rated AAA by a nationally recognized rating agency or are of comparable quality as determined by a Fund's investment adviser, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS. Real estate mortgage investment conduits ("REMICs") are offerings of multiple class real estate mortgage- backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. The BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. A Fund may invest in asset-backed securities rated A or higher at the time of purchase by a nationally recognized rating agency including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a Fund reinvests the payments and any unscheduled prepayments of principal received, a Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

U.S. GOVERNMENT OBLIGATIONS. The U.S. government obligations in which the Funds (except THE BILTMORE MUNICIPAL FUNDS) invest are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

 direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Corporation; Government National Mortgage Association; and Student Loan Marketing Association.

Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

 the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
 the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Some of the short-term U.S. government securities the Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate.

DEMAND MASTER NOTES. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may invest in variable amount demand master notes. Demand master notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many demand master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

TEMPORARY INVESTMENTS. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the EQUITY FUND, QUANTITATIVE EQUITY FUND, SPECIAL VALUES FUND, and Emerging Markets Fund may invest in:


 certificates of deposit, demand and time deposits, savings shares, bankers' acceptances, and other instruments of domestic and foreign banks and savings and loans, which institutions have capital, surplus, and undivided profits over $100 million, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund ("BIF"), or by the Savings Association Insurance Fund ("SAIF"), both of which are administered by the FDIC; and commercial paper (including Canadian Commercial Paper and Europaper) rated A-1 or better by S&P, Prime-1 by Moody's, or F-1 by Fitch, or, if unrated, of comparable quality as determined by the Fund's investment adviser.

The Municipal Funds may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).




There are no rating requirements applicable to temporary investments. However, the Fund's adviser will limit temporary investments to those it considers to be of comparable quality to the Fund's acceptable investments.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, it is anticipated that certain temporary investments will generate income which is subject to Georgia or North Carolina state income taxes.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, a Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. A Fund believes that Section 4(2)



commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. A Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by a Fund's investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, a Fund intends to not subject such paper to the limitation applicable to restricted securities.

REPURCHASE AGREEMENTS. The U.S. government securities in which each Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities.

DEMAND FEATURES. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by a Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide a Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker/dealers, banks or other institutions which a Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and in which a Fund will receive collateral equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in the securities of other investment companies, but may not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. A Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies. Each Fund would, however, continue to pay its own investment advisory fees and other expenses with respect to its investments in shares of closed-end companies. It should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

RATINGS. If a security loses its rating or has its rating reduced after a Fund purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so. If ratings made by Moody's or S&P change because of changes in those organizations or in their ratings systems, a Fund will attempt to identify other rating organizations and systems with comparable standards, in accordance with the investment policies of the Fund. A description of rating categories is contained in the Appendices to the Statements of Additional Information.

MUNICIPAL LEASES. The Municipal Bond Funds may invest in municipal leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid.

PARTICIPATION INTERESTS. The Funds may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests would give the Funds undivided interests in State Municipal Securities. The financial institutions from which a Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Board of Trustees will establish guidelines pursuant to which a Fund's adviser determines that participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the State Municipal Securities which the Funds purchase may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by a Fund, usually in not more than seven days. All variable rate municipal securities will meet the quality standards for a Fund. The Fund's adviser monitors the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by a Fund, on the basis of published financial information and reports of the rating agencies and other analytical services pursuant to guidelines established by the Trustees.

MUNICIPAL BOND INSURANCE
The GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund (the "Policies").

A Municipal Bond Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet a Fund's quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The Funds' investment adviser anticipates that between 30% and 60% of each Fund's net assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by a Fund.



The Funds may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in a Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from a Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are due and owing at the time of sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. A Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated AAA by S&P or Aaa by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due.

MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Funds reserve the right to terminate any of the Policies if they determine that the benefits to a Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Funds reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

NON-DIVERSIFICATION
The Municipal Bond Funds are non-diversified investment companies. As such, there is no limit on the percentage of assets which can be invested by a Fund in any single issuer. An investment in a Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. A Fund may purchase an issue of municipal securities in its entirety.

The Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and cash items) which exceed 5% of a Fund's total assets shall not exceed 50% of the value of its total assets.

DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.

Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When a Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Fund.





---------------------------------------------------------
---------------------------------------------------------
                             INVESTMENT LIMITATIONS

BORROWING MONEY
The EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, EMERGING MARKETS FUND, BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge, mortgage, or hypothecate up to 15% of the value of those assets to secure such borrowings. The GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND will not borrow money or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

DIVERSIFICATION
With respect to 75% of the value of its total assets, the EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND will not invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities), or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

In addition to the above limitations, The SOUTH CAROLINA MUNICIPAL BOND FUND will not:

 invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor; or own securities of open-end or closed-end investment companies, except under certain circumstances and subject to certain limitations described in this prospectus, and, not exceeding 10% of its net assets.

These additional investment limitations of The SOUTH CAROLINA MUNICIPAL BOND FUND can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

---------------------------------------------------------
---------------------------------------------------------
                               TRUST INFORMATION



MANAGEMENT

BOARD OF TRUSTEES. The Trustees are responsible for managing the business affairs of the Trusts and for exercising the Trusts' powers except those reserved for the shareholders.

INVESTMENT ADVISERS. Pursuant to investment advisory contracts with the Trusts on behalf of the Funds, and subject to direction by the Trustees, investment decisions for THE BILTMORE FUNDS are made by Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., and investment decisions for GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND are made by Wachovia Bank of Georgia, N.A., Wachovia Bank of North Carolina, N.A., and Wachovia Bank of South Carolina, N.A., respectively, (collectively "Wachovia Banks") (each the "Adviser" and, together, the "Advisers") subject to direction by the Trustees. The Advisers continually conduct investment research and supervision of investments for the Funds and are responsible for the purchase and sale of portfolio instruments, for which they receive annual fees from the assets of the Funds.

SUB-ADVISER. The QUANTITATIVE EQUITY FUND is sub-advised by Twin Capital Management, Inc., 3244 Washington Road, McMurray, Pennsylvania, 15317-3153. Pursuant to the terms of an investment sub-advisory agreement between the Funds' Adviser and Twin Capital Management, Inc. ("Twin Capital" or the "Sub-Adviser"), Twin Capital furnishes certain investment advisory services to Wachovia Asset Management, including investment research, quantitative analysis, statistical and other factual information, and recommendations, based on Twin Capital's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale on behalf of the Fund's portfolio. For the services provided and the expenses incurred by the Sub-Adviser, Twin Capital is entitled to receive an annual fee of $55,000, payable by Wachovia Asset Management, in quarterly installments. Twin Capital may elect to waive some or all of its fee. In no event shall the Fund be responsible for any fees due to the Sub-Adviser for its services to Wachovia Asset Management. Twin Capital provides investment counsel to both individuals and institutions, including banks, thrift institutions, and pension and profit-sharing plans. As of December 31, 1995, Twin Capital furnished services, substantially similar to the services it provides to the Adviser, to other accounts with assets in excess of $1.5 billion. The Sub-Adviser is controlled by Geoffrey Gerber, its President.

ADVISORY FEES. The Advisers are entitled to receive an annual investment advisory fees equal to a percentage of each Fund's average daily net assets as follows: 0.30 of 1% of EQUITY INDEX FUND; 0.55 of 1% of SHORT-TERM FIXED INCOME FUND; 0.60 of 1% of FIXED INCOME FUND; 0.70 of 1% of EQUITY FUND, QUANTITATIVE EQUITY FUND, and BALANCED FUND; 0.75 of 1% of GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND; 0.80 of 1% of SPECIAL VALUES FUND; and 1.00% of EMERGING MARKETS FUND. These fees are accrued and paid daily. The fees paid by THE BILTMORE MUNICIPAL FUNDS, SPECIAL VALUES FUND and EMERGING MARKETS FUND, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar policies and objectives. The Advisers have undertaken to reimburse the Funds for operating expenses in excess of limitations established by certain states, and may voluntarily choose to waive a portion of their fees or reimburse a Fund for certain other expenses but reserve the right to terminate such waiver or reimbursement at any time at their sole discretion.

Investment decisions for the Funds will be made independently from those of any fiduciary or other accounts that may be managed by the Advisers or their affiliates. If, however, such accounts, the Funds, or the Advisers for their own accounts are simultaneously engaged in transactions involving the same securities, the transactions may be combined and allocated to each account. This system may adversely affect the price the Funds pay or receive, or the size of the position they obtain.

ADVISERS' BACKGROUND. Wachovia Asset Management has served as investment adviser to THE BILTMORE FUNDS since March 9, 1992. Wachovia Asset Management is a business unit of Wachovia Bank of North Carolina, N.A. which, along with Wachovia Bank of South Carolina, N.A. and Wachovia Bank of Georgia, N.A., is a wholly-owned subsidiary of Wachovia Corporation. Wachovia Bank of South Carolina, N.A. has served as investment adviser for the SOUTH CAROLINA MUNICIPAL BOND FUND since August 5, 1990. Wachovia Bank of North Carolina, N.A. and Wachovia Bank of Georgia, N.A. have served as investment advisers to the NORTH CAROLINA MUNICIPAL BOND FUND and GEORGIA MUNICIPAL BOND FUND, respectively, since their inception in December 1994.

Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses. The Wachovia Banks offer financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.

The Advisers employ an experienced staff of professional investment analysts, portfolio managers and traders. The Advisers use fundamental analysis and other investment management disciplines to identify investment opportunities. The



Wachovia Banks have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.

Frank N. Donnelly is Senior Vice President and Senior Investment Officer in institutional portfolio management for Wachovia Asset Management in Atlanta. Mr. Donnelly is a portfolio manager of the EQUITY FUND. Mr. Donnelly joined Wachovia Capital Management as a counselor in 1987. He became an institutional portfolio manager in Atlanta in 1990. He received his bachelor of science degree in economics from Siena College in 1971 from Babcock School of Management, Wake Forest University in 1983.

Daniel S. Earthman is a Chartered Financial Analyst and is a Vice President and Institutional Portfolio Manager of the BALANCED FUND. Mr. Earthman joined Wachovia Bank of North Carolina, N.A. in 1988 as an Assistant Vice President in Institutional Portfolio Management. Prior to joining the Wachovia Bank of North Carolina, N.A., he was a vice president and investment manager with Richland Asset Management in Nashville, and an assistant vice president and portfolio manager with NCNB in Charlotte. Mr. Earthman received a bachelor's degree in business from Southern Methodist University and an MBA from the University of North Carolina at Chapel Hill.

Samuel M. Gibbs, II is the portfolio manager of the FIXED INCOME FUND and SHORT-TERM FIXED INCOME FUND and is Senior Vice President and Manager of



Fixed-Income Investments for Wachovia Asset Management. Mr. Gibbs joined Wachovia Bank of North Carolina, N.A. in 1969 as a portfolio manager. He became a bond trader and fixed-income portfolio manager in 1975 and was elected Vice President in 1976. He assumed his current position in 1977 and was elected Senior Vice President in 1987. Mr. Gibbs is a graduate of Davidson College and has an MBA from the University of South Carolina.

M. Alfred R. Guenthner, Ph.D., A.B.D., is Senior Vice President and Manager of Research for Wachovia Group and is a portfolio manager of the BALANCED FUND. Mr. Guenthner joined Wachovia Bank of North Carolina, N.A. in 1972 as an economist and was elected vice president and senior economist in 1978. From 1978 to 1982, he was the fixed income strategist for Wachovia Asset Management. Mr. Guenthner is a graduate of Concord College and is completing a dissertation for a doctorate degree in economics from the University of Georgia. He is a member of the North Carolina Society of Financial Analysts and the United Shareholders Association. Mr. Guenthner is a former president of the North Carolina Association of Business Economists.

Mr. John F. Hageman is a Chartered Financial Analyst and is a Senior Vice President and Institutional Portfolio Manager of the BALANCED FUND. Mr. Hageman is responsible for managing the employee benefit, foundation and endowment portfolios. Prior to joining Wachovia Bank of North Carolina, N.A. in 1986, Mr. Hageman was Vice President and head of Institutional Investment Management at Michigan National Investment Corporation from 1977 to 1986, and an account executive with Merrill Lynch from 1975 to 1977. Mr. Hageman is a graduate of Wabash College with a bachelor's degree in political science.

Paige C. Henderson is an Assistant Vice President of Wachovia Asset Management



in Winston-Salem, North Carolina. Ms. Henderson is an equity analyst in the Investment Asset Group and a portfolio manager of the EMERGING MARKETS FUND. Ms. Henderson joined Wachovia in 1991 as an equity analyst. Ms. Henderson received a Bachelor of Science in Business Administration in 1986 and an MBA from the University of North Carolina at Chapel Hill in 1991. Ms. Henderson is a chartered financial analyst and a certified public accountant.

F. Stanley King is a Chartered Financial Analyst and a Senior Vice President of Wachovia Bank of North Carolina, N.A. Mr. King is a portfolio manager of the EQUITY FUND. He serves as manager of institutional portfolio management in the Investment Management Group. Mr. King joined Wachovia Bank of North Carolina, N.A. in 1985 as a securities analyst. He was elected Vice President in 1990 and assumed his current position in 1991. He has both bachelor and master of science degrees from North Carolina State University.

Michael O. Mercer is Senior Vice President, Wachovia Bank of North Carolina, N.A., and, as a Portfolio Investment Manager of the EQUITY FUND, manages the Wachovia Equity Investment Fund and other large institutional accounts. Mr. Mercer has managed the EQUITY FUND since October 1, 1993, and has been with Wachovia Bank of North Carolina, N.A. since 1983.

Michael Peters is the portfolio manager of THE BILTMORE MUNICIPAL FUNDS. Mr. Peters has been portfolio manager of SOUTH CAROLINA MUNICIPAL BOND FUND since 1993. Mr. Peters has been portfolio manager of GEORGIA MUNICIPAL BOND FUND and NORTH CAROLINA MUNICIPAL BOND FUND since those Funds' inceptions in December 1994. Mr. Peters is a Vice President of Wachovia Bank of South Carolina N.A., Wachovia Bank of North Carolina, N.A. and Wachovia Bank of Georgia, N.A. Mr. Peters was employed with Nations Bank from 1990 to 1993. Mr. Peters received his



M.B.A. from Indiana University and is a member of the Institute of Chartered Financial Analysts.

R. Emery Pike is a Chartered Financial Analyst, and has been a Vice President of Wachovia Bank of North Carolina, N.A. since 1990. Mr. Pike is a portfolio manager of the BALANCED FUND. Mr. Pike has served as a fixed income investment manager since 1989. Prior to that date, he was employed as a retail fixed income salesman in the bond department of Wachovia Bank of North Carolina, N.A.

B. Scott Sadler is a portfolio manager of the EMERGING MARKETS FUND. He is a Vice President of Wachovia Asset Management. He joined Wachovia Bank of North Carolina, N.A. in 1987, and is responsible for managing personal trust investment portfolios. Mr. Sadler is a graduate of the University of Virginia's McIntire School of Commerce with a bachelor's degree in economics. Mr. Sadler is a Chartered Financial Analyst.

Scott C. Satterwhite is the portfolio manager of the EQUITY FUND and SPECIAL VALUES FUND. Mr. Satterwhite is a Chartered Financial Analyst and Senior Vice President and Manager of Personal Trust Portfolio Management in Georgia for the Personal Financial Services Group. Mr. Satterwhite joined Wachovia Bank of North Carolina, N.A. in 1981 and has held positions as a closely-held business analyst and capital management counselor. Mr. Satterwhite has a bachelor's degree from the University of the South and an MBA from Tulane University.

Cherry Stribling is the portfolio manager of the QUANTITATIVE EQUITY FUND. Mr. Stribling is a Vice President of Wachovia Bank of North Carolina, N.A., and, as a Portfolio Investment Manager, managed the Wachovia Stock Fund, a bank collective investment fund with an investment objective similar to the Fund's.



Mr. Stribling also manages individual and institutional accounts with the same portfolio management style as the Fund. Mr. Stribling has managed the Fund since its inception.

Timothy L. Swanson is an Assistant Vice President of Wachovia Asset Management. He joined Wachovia Bank of North Carolina, N.A. in 1991. Mr. Swanson is responsible for managing personal trust portfolios. Mr. Swanson is a portfolio manager of the EMERGING MARKETS FUND. Mr. Swanson is a graduate of Wake Forest University with a bachelor's degree in mathematical economics, and of the University of Rochester with a master's degree in economics. Mr. Swanson is a Chartered Financial Analyst.

Michael J. Tierney, who joined Wachovia Bank of North Carolina, N.A. in 1981, is Senior Vice President/Group Executive with Wachovia Asset Management and Chief Investment Officer of Wachovia Corporation. Mr. Tierney is a portfolio manager of the EMERGING MARKETS FUND. Mr. Tierney is a graduate of the University of Connecticut, and has more than 25 years of experience managing equity and fixed income investments.

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                             DISTRIBUTION OF SHARES

DISTRIBUTION OF SHARES
Federated Securities Corp., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 is the distributor (the "Distributor") for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services to the Funds. This fee, if paid, will be reimbursed by the Advisers and not the Funds.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is each Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Funds may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Funds with the administrative personnel and services necessary to operate the Funds. Such services include legal, accounting and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                 AVERAGE AGGREGATE DAILY NET
   MAXIMUM      ASSETS OF THE BILTMORE FUNDS
ADMINISTRATIVE   AND THE BILTMORE MUNICIPAL
     FEE                    FUNDS
--------------  -----------------------------
   .15 of 1%      on the first $250 million
  .125 of 1%      on the next $250 million
   .10 of 1%      on the next $250 million
                 on assets in excess of $750
  .075 of 1%               million





The administrative fee received during any fiscal year shall aggregate at least $75,000 for each portfolio of THE BILTMORE FUNDS and at least $50,000 for each portfolio of THE BILTMORE MUNICIPAL FUNDS. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

BROKERAGE TRANSACTIONS
The Funds may engage in brokerage transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisers look for prompt execution of the order at a favorable price. In working with dealers, the Advisers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Advisers may give consideration to those firms which have sold or are selling shares of the Funds. The Advisers make decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

---------------------------------------------------------
---------------------------------------------------------
                                NET ASSET VALUE
Each Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

---------------------------------------------------------
---------------------------------------------------------
                             INVESTING IN THE FUNDS




SHARE PURCHASES
Fund shares are sold on days on which Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers that have a sales agreement with the Distributor. All purchase orders must be transmitted to a Fund by 5:00 p.m. (Eastern time) and will be purchased at the public offering price next determined after a Fund receives the purchase request. Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. Each Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may purchase shares of a Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made by check, by wire of federal funds, or by debiting a customer's account with a Wachovia Bank. Purchase orders must normally be received by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund.

THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning



The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc. Shares may also be purchased through authorized broker/dealers that have a sales agreement with the Distributor. All purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's offering price.


     By Mail. To purchase shares of a Fund through Wachovia Investments, Inc. by mail, send a check made payable to (Name of Fund) to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of THE BILTMORE FUNDS is $250, and $500 for the Municipal Bond Fund. Subsequent investments in THE BILTMORE FUNDS must be in amounts of at least $50, and for the Municipal Bond Funds, subsequent investments must be in amounts of at least $100. Minimum initial investments may be waived from time to time for purchases by Trust Divisions of the Wachovia Banks for their fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Funds.




WHAT SHARES COST
Shares of all Funds except the SHORT-TERM FIXED INCOME FUND are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                                    SALES
                                 SALES CHARGE      CHARGE
                                     AS A           AS A
                                 PERCENTAGE OF   PERCENTAGE
                                    PUBLIC           OF
                                   OFFERING      NET AMOUNT
AMOUNT OF TRANSACTION                PRICE        INVESTED
Less than $100,000                     4.50%          4.71%
$100,000 but less than $250,000        3.75%          3.90%
$250,000 but less than $500,000        2.50%          2.56%
$500,000 but less than $750,000        2.00%          2.04%
$750,000 but less than $1
million                                1.00%          1.01%
$1 million or more                     0.25%          0.25%





Shares of the SHORT-TERM FIXED INCOME FUND are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                                    SALES
                                 SALES CHARGE      CHARGE
                                     AS A           AS A
                                 PERCENTAGE OF   PERCENTAGE
                                    PUBLIC           OF
                                   OFFERING      NET AMOUNT
AMOUNT OF TRANSACTION                PRICE        INVESTED
Less than $100,000                     2.50%          2.56%
$100,000 but less than $250,000        1.75%          1.78%
$250,000 but less than $500,000        1.25%          1.27%
$500,000 but less than $750,000        0.75%          0.76%
$750,000 but less than $1
million                                0.50%          0.50%
$1 million or more                     0.25%          0.25%





The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of a Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940, purchasing on behalf of their clients, by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity, and by trustees, officers, directors and retired directors, advisory board members, employees and retired employees of a Fund, the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons. Purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of THE BILTMORE FUNDS ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the EQUITY FUND, SPECIAL



VALUES FUND, EMERGING MARKETS FUND, BALANCED FUND, FIXED INCOME FUND, and the Investment Shares class of the BILTMORE MONEY MARKET FUND (the "MONEY FUND"). In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker/dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker/dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or a registered broker/dealer will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of a Fund. Such payments will be predicated upon the amount of shares of a Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of a Fund through:

 quantity discounts and accumulated purchases;
 signing a 13-month letter of intent;
 using the reinvestment privilege; or
 concurrent purchases.



QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases reduce the sales charge paid. Funds will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

A Fund may also consider the previous purchases still invested in any of THE BILTMORE FUNDS or MUNICIPAL BOND FUNDS if an additional purchase is made. For example, if a shareholder already owns shares of the EQUITY FUND having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Funds equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of a Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days toward the dollar fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE. If shares in a Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in a Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Fund shares. For example, if a shareholder concurrently invested $70,000 in one Fund, and $40,000 in another Fund, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

PLAN RIGHT OF ACCUMULATION. Purchases of the EQUITY FUND, SPECIAL VALUES FUND,



EMERGING MARKETS FUND, BALANCED FUND, and FIXED INCOME FUND by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of all shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges. However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.

SYSTEMATIC INVESTMENT PROGRAM
Shareholders in any of the Funds may participate in a Systematic Investment Program. Once a Fund account has been opened, shareholders in THE BILTMORE FUNDS and THE BILTMORE MUNCIPAL FUNDS may add to their investment on a regular basis in a minimum amount of $50 and $100, respectively. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by a Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to a Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year for THE BILTMORE FUNDS, and monthly confirmations are sent to report dividends paid during that month for the Municipal Bond Funds.




SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts; however, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of a Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS AND CAPITAL GAINS
Dividends are declared and paid quarterly to all shareholders invested in any of THE BILTMORE FUNDS (except the SPECIAL VALUES FUND) on the record date. Dividends are declared daily and paid monthly to all shareholders invested in any of The BILTMORE MUNICIPAL FUNDS on the record date. Dividends are declared and paid annually to all shareholders of the SPECIAL VALUES FUNDS on the record date. Unless shareholders request cash payments by writing to a Fund, dividends are automatically reinvested in additional shares of a Fund on the payment dates at the exdividend date net asset value without a sales charge.

Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the Custodian. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds.

Capital gains, when realized by a Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE
Shareholders of the Funds have easy access to the other Funds comprising the Trusts, and to the International EQUITY FUND (a mutual fund advised by Federated Global Research Corp.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of a Participating Fund may be exchanged for shares of another Participating Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, a shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into the Municipal Bond Funds should consult their tax advisers, since the tax advantages of each Fund may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information or give instructions for exchange between Participating Funds by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer. Shares may be exchanged by telephone only between Fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the exchanged-from Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).

---------------------------------------------------------
---------------------------------------------------------
                                REDEEMING SHARES
Each Fund redeems shares at its net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks,



Wachovia Investments, Inc., or directly to a Fund.

BY TELEPHONE. A shareholder may redeem shares of a Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Redemption requests made through the Wachovia Banks must be received before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Funds. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of a Fund by calling The Biltmore Service Center at 1-800-994-4414. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks or Wachovia Investments, Inc., as appropriate. The written request should include the shareholder's name, the Fund name, the account number or brokerage account numbers, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to a Fund. Shareholders should call the Wachovia Banks or Wachovia Investments, Inc. for assistance in redeeming by mail.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.

SIGNATURES. Shareholders requesting a redemption to be sent to an address other than that on record with a Fund or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

 a trust company or commercial bank whose deposits are insured by the BIF;
 a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; a savings bank or savings and loan association whose deposits are insured by the SAIF; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders having an account value of at least $10,000 and who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in a minimum of $100 as directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, each Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to shareholder redemptions, the account balance falls below the required minimum value of $250 for THE BILTMORE FUNDS and $500 for the Municipal Bond Funds. This requirement does not apply, however, if the balance falls below the required minimum because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.




---------------------------------------------------------
---------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS
Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in a Trust have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund are entitled to vote.

As Massachusetts business trusts, neither Trust is required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust or a Fund's operation and for the election of Trustees under certain circumstances.

As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owners of record of in excess of 25% of the outstanding shares of the QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, and SHORT-TERM FIXED INCOME FUND, and therefore may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of a Trust's shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.




---------------------------------------------------------
---------------------------------------------------------
                             EFFECT OF BANKING LAWS
The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Funds' investment advisers, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.

The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for a Fund contemplated by their investment advisory contract and custodian agreement with a Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or a Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of a Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

---------------------------------------------------------
---------------------------------------------------------
                                TAX INFORMATION
The Funds expect to pay no federal income tax because each intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Trust's other portfolios will not be combined for tax purposes with those realized by a Fund.

Unless otherwise exempt, shareholders of THE BILTMORE FUNDS are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Funds will provide shareholders with tax information for reporting purposes. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

---------------------------------------------------------
---------------------------------------------------------
                              MUNICIPAL BOND FUNDS
                                TAX INFORMATION
Shareholders of the Municipal Bond Funds are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.



The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. A Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of a Fund which represent interest on municipal bonds may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporations's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits". Since "earnings and profits" generally includes the full amount of any Fund dividend, and preadjustment alternative minimum taxable income does not include the portion of a Fund's dividend attributable to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by a Fund.

Dividends of a Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by a Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GEORGIA AND NORTH CAROLINA TAXES
Under existing Georgia and North Carolina law, shareholders of the GEORGIA and NORTH CAROLINA MUNICIPAL BOND FUND will not be subject to Georgia or North Carolina income taxes, respectively, on Fund dividends to the extent that such dividends represent "exempt-interest dividends" as defined in the Internal Revenue Code of 1986, as amended, which are directly attributable to (i) interest-bearing obligations issued by or on behalf of the State of Georgia or North Carolina, respectively, or their respective political subdivisions; or
(ii) interest on obligations of the United States or any other issuer whose obligations are exempt from state income taxes under federal law.

To the extent that distributions by the Fund are derived from capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will be subject to the relevant state's income taxes.

The Trust, as a Massachusetts business trust, is not expected to be required to pay the annual Georgia intangible property tax on the securities it holds. It is, however, the current practice of the Georgia Department of Revenue to subject trust interests similar to the shares to the intangibles tax at a rate equal to 10 cents per $1,000 of value, if the owners of such interests reside or have their principal business location in Georgia. The Department of Revenue is currently considering whether the taxable value of trust interests representing beneficial interests in tax-exempt securities may be reduced to take into account the exempt nature of such securities. Georgia law exempts the following securities from the intangibles tax: (1) obligations of the United States (including United States government agencies and corporations established by Acts of Congress); (ii) obligations of the State of Georgia (including its political subdivisions or public institutions); and (iii) industrial development revenue bonds issued pursuant to the laws of Georgia.


SOUTH CAROLINA TAXES
Under current South Carolina law, shareholders of the SOUTH CAROLINA MUNICIPAL BOND FUND who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends under the Internal Revenue Code, which are derived from interest on obligations of the state of South Carolina or any of its political subdivisions; (2) dividends derived from interest on certain obligations of the United States; and (3) dividends derived from interest on obligations of any agency or instrumentality of the United States that is prohibited by federal law from being taxed by a state or any political subdivision of a state. To the extent that Fund dividends are attributable to other sources, such dividends will not be exempt from South Carolina taxes.

OTHER STATE AND LOCAL TAXES
Income from the MUNICIPAL BOND FUNDS is not necessarily free from state income taxes in states other than Georgia, North Carolina, or South Carolina, respectively, or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

---------------------------------------------------------
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                            PERFORMANCE INFORMATION
From time to time, the Funds advertise their total return, yield, and if applicable, tax-equivalent yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding.

The tax-equivalent yield of the MUNICIPAL BOND FUNDS is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate.

The yield and the tax-equivalent yield do not necessarily reflect income actually earned by a Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return, yield, and, if applicable, tax-equivalent yield.

From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.



Addresses

Biltmore Equity Fund                     Federated Investors Tower
Biltmore Quantitative Equity Fund Pittsburgh, Pennsylvania 15222-3779 Biltmore Equity Index Fund
Biltmore Special Values Fund
Biltmore Emerging Markets Fund
Biltmore Balanced Fund



Biltmore Short-Term Fixed Income Fund
Biltmore Georgia Municipal Bond Fund
Biltmore North Carolina Municipal Bond Fund
Biltmore South Carolina Municipal Bond Fund

Investment Adviser                  Wachovia Asset Management
(The Biltmore Funds)                     301 North Main Street
(North Carolina Municipal Bond Fund)    Winston-Salem, North Carolina 27150

Investment Adviser                  Wachovia Bank of Georgia, N.A.
(Georgia Municipal Bond Fund)         191 Peachtree Street, N.E.
                                   Atlanta, Georgia 30303

Investment Adviser                  Wachovia Bank of South Carolina, N.A.
(South Carolina Municipal Bond Fund)    1426 Main Street
                                   Columbia, South Carolina 29226

Counsel to The Biltmore Funds and  Kirkpatrick & Lockhart LLP
The Biltmore Municipal Funds          1800 Massachusetts Avenue, N.W.
                                   Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
                                   1200 Nineteenth Street, N.W.
                                   Washington, D.C. 20036-2430

The Biltmore Service Center           101 Greystone Boulevard
                                   SC-9215
                                   Columbia, South Carolina 29226




                              The Biltmore Funds
                         The Biltmore Municipal Funds

January 31, 1996